     As filed with the Securities and Exchange Commission on April 28, 2003
                                                    Registration Nos. 333-100287
                                                                   and 811-09507

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-6


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]
                         Pre-Effective Amendment No.                 [ ]
                       Post-Effective Amendment No. 2                [X]
                                       and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY     [ ]
                                   ACT OF 1940
                                 Amendment No. 4                     [X]


                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                   ------------------------------------------
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                   ------------------------------------------
                               (Name of Depositor)

            3003 - 77th Avenue, S.E., Mercer Island, Washington 98040
           ----------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (206) 232-8400

Name and Address of Agent for Service:          Copy to:

John R. Patton, FLMI, FLHC, CLU, ChFC           Mary Jane Wilson-Bilik, Esq.
Assistant Vice President and Secretary          Sutherland Asbill & Brennan LLP
Farmers New World Life Insurance Company        1275 Pennsylvania Avenue, N.W.
3003 - 77th Avenue, S.E.                        Washington, DC 20004-2415
Mercer Island, Washington 98040

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.


It is proposed that this filing will become effective:
    [ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485
    [X]      On May 1, 2003 pursuant to paragraph (b) of Rule 485
    [ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [ ]      On __________ pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

                      Title of securities being registered:
         Units of interest in a separate account under individual flexible premium variable life insurance policies.

        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY (ACCUMULATOR VUL)
                                   Issued by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

Home Office                            Service Center
3003 - 77TH AVENUE, S.E.               P.O. BOX 724208
MERCER ISLAND, WASHINGTON 98040        ATLANTA, GEORGIA 31139
(206) 232-8400                         1-877-376-8008 (TOLL FREE)
                                       8:00 A.M. TO 6:00 P.M. EASTERN TIME

                                   PROSPECTUS

                                   MAY 1,2003


This prospectus describes the Accumulator VUL, an individual, flexible premium variable life insurance policy (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A ("variable account") in which you invest. You choose one of two death benefit options.

INVESTMENT RISK -- Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. YOU MAY BE REQUIRED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.

LOANS, WITHDRAWALS AND SURRENDERS -- You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

TAX RISK -- Tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL SURRENDERS AT ANY TIME IN THE FUTURE, OR IF YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a tax advisor to learn more about the tax risks of this Policy.

This prospectus provides basic information that a prospective owner should know before investing. You should keep this prospectus for future reference.

You should consider whether this Policy is suitable for you in light of your life insurance needs. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES SOME OF THE RISKS ASSOCIATED WITH INVESTING IN THE POLICY.

This Policy has 18 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 17 subaccounts. The subaccounts invest in the following 17 portfolios:


[ ]      SCUDDER INVESTMENTS VIT FUNDS*
                  Scudder VIT Equity 500 Index Fund - Class B Shares

[ ]      WM VARIABLE TRUST - CLASS 2 SHARES
         STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS
                  WM SAM Balanced Portfolio
                  WM SAM Conservative Balanced Portfolio
                  WM SAM Conservative Growth Portfolio
                  WM SAM Flexible Income Portfolio
                  WM SAM Strategic Growth Portfolio

[ ]      WM VARIABLE TRUST - CLASS 2 SHARES
         EQUITY FUNDS
                  WM Equity Income Fund
                  WM Growth & Income Fund
                  WM Growth Fund
                  WM International Growth Fund
                  WM Mid Cap Stock Fund
                  WM Small Cap Stock Fund
                  WM West Coast Equity Fund

[ ]      WM VARIABLE TRUST - CLASS 2 SHARES
         FIXED-INCOME FUNDS
                  WM Income Fund
                  WM Money Market Fund
                  WM Short Term Income Fund
                  WM U.S. Government Securities Fund

-----------------------
* Prior to May 16, 2003, known as Deutsche Asset Management VIT Funds.

    AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT
       INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
                        OR ANY OTHER GOVERNMENT AGENCY.

         A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
          ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

               Not FDIC Insured   May Lose Value   No Bank Guarantee

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY.............................      1

POLICY BENEFITS                                                 1
    The Policy in General.................................      1
    Premium Flexibility...................................      1
    Death Benefits........................................      2
    Surrenders and Withdrawals............................      2
    Transfers.............................................      2
    Loans.................................................      3

POLICY RISKS..............................................      3
    Risk of Poor Investment Performance...................      3
    Risk of Lapse.........................................      3
    Tax Risks.............................................      4
    Limits on Cash Withdrawals............................      4
    Loan Risks............................................      5
    Increase in Current Fees and Expenses.................      5
    Effects of Surrender Charges..........................      5

PORTFOLIO RISKS...........................................      5

FEE TABLE.................................................      6

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND
THE FIXED ACCOUNT ........................................      9
    Farmers New World Life Insurance Company..............     10
    The Fixed Account.....................................     11

THE VARIABLE ACCOUNT AND THE PORTFOLIOS...................     11
    The Variable Account..................................     11
    The Portfolios........................................     12
    Investment Objectives of the Portfolios...............     12
    Availability of the Portfolios........................     14
    Your Right to Vote Portfolio Shares...................     14

THE POLICY................................................     14
    Purchasing a Policy...................................     14
    Tax-Free 'Section 1035' Exchanges.....................     15
    When Insurance Coverage Takes Effect..................     15
    Canceling a Policy (Right-to-Examine Period)..........     16
    State Variations......................................     16
    Other Policies........................................     16
    Ownership Rights......................................     16
    Modifying the Policy..................................     17
    Policy Termination....................................     18

PREMIUMS..................................................     18
    Premium Flexibility...................................     18
    Minimum Premiums......................................     19
    Allocating Premiums...................................     20

CONTRACT VALUES...........................................     21
    Subaccount Value......................................     21
    Subaccount Unit Value.................................     21
    Fixed Account Value...................................     22
    Loan Account Value....................................     22

CHARGES AND DEDUCTIONS....................................     22
    Premium Deductions....................................     23
    Monthly Deduction.....................................     23
    Mortality and Expense Risk Charge.....................     25
    Surrender Charge......................................     26
    Transfer Charge.......................................     27
    Portfolio Expenses....................................     27
    Other Charges.........................................     28

DEATH BENEFIT.............................................     28
    Death Benefit Proceeds................................     28
    Death Benefit Options.................................     29
    Changing Death Benefit Options........................     30
    Effects of Withdrawals on the Death Benefit...........     30
    Changing the Principal Sum............................     31
    Payment Options.......................................     32

SUPPLEMENTAL BENEFIT (RIDER)..............................     32

SURRENDERS AND WITHDRAWALS................................     32
    Surrender Value.......................................     32
    Partial Withdrawals...................................     33
    When We Will Make Payments............................     34

TRANSFERS.................................................     34
    Third Party Transfers.................................     35
    Excessive Trading Limits..............................     35
    Telephone Transfers...................................     35

LOANS.....................................................     36
    Effects of Policy Loans...............................     37

POLICY LAPSE..............................................     37
    Lapse.................................................     37
    Reinstatement.........................................     38

FEDERAL TAX CONSIDERATIONS................................     39
    Tax Status of the Policy..............................     39
    Tax Treatment of Policy Benefits......................     39

ADDITIONAL INFORMATION....................................     42
    Sale of the Policies..................................     42
    Legal Proceedings.....................................     43
    Financial Statements..................................     44

PERFORMANCE DATA..........................................     44
    Hypothetical Illustrations Based on Adjusted Historic
    Portfolio Performance.................................     44

ILLUSTRATIONS.............................................     44

TABLE OF CONTENTS FOR THE SAI.............................     48

GLOSSARY..................................................     49

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES...    A-1

POLICY BENEFITS/RISKS SUMMARY

         This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

POLICY BENEFITS

                              THE POLICY IN GENERAL


- TAX-DEFERRED ACCUMULATION. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

- LONG-TERM SAVINGS VEHICLE. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. THERE MAY BE ADVERSE CONSEQUENCES IF YOU DECIDE TO SURRENDER YOUR POLICY EARLY, SUCH AS PAYMENT OF A SURRENDER CHARGE THAT APPLIES DURING THE FIRST 5 YEARS OF THE POLICY.

- PERSONALIZED ILLUSTRATIONS. You may receive personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


- FIXED ACCOUNT. You may place money in the fixed account where it earns interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so.

- SEPARATE ACCOUNT. You may allocate premium(s) to one or more subaccounts of the variable account. Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

                               PREMIUM FLEXIBILITY

- FLEXIBLE PREMIUMS. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

- MINIMUM PREMIUMS. This Policy does not provide a no-lapse period. PAYING THE MINIMUM PREMIUMS FOR THE POLICY MAY REDUCE YOUR RISK OF LAPSE, BUT WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

- RIGHT-TO-EXAMINE PERIOD. You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

                                 DEATH BENEFIT

- As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

-   You must choose one of two death benefit options under the Policy.

    - OPTION A IS A VARIABLE DEATH BENEFIT THROUGH ATTAINED AGE 99 THAT IS THE GREATER OF :

        -   the principal sum plus the Contract Value on the date of death; or

        - the Contract Value multiplied by the applicable death benefit percentage.

    - OPTION B IS A LEVEL DEATH BENEFIT THROUGH ATTAINED AGE 99 THAT IS THE GREATER OF:

        -   the principal sum on the date of death; or

        - the Contract Value multiplied by the applicable death benefit percentage.


Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

CHANGE IN DEATH BENEFIT OPTION AND PRINCIPAL SUM. If the insured provides evidence of insurability satisfactory to us, you may change the death benefit option or increase or decrease the principal sum once each Policy year (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). A change in death benefit option or principal sum may have tax consequences. You may not decrease the principal sum below the minimum principal sum amount shown on your Policy's specifications page. If you reduce your principal sum below $100,000, higher cost of insurance rates will be charged.


                           SURRENDERS AND WITHDRAWALS

- FULL SURRENDER: At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

- PARTIAL WITHDRAWALS: After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

    -   You may make only 1 withdrawal each calendar quarter.

    -   You must request at least $500.

    -   You may not request more than 75% of the Surrender Value.

    - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

    - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by the processing fee).

                                    TRANSFERS

- Each Policy year you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.

- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

-   DOLLAR COST AVERAGING PROGRAM:


    The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year.


                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

- We will charge you interest at a rate of 2.75% compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured's death.


-   A loan may have adverse tax consequences.


POLICY RISKS

                       RISK OF POOR INVESTMENT PERFORMANCE

         If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value. If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

                                  RISK OF LAPSE

         This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

         Loans, withdrawals, any increase in principal sum, any increase in current charges, and/or poor investment returns could increase your risk of lapse.

         Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

         - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, and the Surrender Value is not large enough to cover the monthly deduction when due; or

         - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you owe, is not large enough to cover the monthly deduction when due.


         Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.


         A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.


         You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS


         A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, surrenders and loans taken before you reach age 59 1/2. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.


         Tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL SURRENDERS AT ANY TIME IN THE FUTURE, AND/OR YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                           LIMITS ON CASH WITHDRAWALS

         The Policy permits you to take only one partial withdrawal in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

         A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A withdrawal also may have tax consequences.

         A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS


         A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. We also charge interest on amounts in the loan account at a rate of 2.75% compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.


         A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.


         A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a tax adviser about such loans.


                      INCREASE IN CURRENT FEES AND EXPENSES

         Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

                          EFFECTS OF SURRENDER CHARGES

         The surrender charges under this Policy are significant during the first five Policy years and during the five years after any elected increase in principal sum. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

         Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

PORTFOLIO RISKS


         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.


         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE

         The following tables describe the fees and charges that you will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.

                                TRANSACTION FEES


                                                                                         AMOUNT DEDUCTED(1)
                                                                       ----------------------------------------------------
                                                                              GUARANTEED
                CHARGE                    WHEN CHARGE IS DEDUCTED           MAXIMUM CHARGE             CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------
PREMIUM CHARGE                           Upon payment of each          4.25% of premiums paid      4.25% of premiums paid
                                              premium
---------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE                Upon cash withdrawal            2.0% of the amount         2.0% of the amount
                                                                       withdrawn, not to exceed     withdrawn, not to
                                                                                  $25                   exceed $25
---------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)                       Upon full surrender of       Sum of all underwriting     Sum of all underwriting
                                         the Policy during first 5        and sales charges          and sales charges
                                         Policy years, or within 5     remaining on the Policy     remaining on the Policy
                                            years following any
                                         increase in principal sum

   -  Minimum Charge(3)                                                $11.52 per $1,000 of        $11.52 per $1,000 of
                                                                           Principal Sum               Principal Sum

   -  Maximum Charge(4)                                                $51.68 per $1,000 of        $51.68 per $1,000 of
                                                                           Principal Sum               Principal Sum

   -  Charge for a policy issued at age                                $31.28 per $1,000 of        $31.28 per $1,000 of
      50, during the 6th month after issue                                 Principal Sum               Principal Sum
---------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                                Upon transfer                  $25                  First 12 transfers in a
                                                                                                    Policy year are free,
                                                                                                   $25 for each subsequent
                                                                                                          transfer
---------------------------------------------------------------------------------------------------------------------------
ADDITIONAL ANNUAL REPORT FEE                  Upon request for                 $5                             $5
                                          additional annual report
---------------------------------------------------------------------------------------------------------------------------

------------------------
(1) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

(2) The surrender charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of principal sum increase), or until the maturity date, if earlier. The surrender charge is based upon the issue age of the insured (or the attained age at time of principal sum increase). The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more information about the surrender charges that apply to you by referring to the table of Underwriting and Sales Charges in this prospectus or by contacting your agent.

(3) This minimum charge is based on an insured age 21 at issue, during the 12th month after the Policy is issued.

(4) This maximum charge is based on an insured for a Policy that is issued at any age, with an increase in principal sum at attained age 65, during the 1st month after this increase.

         The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                                              AMOUNT DEDUCTED
                                                                        -------------------------------------------------------
                                                                                 GUARANTEED
                CHARGE                       WHEN CHARGE IS DEDUCTED           MAXIMUM CHARGE                CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
MONTHLY ADMINISTRATIVE CHARGE                  Monthly on the issue          $10.00 per month               $7.00 per month
                                             date and on each monthly
                                                     due date
-------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE FOR THE BASE POLICY(5)      Monthly on the issue           Per $1,000 of Risk            Per $1,000 of Risk
(NO SPECIAL PREMIUM CLASS CHARGE OR         date and on each monthly      Insurance Amount(8) each       Insurance Amount each
EXTRA RATINGS)(6)                                  due date(7)                     month                         month

  -  Minimum Charge(9)                                                        $0.09 per $1,000              $0.03 per $1,000

  -  Maximum Charge(10)                                                      $83.33 per $1,000             $66.67 per $1,000

  -  Charge for a male insured, issue                                         $1.29 per $1,000              $0.65 per $1,000
     age 50, in the standard nonsmoker
     premium class, with a principal sum
     smaller than $100,000 that has not
     changed since issue, in Policy year 10
-------------------------------------------------------------------------------------------------------------------------------
MONTHLY SPECIAL PREMIUM CLASS CHARGE(11)       Monthly on the issue        Factor multiplied by Cost     Factor multiplied by
                                             date and on each monthly        of Insurance Charge        Cost of Insurance Charge
                                                     due date
  -  Minimum Charge                                                                  1                             1

  -  Maximum Charge                                                                  5                             5

  -  Charge for an insured in a                                                      1                             1
     standard premium class (not in a
     Special Premium Class)
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------
(5) Cost of insurance charges are based on the insured's issue age, sex, and premium class, the Risk Insurance Amount, the number of months since the issue date and the amount of principal sum. The cost of insurance rate you pay increases annually with the age of the insured. We currently charge higher cost of insurance rates for Policies with a principal sum of less than $100,000. If you reduce your principal sum below $100,000 at any time, then the higher rates will apply. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

(6) Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

(7) The cost of insurance charge is assessed until the insured attains age 100.

(8) The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Valuation Day preceding the monthly due date, plus the monthly administrative charge, the monthly underwriting and sales charge, and any charges for riders.

(9) This minimum charge is based on an insured with the following characteristics: female preferred nonsmoker, principal sum greater than $100,000, issue age 21, during the first Policy year.

(10) This maximum charge is based on any insured at attained age 99 in any underwriting class who does not have a special premium class rating. This maximum charge will be higher for a Policy with a special premium class rating or flat extra monthly charge.

(11) If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy's specifications page. The monthly special premium class charge shown in the table may not be representative of any charges you may pay. If the monthly special premium class charge applies to your Policy, the charge will be shown on the Policy's specification page. You can obtain more information about this charge by contacting your agent.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                              AMOUNT DEDUCTED
                                                                        -------------------------------------------------------
                                                                                 GUARANTEED
                CHARGE                       WHEN CHARGE IS DEDUCTED           MAXIMUM CHARGE               CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
FLAT EXTRA MONTHLY CHARGE(12)                 Monthly on the issue           Per $1,000 of Risk           Per $1,000 of Risk
                                             date and on each monthly      Insurance Amount each         Insurance Amount each
                                                     due date                     month                          month

  -  Minimum Charge                                                            $0 per $1,000                 $0 per $1,000

  -  Maximum Charge                                                          $1,000 per $1,000             $25.00 per $1,000

  -  Charge for an insured in a                                                $0 per $1,000                 $0 per $1,000
     standard premium class
-------------------------------------------------------------------------------------------------------------------------------
MONTHLY UNDERWRITING AND SALES CHARGE(13)     Monthly on issue date        Per $1,000 of original       Per $1,000 of original
                                             and on each monthly due       principal sum (or any         principal sum (or any
                                              date during first 5          principal sum increase)      principal sum increase)
                                             Policy years or within 5            each month:                  each month:
                                             years after any increase
                                                 in principal sum
  -  Minimum Charge(14)                                                       $0.24 per $1,000              $0.24 per $1,000

  -  Maximum Charge(15)                                                       $0.88 per $1,000              $0.88 per $1,000

  -  Charge for a policy issued at age                                        $0.58 per $1,000              $0.58 per $1,000
     50, during the first year
-------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE                   Daily                    0.70% (on an annual          0.70% (on an annual
                                                                             basis) of daily net          basis) of daily net
                                                                          assets in the subaccounts         assets in the
                                                                             during the first ten       subaccounts during the
                                                                             policy years, 0.35%        first ten policy years,
                                                                          during years 11 through        0.35% during years 11
                                                                          20 and 0.25% after year        through 20 and 0.25%
                                                                                    20.                     after year 20.
-------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(16)                       At the end of each            0.25% annually of          0.25% annually of amount
                                                   Policy year             amount in loan account           in loan account
-------------------------------------------------------------------------------------------------------------------------------

--------------------------

(12) A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy's specifications page. The flat extra monthly charge shown in the table may not be representative of the charges you will pay. You can obtain more information about the charge by contacting your agent.

(13) The monthly underwriting and sales charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in principal sum. The charge is set based on the insured's age at issue or when the principal sum is increased; the rate of the charge will increase with the insured's age. The monthly underwriting and sales charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

(14) This minimum charge is based on an insured that is 21 at issue, assuming no subsequent increases in principal sum.

(15) This maximum charge is based on an insured at any issue age, when the principal sum is increased at attained age 65.

(16) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (2.75% compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum).

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                              AMOUNT DEDUCTED
                                                                        --------------------------------------------------------
                                                                                 GUARANTEED
                CHARGE                       WHEN CHARGE IS DEDUCTED           MAXIMUM CHARGE                CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGE:
-------------------------------------------------------------------------------------------------------------------------------
MONTHLY DISABILITY BENEFIT RIDER(17)        Monthly on issue date and       Charge assessed each         Charge assessed each
                                            on each monthly due date          month per $100 of            month per $100 of
                                                                              monthly benefit               monthly benefit

  - Minimum Charge(18)                                                     $6 per month per $100        $4 per month per $100 of
                                                                             of monthly benefit              monthly benefit

  - Maximum Charge(19)                                                     $40 per month per $100       $30 per month per $100
                                                                             of monthly benefit            of monthly benefit

  - Charge at the insured's attained age                                   $10 per month per $100       $7 per month per $100 of
    50                                                                         of monthly benefit             monthly benefit
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------
(17) The Monthly Disability Benefit Rider charge depends on the insured's attained age and generally increases as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

(18) This charge is for an insured at attained age 21.

(19) This charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured's risk of disability is roughly double that of a typical insured.


         The next two tables describe the portfolio fees and expenses for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS(1)


                                                                                         MINIMUM    MAXIMUM
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted        0.55%      1.51%
from portfolio assets, including management fees, 12b-1 fees, and other expenses)
---------------------------------------------------------------------------------------------------------------


(1) The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

         The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES


(as a percentage of average daily net assets in the portfolio as of December 31, 2002):

                                                                                                                TOTAL
                                                                     MANAGEMENT       12b-1       OTHER         ANNUAL
NAME OF PORTFOLIO                                                       FEES           FEES      EXPENSES      EXPENSES
---------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS
---------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund - Class B Shares(1)                 0.20%         0.25%       0.10%          0.55%
---------------------------------------------------------------------------------------------------------------------------
WM VARIABLE TRUST (CLASS 2 SHARES) STRATEGIC ASSET MANAGEMENT
(SAM) PORTFOLIOS(2)(3)
---------------------------------------------------------------------------------------------------------------------------
  WM SAM Balanced Portfolio                                             0.10%         0.25%       0.91%          1.26%
---------------------------------------------------------------------------------------------------------------------------
  WM SAM Conservative Balanced Portfolio                                0.10%         0.25%       0.98%          1.33%
---------------------------------------------------------------------------------------------------------------------------
  WM SAM Conservative Growth Portfolio                                  0.10%         0.25%       0.99%          1.34%
---------------------------------------------------------------------------------------------------------------------------
  WM SAM Flexible Income Portfolio                                      0.10%         0.25%       0.84%          1.19%
---------------------------------------------------------------------------------------------------------------------------
  WM SAM Strategic Growth Portfolio                                     0.10%         0.25%       1.06%          1.41%
---------------------------------------------------------------------------------------------------------------------------
WM VARIABLE TRUST (CLASS 2 SHARES) EQUITY FUNDS(2)
---------------------------------------------------------------------------------------------------------------------------
  WM Equity Income Fund                                                 0.63%         0.25%       0.07%          0.95%
---------------------------------------------------------------------------------------------------------------------------
  WM Growth & Income Fund                                               0.76%         0.25%       0.05%          1.06%
---------------------------------------------------------------------------------------------------------------------------
  WM Growth Fund                                                        0.89%         0.25%       0.11%          1.25%
---------------------------------------------------------------------------------------------------------------------------
  WM International Growth Fund                                          0.95%         0.25%       0.31%          1.51%
---------------------------------------------------------------------------------------------------------------------------
  WM Mid Cap Stock Fund                                                 0.75%         0.25%       0.09%          1.09%
---------------------------------------------------------------------------------------------------------------------------
  WM Small Cap Stock Fund                                               0.88%         0.25%       0.12%          1.25%
---------------------------------------------------------------------------------------------------------------------------
  WM West Coast Equity Fund                                             0.06%         0.25%       0.65%          0.96%
---------------------------------------------------------------------------------------------------------------------------
WM VARIABLE TRUST (CLASS 2 SHARES) FIXED INCOME FUNDS(2)
---------------------------------------------------------------------------------------------------------------------------
  WM Income Fund                                                        0.50%         0.25%       0.06%          0.81%
---------------------------------------------------------------------------------------------------------------------------
  WM Money Market Fund                                                  0.45%         0.25%       0.12%          0.82%
---------------------------------------------------------------------------------------------------------------------------
  WM Short Term Income Fund                                             0.50%         0.25%       0.12%          0.87%
---------------------------------------------------------------------------------------------------------------------------
  WM U.S. Government Securities Fund                                    0.50%         0.25%       0.06%          0.81%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------

(1) The Advisor of the Scudder Investments VIT Funds has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Fund until April 30, 2005.

(2) The expense figures shown for WM Variable Trust are based upon expenses for the fiscal year ended December 31, 2002. 12b-1 Fees represent servicing fees which are paid to Farmers for certain administrative and account maintenance services provided by Farmers to contract owners investing in these Funds.

(3) Each WM SAM Portfolio is an asset-allocation "fund of funds" that typically allocates its assets, within predetermined percentage ranges, among certain Funds of the WM Variable Trust and the WM High Yield Fund (the "Funds"). Each Portfolio has its own set of operating expenses, as does each of the Funds in which it invests. The Fee Table above shows combined annual expenses for each WM SAM Portfolio and the Funds in which the Portfolio invests. The expenses shown assume a constant allocation by each Portfolio of its assets among the Funds identical to such Portfolio's actual allocation at December 31, 2002. A Portfolio's actual expenses may be higher or lower as a result of changes in the allocation of the Portfolio's assets among the Funds, and the expenses of the Fund and in the Portfolio.


FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

         Farmers New World Life Insurance Company ("Farmers") is located at 3003
- 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

                                THE FIXED ACCOUNT

         The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest that accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

         The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 2.5% guaranteed rate.

         We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

         We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

                              THE VARIABLE ACCOUNT

         Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

         The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

         Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE VARIABLE ACCOUNT. We also reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

                                 THE PORTFOLIOS

         Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

         The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

         Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

         Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.

         An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS

         The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE FUNDS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY.


-------------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                                       INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
SCUDDER VIT EQUITY 500 INDEX       The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the
FUND (CLASS B)                     performance of the S&P 500 Index, which emphasizes stocks of large US companies.
                                   Investment adviser is Deutsche Asset Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM SAM BALANCED PORTFOLIO          Seeks to provide as high a level of total return (consisting of reinvested income and
(CLASS 2)                          capital appreciation) as is consistent with reasonable risk.  In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                                       INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
WM SAM CONSERVATIVE BALANCED       Seeks to provide a high level of total return (consisting of reinvestment of income and
PORTFOLIO (CLASS 2)                capital appreciation), consistent with a moderate degree of principal risk.  In general, relative to the other Portfolios, the Conservative Balance Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM SAM CONSERVATIVE GROWTH         Seeks to provide long-term capital appreciation.  In general, relative to the other
PORTFOLIO (CLASS 2)                Portfolios, the Conservative Growth Portfolio should offer the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM SAM FLEXIBLE INCOME PORTFOLIO   Seeks to provide a high level of total return (consisting of reinvestment of income with
(CLASS 2)                          some capital appreciation).  In general, relative to the other Portfolios, the Flexible
                                   Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM SAM STRATEGIC GROWTH            Seeks to provide long-term capital appreciation.  In general, relative to the other
PORTFOLIO (CLASS 2)                Portfolios, the Strategic Growth Portfolio should offer the potential for a higher level of capital growth and corresponding levels of principal risk.  Investment adviser is WM
                                   Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM EQUITY INCOME FUND (CLASS 2)    Seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM GROWTH & INCOME FUND (CLASS 2)  Seeks to provide long-term capital growth.  Current income is a secondary consideration.
                                   Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM GROWTH FUND (CLASS 2)           Seeks long-term capital appreciation.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM WEST COAST EQUITY FUND          Seeks long-term growth of capital.  Investment adviser is WM Advisors, Inc.
(CLASS 2)
-------------------------------------------------------------------------------------------------------------------------------
WM MID CAP STOCK FUND (CLASS 2)    Seeks to provide long-term capital appreciation.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM SMALL CAP STOCK FUND (CLASS 2)  Seeks long-term capital appreciation.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM INTERNATIONAL GROWTH FUND       Seeks to provide long-term capital appreciation.  Investment adviser is WM Advisors, Inc.
(CLASS 2)
-------------------------------------------------------------------------------------------------------------------------------
WM INCOME FUND (CLASS 2)           Seeks a high level of current income consistent with preservation of capital.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM MONEY MARKET FUND (CLASS 2)     Seeks to maximize current income while preserving capital and maintaining liquidity.
                                   Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM SHORT TERM INCOME FUND (CLASS   Seeks as high a level of current income as is consistent with prudent investment
2)                                 management and stability of principal.  Investment adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WM U.S. GOVERNMENT SECURITIES      Seeks a high level of current income, consistent with safety and liquidity.  Investment
FUND (CLASS 2)                     adviser is WM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------


         In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

         If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                         AVAILABILITY OF THE PORTFOLIOS

         We do not guarantee that each portfolio will always be available for investment through the Policies.

         We reserve the right, subject to applicable law, to add new portfolios or portfolio shares, remove or close existing portfolios or portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY

                               PURCHASING A POLICY


         To purchase a Policy, you must send the application and, in most cases an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with one of the principal underwriters for the Policy, Farmers Financial Solutions, LLC or WM Funds Distributor, Inc.

         There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

         Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

         We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

         We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $100,000, and $50,000 for all others. The maximum issue age for insureds is age 75. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

                        TAX-FREE 'SECTION 1035' EXCHANGES

         You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT

         TEMPORARY INSURANCE COVERAGE. If the proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the proposed insured with temporary insurance coverage in the amount of $50,000. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

         Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

         -  The date full insurance coverage becomes effective; or

         - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Standard Time of the fifth day after Farmers has mailed a letter giving such notice; or

         - The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy if issued.

         FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy.


         Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date and we will begin to deduct monthly deductions from your Contract Value. See "Allocating Premiums."


         BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, monthly deductions including cost of insurance charges and underwriting and sales charges will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

                  CANCELING A POLICY (RIGHT-TO-EXAMINE PERIOD)

         You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

                                STATE VARIATIONS

         Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Service Center.

                                 OTHER POLICIES

         We offer variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect the performance of your subaccount and Contract Value. For more information about these policies, please contact our Service Center or your agent.

                                OWNERSHIP RIGHTS


         The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

Changing the     -  You may change the owner by providing a written request to
Owner               us at any time while the insured is alive.

                 - The change takes effect on the date that the written request is signed.

                 - We are not liable for any actions we may have taken before we received the written request.

                 - Changing the owner does not automatically change the beneficiary.

                 - Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and    -  If you designate more than one beneficiary, then each
Changing the        beneficiary shares equally in any death benefit proceeds
Beneficiary         unless the beneficiary designation states otherwise.

                 - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

                 - If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

                 - You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

                 - You can change the beneficiary by providing us with a written request while the insured is living.

                 - The change in beneficiary is effective as of the date you sign the written request.

                 - We are not liable for any actions we may have taken before we received the written request.

Assigning the    -  You may assign Policy rights while the insured is alive.
Policy

                 - The owner retains any ownership rights that are not assigned.

                 - Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

                 - Claims under any assignment are subject to proof of interest and the extent of the assignment.

                 -  We are not:

                    - bound by any assignment unless we receive a written notice of the assignment.

                    -  responsible for the validity of any assignment.

                    - liable for any payment we made before we received written notice of the assignment.

                 - Assigning the Policy may have tax consequences. See "Federal Tax Considerations."

                              MODIFYING THE POLICY

         Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         Upon notice to you, we may modify the Policy to:

         - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

         - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

         -        reflect a change in the variable account's operations.

         If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                               POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         -  the maturity date (insured's           - the end of the grace period
            attained age 120)                        without a sufficient
                                                     payment

         -  the date the insured dies              - the date you surrender the
                                                     Policy

PREMIUMS

                               PREMIUM FLEXIBILITY

         You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

         Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

         We multiply each premium by the percent of premium factor (currently 95.75%) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

         WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code, or if the payment would increase the death benefit by more than the amount of the premium.


         PLANNED PREMIUMS. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See "Risk Summary," "Policy Lapse."


         ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

         You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 120), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

         TAX CODE PROCESSING. If Farmers receives any premium payment that it anticipates will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, Farmers will not accept the EXCESS PORTION of that premium and will immediately notify the owner and give an explanation of the issue. Farmers will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

         a.       the tax problem resolves itself prior to the refund date; or

         b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

         In the above cases, Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgment at the Service Center. We will then process the excess premium accordingly.

                                MINIMUM PREMIUMS

         The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. PAYING THE MINIMUM PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force to maturity.

         The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy's specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the insured, and the principal sum.

         The minimum premium will change if:

         -        you increase or decrease the principal sum;

         -        you change the death benefit option;

         -        you change or add a rider;

         - you take a partial withdrawal when you have elected the level death benefit option (Option B); or

         - the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).


         If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) becomes zero or less AND if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums are the sum of all past monthly-mode minimum premiums since the issue date.

         But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value, minus any outstanding loan amount (and any interest you would owe if you surrendered the Policy), is not large enough to pay the entire monthly deduction when due. See "Risk Summary," and "Policy Lapse."

         Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                               ALLOCATING PREMIUMS

         When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules:

         - you must put at least 1% of each premium in any subaccount or the fixed account you select;

         - allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

         You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

         Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Valuation Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.


         Unless additional underwriting is required or a situation described above in the "Tax Code processing" section occurs, we invest all premiums paid after the reallocation date on the Valuation Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next determined after we receive your payment.

CONTRACT VALUES

CONTRACT VALUE      -  varies from day to day, depending on the investment
                       experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

                    - serves as the starting point for calculating values under a Policy

                    - equals the sum of all values in each subaccount, the loan account and the fixed account

                    -  is determined on the issue date and on each Valuation Day

                    - on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction

                    - has no guaranteed minimum amount and may be more or less than premiums paid

                                SUBACCOUNT VALUE

         Each subaccount's value is determined at the end of each Valuation Day. We determine your Policy's value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Valuation Day.

THE NUMBER OF       -  the initial units purchased at the unit value on the
UNITS IN ANY           issue date; PLUS
SUBACCOUNT ON ANY
VALUATION DAY       -  units purchased with additional premiums net of the
EQUALS:                percent of premium factor; PLUS

                    - units purchased via transfers from another subaccount or the fixed account; MINUS

                    - units redeemed to pay a pro-rata share of the monthly deductions; MINUS

                    - units redeemed to pay for withdrawals (partial surrenders) and any processing fees; MINUS

                    - units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

         Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

         The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

                               FIXED ACCOUNT VALUE

         On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

THE FIXED ACCOUNT    -  the fixed account value on the preceding Valuation Day
VALUE AT THE END OF     plus interest from the preceding Valuation Day to the
ANY VALUATION           date of calculation; PLUS
PERIOD EQUALS:

                     - the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Valuation Day, plus interest from the date such premiums were received to the date of calculation; PLUS

                     - any amounts transferred to the fixed account since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                     - the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation, and any processing fee; MINUS

                     - the amount of any withdrawals (partial surrenders) and any processing fees deducted from the fixed account since the preceding Valuation Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

                     - a pro-rata share of the monthly deduction, on each Valuation Day when a monthly deduction is due.

Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

                               LOAN ACCOUNT VALUE

THE LOAN ACCOUNT     -  the loan account value on the preceding Valuation Day
VALUE AT THE END OF     plus interest from the preceding Valuation Day to the
ANY VALUATION           date of calculation; PLUS
PERIOD EQUALS:

                     - any amounts transferred to the loan account since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                     - the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation.

         Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

CHARGES AND DEDUCTIONS

         This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS  -  the death benefit, surrender and loan benefits under
WE PROVIDE:               the Policy and the benefits provided by riders

                       -  investment options, including premium allocations

                       -  administration of elective options

                       -  the distribution of reports to owners

COSTS AND EXPENSES     -  costs associated with processing and underwriting
WE INCUR:                 applications, issuing and administering the Policy
                          (including any riders)

                       - overhead and other expenses for providing services and benefits

                       - sales and marketing expenses, including compensation paid in connection with the sale of the Policies

                       - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

RISKS WE ASSUME        -  that the cost of insurance charges we deduct are
INCLUDE BUT ARE NOT       insufficient to meet our actual claims because
LIMITED TO:               insureds die sooner than we anticipate

                       - that the costs of providing the services and benefits
                         under the Policies exceed the charges we deduct

         All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

                               PREMIUM DEDUCTIONS

         When you make a premium payment, we apply a percent of premium factor currently equal to 95.75% to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 4.25% of each premium that we retain is the sum of 2%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state, and currently range from 0% to 3.50% in the states in which the Policy is sold. The 2.25% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate.

                               MONTHLY DEDUCTION

         We take a monthly deduction from the Contract Value on the issue date and on the Valuation Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

         The monthly deduction is equal to:


         -        The monthly administration charge; PLUS

         -        The cost of insurance charge for the Policy; PLUS

         -        Extra charges for a special premium class, if any; PLUS

         -        The monthly underwriting and sales charge; PLUS

         -        The charges for any riders.

         MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $7. We may increase or decrease this charge but it is guaranteed never to be higher than $10.


         COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g. the principal sum, the Contract Value, the insured's issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month.

         The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

         The Risk Insurance Amount is:

         1.       The current death benefit; MINUS

         2. The Contract Value at the end of the Valuation Day preceding the monthly due date; PLUS

         3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

         4.       The monthly underwriting and sales charge; PLUS

         5. Any charges for riders for the month that begins on the monthly due date.


         The Risk Insurance Amount may increase or decrease each month, depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.


         Cost of insurance rates are based on the principal sum, sex, attained age, and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.


         The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page.


         We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.


         The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.


         We currently charge cost of insurance rates that are higher for Policies having a principal sum less than $100,000. If you reduce your principal sum below $100,000 at any time, these higher rates will apply.

         MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy's specification page will show you the amount of this charge.

         FLAT EXTRA MONTHLY CHARGE FOR POLICIES IN A SPECIAL PREMIUM CLASS. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from policies in a special premium class. The charge, if any, will be shown on your Policy's specifications page.


         MONTHLY UNDERWRITING AND SALES CHARGE. We deduct this charge each month during the first 60 months after the issue date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 60 months each time you choose to increase the principal sum after the issue date. The rate for this charge depends upon the insured's age at issue or at the time of any increase in principal sum. The charge is calculated by multiplying the rate for this charge by the amount of principal sum issued or by the amount by which the principal sum is increased above the principal sum immediately prior to the current increase. The underwriting and sales charge is not imposed on any increases in principal sum that are due to a change in death benefit option. The underwriting and sales charge will not be reduced as a result of a reduction in the principal sum.

         The amount of the monthly underwriting and sales charge is computed on the issue date, as follows:

         1. Find the appropriate annualized underwriting and sales charge per $1,000 for the insured's issue age in the following table; then

         2.       Multiply this charge per $1,000 by the original principal sum;
                  then

         3.       Divide the result by 1,000; then

         4.       Divide the result by 12.


               Underwriting and Sales Charge per $1,000 of Principal Sum
               ---------------------------------------------------------
  Issue Age, or                   Issue Age, or                  Issue Age, or
 Attained Age at   Annualized    Attained Age at   Annualized   Attained Age at   Annualized
 Which Principal   Charge per    Which Principal   Charge per   Which Principal   Charge per
Sum is Increased     $1,000      Sum is Increased    $1,000     Sum is Increased    $1,000
----------------   ----------    ----------------  ----------   ----------------  ----------
       21             2.88              35            3.36             49            6.75

       22             2.88              36            3.67             50            6.95

       23             2.88              37            3.98             51            7.17

       24             2.88              38            4.30             52            7.40

       25             2.88              39            4.61             53            7.64

       26             2.88              40            4.92             54            7.89

       27             2.88              41            5.02             55            8.16

       28             2.88              42            5.11             56            8.45

       29             2.88              43            5.21             57            8.75

       30             2.88              44            5.30             58            9.08

       31             2.98              45            5.40             59            9.43

       32             3.07              46            5.83             60            9.80

                Underwriting and Sales Charge per $1,000 of Principal Sum
                ---------------------------------------------------------
  Issue Age, or                   Issue Age, or                  Issue Age, or
 Attained Age at   Annualized    Attained Age at   Annualized   Attained Age at   Annualized
 Which Principal   Charge per    Which Principal   Charge per   Which Principal   Charge per
Sum is Increased     $1,000      Sum is Increased    $1,000     Sum is Increased    $1,000
----------------   ----------    ----------------  ----------   ----------------  ----------
       33             3.17              47            6.26             61            10.20

       34             3.26              48            6.55        62 and older       10.51


         If you choose to increase the principal sum after the issue date, we will assess an additional underwriting and sales charge for 60 months after the increase takes effect. The additional charge will be assessed only on the amount of the increase in principal sum, using the charge applicable to the insured's attained age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.


         RIDER CHARGE. The monthly deduction includes charges for any optional insurance benefit you add to your Policy by rider. The rider charge is summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. The following rider is currently available under the Policy:

         - MONTHLY DISABILITY BENEFIT RIDER. This benefit adds a monthly benefit to the fixed account if we receive due proof that the insured is totally disabled as defined in the rider. We pay the monthly benefit during the insured's continued disability, but not beyond the insured's attained age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the percent of premium factor that is shown on the policy specifications page. Disability must start before the insured's attained age 60. The charge for this rider will be added to the monthly deduction for the Policy. The monthly charge for this rider is the sum of:

                  1. the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the insured's attained age; PLUS

                  2. the extra monthly charge for a special premium class for this rider, if any.


                        MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

         -        your Contract Value in each subaccount multiplied by


         - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.70% during the first 10 Policy years, 0.30% during Policy years 11 through 20, and 0.25% thereafter.


         If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

         We deduct a surrender charge if, during the first five Policy years or within five years after any increase in principal sum, you fully surrender the Policy. In the case of a full surrender, we pay you the Contract Value less any surrender charge and any outstanding loan amount and any interest you owe. The payment you receive is called the Surrender Value.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Surrender Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

         1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

         2.       investment performance is too low.

         The surrender charge is equal to the sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the issue date (or date of principal sum increase), or until the maturity date, if earlier.

         An example of calculating the surrender charge follows:

         This example is for a policy that is in its 39th month. The principal sum is $200,000 and the issue age is 35.

         The monthly underwriting and sales charge for this policy is (3.36)(200,000/1,000)/12 = $56.00. The number of such charges that remain on the policy is 60-39 = 21. Therefore, the surrender charge is (21)(56.00) = $1,176.

         PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

         - We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

         - We charge $25 for each additional transfer. We will not increase this charge.

         - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

         - We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

         - Transfers we effect on the reallocation date, and transfers due to loans and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.


                                  LOAN CHARGES

         - We will charge interest on amounts in the loan account at a rate of 2.75% compounded annually. This rate is guaranteed. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

         - Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

                               PORTFOLIO EXPENSES

         The value of the net assets of each subaccount is reduced by the investment management fees, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. You pay these fees and expenses indirectly. See the Annual Portfolio Expense Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.

         We (and our affiliates) receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services we provide and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range from an annual rate of 0.10% to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Policy, and in some cases, other policies issued by Farmers (or its affiliates). We also receive the service fees and all or a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for providing certain services permitted under the fund's 12b-1 plan. Some advisers, administrators or portfolios may pay us more than others.

                                  OTHER CHARGES

         -        We charge $5 for each additional annual report you request.

DEATH BENEFIT

                             DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see "Payment Options" in the SAI.

DEATH BENEFIT         -  the death benefit (described below); MINUS
PROCEEDS EQUAL:
                      -  any past due monthly deductions; MINUS

                      -  any outstanding Policy loan on the date of death; MINUS

                      -  any interest you owe on the Policy loan(s); PLUS

                      - any additional benefits payable under the terms of any riders attached to the Policy.

         If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

         We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion" in the SAI.

                              DEATH BENEFIT OPTIONS

         In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option at any time.

THE VARIABLE DEATH       -  the principal sum PLUS the Contract Value
BENEFIT UNDER OPTION        (determined as of the end of the Valuation Period
A IS THE GREATER OF:        during which the insured dies); OR

                         - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

         Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT  -  the principal sum on the date of death; OR
UNDER OPTION B IS THE
GREATER OF:              -  the death benefit required by the Tax Code (Contract
                            Value on the date of death multiplied by the applicable death benefit percentage).

         Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

         Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

         In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

ATTAINED AGE                      DEATH BENEFIT PERCENTAGE
------------               --------------------------------------
40 and under                                250%
  41 to 45                 250% minus 7% for each age over age 40
  46 to 50                 209% minus 6% for each age over age 46
  51 to 55                 178% minus 7% for each age over age 51
  56 to 60                 146% minus 4% for each age over age 56
  61 to 65                 128% minus 2% for each age over age 61
  66 to 70                 119% minus 1% for each age over age 66
  71 to 74                 113% minus 2% for each age over age 71
  75 to 90                                  105%
  91 to 94                 104% minus 1% for each age over age 91
  95 to 100                                 100%

         If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

         OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract

Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250%
of $10,000)).

         However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

         Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

         OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

         Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

         You may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.


         A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions - Monthly Deduction - Cost of Insurance Charge.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.


         The underwriting and sales charge and the surrender charge for the Policy will continue to be based on the same principal sum amount on which it was based immediately before the change and on any subsequent requested increase in principal sum.

         For a more detailed discussion on changing death benefit options, see the SAI.

                  EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

         If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a withdrawal (partial surrender) will reduce the principal sum by the amount of the withdrawal (not including the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

         When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. You may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

         Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

         We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

         INCREASES

         - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

                  - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

                  - We conclude the insured has an excessive amount of insurance coverage

                  - We conclude the owner no longer has an insurable interest in the insured.

         - You can increase the principal sum at any time before the insured's attained age 75. Increases during the first Policy year are permitted.

         - The minimum increase is $25,000 during the first two years after the issue date. The minimum increase after the second year is $100,000 if the premium class shown on the Specifications Page of your Policy is preferred non-nicotine use, or $50,000 otherwise.

         - An additional underwriting and sales charge will be imposed each month during the 60 months following each increase in principal sum. We assess this charge on the amount of the increase in principal sum. See the "Underwriting and Sales Charge" section of this prospectus for an explanation of how this charge is calculated.

         - Increasing the principal sum will increase your Policy's minimum premium.

         DECREASES

         - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

         - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

         - Any decrease will be effective on the monthly due date following our approval of your request.

         - A reduction in principal sum will not reduce any underwriting and sales charges or surrender charges on the Policy.

         - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become a Modified Endowment Policy under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Policies."

         - Decreasing the principal sum will reduce your Policy's minimum premium.

         - Decreasing the principal sum may increase the rates we charge you for the cost of insurance. We currently charge significantly higher rates if the principal sum is below $100,000 than if it is at least $100,000.

                                 PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.


SUPPLEMENTAL BENEFIT (RIDER)

         The following supplemental benefit (rider) is available and may be added to a Policy. The charge for the benefit is added to the monthly deduction. The rider available with the Policies provides fixed benefits that do not vary with the investment experience of the variable account.

         - MONTHLY DISABILITY BENEFIT RIDER. Payment of a monthly disability benefit to the fixed account if the insured is totally disabled. This rider is designed to provide a monthly benefit that defrays a portion of the monthly deductions during periods when the insured is disabled and cannot pay any premiums. Normal withdrawal limits will apply if you withdraw the funds allocated to the fixed account as a monthly disability benefit. We assess a charge for this rider that is added to the monthly deduction. See the Fee Table in this prospectus for details.

         The benefits and restrictions are described in the rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with the rider. The rider may not be available in all states, and may vary by state.


SURRENDERS AND WITHDRAWALS

                                 SURRENDER VALUE

         You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Valuation Day when we receive your request at the Service Center. If we receive your written request for surrender after the close of a Valuation Day, usually 4:00 p.m. Eastern Time, we will determine the Surrender

Value as of the end of the next Valuation Day. The Surrender Value is the amount we pay when you surrender your Policy. The Surrender Value on any Valuation Day equals:

         -        the Contract Value as of such date; MINUS

         -        any surrender charge as of such date; MINUS

         -        any outstanding Policy loans; MINUS

         -        any interest you owe on the Policy loans.

  SURRENDER           -  You must make your surrender request to us in writing.
  CONDITIONS:

                      - You should send your written request to the Service Center.

                      - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

                      - You will incur a surrender charge if you surrender the Policy during the first five Policy years or within five years after any increase in the principal sum. See "Charges and Deductions."

                      - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

                      - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

Surrendering the Policy may have tax consequences. See "Federal Tax
Consequences."

                               PARTIAL WITHDRAWALS

         After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL            -  You must make your partial withdrawal request to us in
CONDITIONS:              writing.

                      - You should send your written request to the Service Center.

                      - You may make only one partial withdrawal each calendar quarter.

                      -  You must request at least $500.

                      - You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

                      - You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

                      - We will process the withdrawal at the unit values next determined as of the close of the Valuation Day on which we receive your request at the Service Center. If we receive your request at our Service Center after the close of a Valuation Day, usually 4:00 p.m. Eastern Time, we will make the withdrawal as of the next Valuation Day.

                      - We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee.

                      - We generally will pay a withdrawal request within seven calendar days after the Valuation Day when we receive the request.

         PROCESSING FEE FOR PARTIAL WITHDRAWAL. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

         We will cancel units equal to the amount of the withdrawal and processing fee from the subaccounts and the fixed account according to your instructions, or on a pro-rata basis if you provide no instructions.

         If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

                           WHEN WE WILL MAKE PAYMENTS

         We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

         - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         - the SEC permits, by an order, the postponement for the protection of owners; OR

         - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

         If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, loans, or death benefits. We may also be required to provide additional information about your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

         We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

TRANSFERS

         You may make transfers from the subaccounts or from the fixed account. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

         - You may make an unlimited number of transfers in a Policy year from the subaccounts.

         - You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

         - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.


         - For SUBACCOUNT TRANSFERS, you must transfer at least the lesser of $250, or the total value in the subaccount.


         - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.


         - We deduct a $25 charge from the amount transferred or, if you prefer, from the Contract Value remaining in the subaccount or fixed account, for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.


         - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

         - We process transfers based on unit values determined at the end of the Valuation Day when we receive your transfer request

                              THIRD PARTY TRANSFERS

         If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                            EXCESSIVE TRADING LIMITS

         We reserve the right to limit transfers in any Policy year, or to refuse any transfer request for an owner if:

         - we believe, in our sole discretion, that excessive trading by the owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other owners; or

         - we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other owners.

                               TELEPHONE TRANSFERS

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time.

         Please note the following regarding telephone transfers:

         - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - We will employ reasonable procedures to confirm that telephone instructions are genuine.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

         - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         We will process any telephone transfer order that is completely received at the Service Center before the New York Stock Exchange ("NYSE") closes (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time). We cannot guarantee that telephone transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

         We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

LOANS

         While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:     -   You may take a loan against the Policy for amounts up
                         to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

                     - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

                     - Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

                     - We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information -When We Make Payments."

                     - We charge interest on your loan account. The loan interest rate is 2.75% per year, compounded annually. This rate is guaranteed. Interest accrues daily and is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest daily.


                     - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

                     - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.


                     - We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured's death.


                     - If any unpaid loan amount, plus any interest you would owe if you surrendered the Policy, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

         RISK OF POLICY LAPSE. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value, and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period your Policy will lapse.


         RISK OF INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.


         TAX RISKS. The tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL SURRENDERS AT ANY TIME IN THE FUTURE, AND/OR YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a tax adviser before taking out a Policy loan.

POLICY LAPSE

                                      LAPSE

         The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

         - Your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums; or


         - The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.


         Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

         1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR


         2. total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.


         If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT

         We will reinstate a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date). To reinstate the Policy you must:

         -        provide evidence of insurability satisfactory to us;

         - pay the unpaid monthly deductions due during the last expired grace period; and

         - pay a premium sufficient to keep the Policy in force for three months after the date of reinstatement.

         We will reinstate any indebtedness that existed on your Policy at the date of termination, plus additional interest to the date of reinstatement. Your Contract Value on the reinstatement date will equal the premiums paid at reinstatement, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement, minus any uncollected underwriting and sales charges that would have fallen due between the termination date and the reinstatement date (even if there is a gap in coverage), plus the amount of any loans that existed when the policy terminated (including interest on the loans at 2.75% per year to the date of termination), plus interest on the loans at 2.50% per year from the termination date to the reinstatement date. The surrender charges will still apply and will be calculated based on the original issue date of the Policy and the dates of any increases in the principal sum. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date except that the suicide provision will not apply after age
100. We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS

         The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY


         A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.


         In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the your flexibility to allocate premiums and Contract Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

         In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

         IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."


         MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

         If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


         Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

         Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

         - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

         - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

         INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. IF YOUR POLICY HAS A LARGE AMOUNT OF INDEBTEDNESS WHEN IT LAPSES OR IS SURRENDERED, YOU MIGHT OWE TAXES THAT ARE MUCH MORE THAN THE SURRENDER VALUE YOU RECEIVE.

         This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

         MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


         OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force after the insured reaches age
100. IT IS POSSIBLE THAT THE INTERNAL REVENUE SERVICE MIGHT TAX YOU AS THOUGH YOU HAVE SURRENDERED THE POLICY WHEN THE INSURED REACHES AGE 100, EVEN IF YOU KEEP THE POLICY IN FORCE. THIS COULD POTENTIALLY RESULT IN A VERY LARGE TAX LIABILITY FOR YOU. THE TAX LIABILITY MIGHT BE MUCH LARGER THAN THE SURRENDER VALUE OF THIS POLICY.


         BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

         SPLIT-DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS has recently issued guidance relating to split dollar insurance arrangements and the Treasury Department has proposed regulations that, if adopted, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed Treasury regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

         TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

         OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is a member of a generation that is two or more generations below the generation of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

         POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

ADDITIONAL INFORMATION

                              SALE OF THE POLICIES

         We have entered into distribution agreements with both Farmers Financial Solutions, LLC ("FFS") and WM Funds Distributor, Inc. ("WMFD") for the distribution and sale of the Policies. Pursuant to these agreements, FFS and WMFD serve as principal underwriters for the Policies. FFS, a Nevada limited liability company organized in 2000, is affiliated with Farmers through Farmers' parent, which provides management-related services to the parent companies of FFS. FFS is located at 2423 Galena Avenue, Simi Valley, California 93065. WMFD is a corporation organized in Washington. WMFD is located at 12009 Foundation Place, Suite 350 (Mailstop: 9002FDCA), Gold River, CA 95670. FFS and WMFD are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which they operate, and are members of the National Association of Securities Dealers, Inc. (the "NASD").


         FFS and WMFD offer the Policies through their registered persons who are registered with the NASD and with the states in which they do business. More information about FFS and WMFD and their registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered persons with FFS and WMFD are also licensed as insurance agents in the states in which they do business and are appointed with Farmers.

         We will pay sales commissions to WMFD and FFS for the sale of the Policies by registered persons of a broker-dealer that has entered into a written selling agreement for the Policy with either FFS or WMFD. Compensation may vary, but we generally pay commissions of 80% of premium up to a target premium set by Farmers (we may pay additional amounts), and 3.2% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 4% of premium up to the target premium and 4% of excess premium. After year 10, the most common commission is 2% of the premium.

         FFS and WMFD may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Policies. Under these agreements, the commissions paid to broker-dealers will not exceed those described above.

         Because registered persons of FFS and WMFD who sell the Policies are also agents of Farmers, they may be eligible for various cash benefits, such as production incentive bonuses, insurance benefits, and expense allowances, and non-cash compensation programs that Farmers offers to its agents, such as conferences, trips, prizes, and awards. FFS and WMFD and their managers may also sponsor incentive programs for registered persons. Registered persons of FFS and WMFD may receive bonuses based upon the number of policies sold and maintained over certain periods. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

         We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

         We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering at any time.

                                LEGAL PROCEEDINGS

         Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, we believe that the ultimate disposition of these proceedings should not have a material adverse effect on the financial position of Farmers New World Life. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the variable account, FFS or WMFD.

                              FINANCIAL STATEMENTS

         Our financial statements and the financial statements of the variable account are contained in the SAI. Our financial statements should be distinguished from the variable account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Service Center.

PERFORMANCE DATA

   HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

         In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

         The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.

ILLUSTRATIONS

         We have prepared the following illustrations to help show how the Contract Value, Surrender Value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance will vary over an extended period of time. Illustrated values are shown for each Policy year until the insured reaches age 120 (the maturity date). The numbers shown in the illustrated tables are based on the following:

         - an assumed, uniform, gross, after-tax, annual rate of return for each portfolio of 0%, 6%, and 10% for each Policy year;


         - the deduction of all portfolio, variable account, and Policy fees and charges that apply to a hypothetical owner who purchased a Policy with a specific principal sum and paid an monthly premium on the first day of each Policy month, and that there are never any Policy loans; and


         -        the selection of the variable death benefit option (Option A).

         VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless higher premiums than those illustrated are paid. The death benefits illustrated in the illustrations in certain Policy years may reflect the death benefit that is required by the Tax Code.

         HYPOTHETICAL POLICYOWNER. The illustrations are based on the assumption that the hypothetical Policy belongs to a representative owner with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 50 at issue in the standard non-nicotine underwriting class. The premium amount used in the table represents the typical premium amount that we expect an owner to make. We expect that the hypothetical owner will buy a Policy with a principal sum of $50,000 and make monthly premiums of $250 on the first day of each Policy month until age 65.

         PORTFOLIO CHARGES AND EXPENSES. The Contract Values, Surrender Values and death benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account, and as a result of mortality and expense risk charges. We have assumed that the values are allocated across all subaccounts equally. Thus, the hypothetical Policy would be subject to portfolio charges of 1.0859% of the portfolios' average daily net assets, which equals the arithmetic average of each portfolio's gross total average annual expenses for the last fiscal year. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. For more information on portfolio expenses, see the portfolio expense table in the Fee Table section.

         VARIABLE ACCOUNT AND POLICY FEES AND EXPENSES. The illustrations also take into account the daily charge assessed against each subaccount for the mortality and expense risk charge. This charge is equivalent to an annual charge of 0.70% of the average daily net assets in the subaccounts during the first 10 Policy years, 0.35% in years 11 through 20, and 0.25% thereafter. The illustrations take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, and the surrender charges where applicable. Since these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations.

         NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average portfolio expenses of 1.0859% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of -1.773%, 4.185% and 8.157% in years 1 through 10, -1.382%, 4.600% and 8.588% in years 11 through 20, and -1.333%, 4.652% and 8.642% thereafter.

         The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the portfolio returns average 0%, 6% or 10% but fluctuate over and under those averages throughout the years shown.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the portfolios.

         Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you pay more than the stated premium.

         PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent, we will furnish comparable illustrations in connection with the purchase of the Policy based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.


         Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

                 Flexible Premium Variable Life Insurance Policy
   Male Standard Non-Nicotine, Issue Age 50, $250 Monthly Premium until age 65
                $50,000 Initial Death Benefit, Type A (variable)
           Hypothetical Values Based on CURRENT Cost of Insurance and
                         CURRENT Administration Charge


-----------------------------------------------------------------------------------------------------------------------------
                        0% Hypothetical                    6% Hypothetical                      10% Hypothetical
                    Gross Investment Return*            Gross Investment Return*             Gross Investment Return*
                -------------------------------      -------------------------------     ------------------------------------
                Contract   Surrender     Death       Contract    Surrender    Death      Contract     Surrender      Death
Policy Year      Value       Value      Benefit       Value        Value     Benefit      Value         Value       Benefit
-----------------------------------------------------------------------------------------------------------------------------
     1            2,244         854      52,244        2,317         927      52,317        2,365           975       52,365
     2            4,433       3,390      54,433        4,715       3,672      54,715        4,906         3,864       54,906
     3            6,566       5,871      56,566        7,195       6,500      57,195        7,637         6,942       57,637
     4            8,641       8,293      58,641        9,759       9,412      59,759       10,569        10,222       60,569
     5           10,657      10,657      60,657       12,407      12,407      62,407       13,718        13,718       63,718
     6           12,958      12,958      62,958       15,498      15,498      65,498       17,461        17,461       67,461
     7           15,194      15,194      65,194       18,692      18,692      68,692       21,483        21,483       71,483
     8           17,363      17,363      67,363       21,992      21,992      71,992       25,805        25,805       75,805
     9           19,466      19,466      69,466       25,401      25,401      75,401       30,450        30,450       80,450
    10           21,500      21,500      71,500       28,921      28,921      78,921       35,442        35,442       85,442
    15           31,057      31,057      81,057       49,047      49,047      99,047       67,715        67,715      117,715
    20           24,693      24,693      74,693       56,485      56,485     106,485       96,818        96,818      146,818
    25           16,547      16,547      66,547       63,372      63,372     113,372      138,269       138,269      188,269
    30            5,296       5,296      55,296       67,821      67,821     117,821      196,392       196,392      246,392
    35                0           0           0       67,437      67,437     117,437      277,814       277,814      327,814
    40                0           0           0       58,197      58,197     108,197      391,403       391,403      441,403
    45                0           0           0       13,322      13,322      63,322      526,758       526,758      576,758
    50                0           0           0            0           0           0      651,199       651,199      701,199
    55                0           0           0            0           0           0      985,105       985,105      985,105
    60                0           0           0            0           0           0    1,490,489     1,490,489    1,490,489
    65                0           0           0            0           0           0    2,255,417     2,255,417    2,255,417
    70                0           0           0            0           0           0    3,413,179     3,413,179    3,413,179
-----------------------------------------------------------------------------------------------------------------------------

* Taking into consideration the assumed annual average portfolio expenses of 1.0859% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of -1.773%, 4.185% and 8.157% in years 1 through 10, -1.382%, 4.600% and 8.588% in years 11 through 20, and -1.333%, 4.652% and 8.642%
thereafter.

                 Flexible Premium Variable Life Insurance Policy
     Male Standard Non-Nicotine, Issue Age 50, $250 Monthly Premium until age 65
                $50,000 Initial Death Benefit, Type A (variable)
             Hypothetical Values Based on MAXIMUM Cost of Insurance
                       and MAXIMUM Administration Charge

-----------------------------------------------------------------------------------------------------------------------------
                        0% Hypothetical                    6% Hypothetical                      10% Hypothetical
                    Gross Investment Return*            Gross Investment Return*             Gross Investment Return*
                -------------------------------      -------------------------------     ------------------------------------
                Contract   Surrender     Death       Contract    Surrender    Death      Contract     Surrender      Death
Policy Year      Value       Value      Benefit       Value        Value     Benefit      Value         Value       Benefit
-----------------------------------------------------------------------------------------------------------------------------
     1            2,035         645      52,035        2,101         711      52,101        2,145           755       52,145
     2            4,003       2,961      54,003        4,258       3,216      54,258        4,431         3,389       54,431
     3            5,901       5,206      55,901        6,470       5,775      56,470        6,868         6,173       56,868
     4            7,727       7,379      57,727        8,733       8,385      58,733        9,462         9,115       59,462
     5            9,476       9,476      59,476       11,046      11,046      61,046       12,222        12,222       62,222
     6           11,491      11,491      61,491       13,762      13,762      63,762       15,519        15,519       65,519
     7           13,420      13,420      63,420       16,541      16,541      66,541       19,033        19,033       69,033
     8           15,263      15,263      65,263       19,381      19,381      69,381       22,778        22,778       72,778
     9           17,016      17,016      67,016       22,281      22,281      72,281       26,769        26,769       76,769
    10           18,676      18,676      68,676       25,240      25,240      75,240       31,020        31,020       81,020
    15           25,789      25,789      75,789       41,404      41,404      91,404       57,707        57,707      107,707
    20           15,734      15,734      65,734       42,253      42,253      92,253       76,589        76,589      126,589
    25            1,858       1,858      51,858       38,243      38,243      88,243       99,680        99,680      149,680
    30                0           0           0       24,817      24,817      74,817      125,398       125,398      175,398
    35                0           0           0            0           0           0      151,222       151,222      201,222
    40                0           0           0            0           0           0      171,014       171,014      221,014
    45                0           0           0            0           0           0      176,680       176,680      226,680
    50                0           0           0            0           0           0       84,724        84,724      134,724
    55                0           0           0            0           0           0      127,489       127,489      127,489
    60                0           0           0            0           0           0      192,215       192,215      192,215
    65                0           0           0            0           0           0      290,182       290,182      290,182
    70                0           0           0            0           0           0      438,461       438,461      438,461
-----------------------------------------------------------------------------------------------------------------------------

* Taking into consideration the assumed annual average portfolio expenses of 1.0859% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of -1.773%, 4.185% and 8.157% in years 1 through 10, -1.382%, 4.600% and 8.588% in years 11 through 20, and -1.333%, 4.652% and 8.642%
thereafter.

TABLE OF CONTENTS FOR THE SAI


                                                                                             Page
GLOSSARY...................................................................................    2
GENERAL PROVISIONS.........................................................................    5
     The Policy............................................................................    5
     Our Right to Contest the Policy.......................................................    5
     Suicide Exclusion.....................................................................    5
     Misstatement of Age or Sex............................................................    6
     Addition, Deletion or Substitution of Investments.....................................    6
     Resolving Material Conflicts..........................................................    6
ADDITIONAL INFORMATION.....................................................................    7
     Changing Death Benefit Options........................................................    7
     Payment Options.......................................................................    8
     Dollar Cost Averaging.................................................................    9
     Subaccount Unit Value.................................................................   10
     Net Investment Factor.................................................................   10
     Additional Information about Farmers and the Variable Account.........................   11
     Sale of the Policies..................................................................   12
     Reports to Owners.....................................................................   13
     Records...............................................................................   13
     Legal Matters.........................................................................   13
     Experts...............................................................................   13
     Other Information.....................................................................   14
FINANCIAL STATEMENTS.......................................................................   14

GLOSSARY

         For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

CASH VALUE

The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account, the fixed account and the loan account.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the

Policy) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Valuation Day that coincides with the issue date in the calendar month, the monthly due date is the next Valuation Day.

PERCENT OF PREMIUM FACTOR

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT TO EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right to examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. Insurance Administrators is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER CHARGE

The sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the issue date (or date of principal sum increase), or until the maturity date, if earlier.

SURRENDER VALUE


The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE


The Internal Revenue Code of 1986, as amended.

VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

          GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A MALE

                       Per $1000 of Risk Insurance Amount

---------------------------------------------------------------------------------------------------------------------------------
            Cost of              Cost of              Cost of              Cost of               Cost of                 Cost of
Attained   Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance   Attained  Insurance  Attained     Insurance
  Age         Rate      Age       Rate       Age       Rate       Age       Rate        Age       Rate       Age          Rate
---------------------------------------------------------------------------------------------------------------------------------
    21      0.15833      35      0.18083      49      0.53833      62      1.67667       75      5.60417        88      16.62750
---------------------------------------------------------------------------------------------------------------------------------
    22      0.15667      36      0.19333      50      0.58333      63      1.84083       76      6.14167        89      17.80750
---------------------------------------------------------------------------------------------------------------------------------
    23      0.15333      37      0.20750      51      0.63583      64      2.02250       77      6.69750        90      19.03583
---------------------------------------------------------------------------------------------------------------------------------
    24      0.15000      38      0.22333      52      0.69417      65      2.21833       78      7.27667        91      20.34250
---------------------------------------------------------------------------------------------------------------------------------
    25      0.14583      39      0.24167      53      0.76083      66      2.42750       79      7.89667        92      21.78583
---------------------------------------------------------------------------------------------------------------------------------
    26      0.14333      40      0.26250      54      0.83417      67      2.64917       80      8.57833        93      23.51083
---------------------------------------------------------------------------------------------------------------------------------
    27      0.14250      41      0.28500      55      0.91333      68      2.88750       81      9.34083        94      25.83083
---------------------------------------------------------------------------------------------------------------------------------
    28      0.14167      42      0.30917      56      0.99750      69      3.15083       82     10.20083        95      29.32167
---------------------------------------------------------------------------------------------------------------------------------
    29      0.14333      43      0.33583      57      1.08667      70      3.44750       83     11.15333        96      35.08250
---------------------------------------------------------------------------------------------------------------------------------
    30      0.14583      44      0.36417      58      1.18167      71      3.78583       84     12.17667        97      45.08333
---------------------------------------------------------------------------------------------------------------------------------
    31      0.15000      45      0.39417      59      1.28500      72      4.17333       85     13.24833        98      62.09583
---------------------------------------------------------------------------------------------------------------------------------
    32      0.15583      46      0.42667      60      1.40000      73      4.61167       86     14.35083        99      83.33333
---------------------------------------------------------------------------------------------------------------------------------
    33      0.16250      47      0.46083      61      1.53000      74      5.09167       87     15.47750     100-119         N/A
---------------------------------------------------------------------------------------------------------------------------------
    34      0.17083      48      0.49750
---------------------------------------------------------------------------------------------------------------------------------

         GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A FEMALE

                       Per $1000 of Risk Insurance Amount

------------------------------------------------------------------------------------------------------------------------------------
            Cost of              Cost of              Cost of              Cost of               Cost of                   Cost of
Attained   Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance   Attained  Insurance    Attained     Insurance
  Age         Rate      Age       Rate       Age        Rate       Age      Rate        Age       Rate         Age          Rate
------------------------------------------------------------------------------------------------------------------------------------
    21      0.09000      35      0.14167      49      0.39917      62      0.95750       75      3.38000          88      13.78167
------------------------------------------------------------------------------------------------------------------------------------
    22      0.09167      36      0.15167      50      0.42750      63      1.05250       76      3.78750          89      15.12833
------------------------------------------------------------------------------------------------------------------------------------
    23      0.09333      37      0.16333      51      0.45833      64      1.16000       77      4.22333          90      16.57083
------------------------------------------------------------------------------------------------------------------------------------
    24      0.09583      38      0.17750      52      0.49333      65      1.27417       78      4.69333          91      18.14000
------------------------------------------------------------------------------------------------------------------------------------
    25      0.09750      39      0.19333      53      0.53167      66      1.39250       79      5.21417          92      19.89083
------------------------------------------------------------------------------------------------------------------------------------
    26      0.10000      40      0.21083      54      0.57083      67      1.51083       80      5.80583          93      21.95083
------------------------------------------------------------------------------------------------------------------------------------
    27      0.10333      41      0.22917      55      0.61083      68      1.63250       81      6.48583          94      24.60250
------------------------------------------------------------------------------------------------------------------------------------
    28      0.10667      42      0.24833      56      0.65000      69      1.76917       82      7.27083          95      28.41833
------------------------------------------------------------------------------------------------------------------------------------
    29      0.11000      43      0.26667      57      0.68750      70      1.93000       83      8.15833          96      34.49000
------------------------------------------------------------------------------------------------------------------------------------
    30      0.11417      44      0.28667      58      0.72500      71      2.12750       84      9.13500          97      44.77000
------------------------------------------------------------------------------------------------------------------------------------
    31      0.11833      45      0.30667      59      0.76667      72      2.37250       85     10.19083          98      61.99667
------------------------------------------------------------------------------------------------------------------------------------
    32      0.12250      46      0.32667      60      0.81667      73      2.66583       86     11.31833          99      83.33333
------------------------------------------------------------------------------------------------------------------------------------
    33      0.12833      47      0.34917      61      0.87833      74      3.00417       87     12.51500       100-119         N/A
------------------------------------------------------------------------------------------------------------------------------------
    34      0.13417      48      0.37333
------------------------------------------------------------------------------------------------------------------------------------

         If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

         The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

[OUTSIDE BACK COVER PAGE]


         The Statement of Additional Information ("SAI") dated May 1, 2003 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

         You can obtain the SAI at no cost by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

         The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the
               FARMERS ACCUMULATOR VARIABLE LIFE INSURANCE POLICY

                Individual Flexible Premium Variable Life Policy
                ------------------------------------------------

                                 Issued Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                                 (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                           1-877-376-8008 (toll free)
                       8:00 a.m. to 6:00 p.m. Eastern Time

         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Accumulator Variable Life individual flexible premium variable life insurance policy offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2003 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.

         This Statement incorporates terms used in the current Prospectus for each Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR POLICY AND THE PORTFOLIOS.


         The date of this Statement of Additional Information is May 1, 2003.

TABLE OF CONTENTS


                                                                        PAGE
Glossary ...........................................................      2
General Provisions .................................................      5
    The Policy......................................................      5
    Our Right to Contest the Policy.................................      5
    Suicide Exclusion...............................................      5
    Misstatement of Age or Sex......................................      6
    Addition, Deletion or Substitution of Investments...............      6
    Resolving Material Conflicts....................................      6
Additional Information .............................................      7
    Changing Death Benefit Options..................................      7
    Payment Options.................................................      8
    Dollar Cost Averaging...........................................      9
    Subaccount Unit Value...........................................     10
    Net Investment Factor...........................................     10
    Additional Information about Farmers and the Variable Account ..     11
    Sale of the Policies............................................     12
    Reports to Owners...............................................     13
    Records.........................................................     13
    Legal Matters...................................................     13
    Experts.........................................................     13
    Other Information...............................................     13
Financial Statements ...............................................     14

GLOSSARY

         For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

CASH VALUE

The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account, the fixed account and the loan account.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Valuation Day that coincides with the issue date in the calendar month, the monthly due date is the next Valuation Day.

PERCENT OF PREMIUM FACTOR

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT TO EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right to examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. Insurance Administrators is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER CHARGE

The sum of all the underwriting and sales charges that remain on the Policy, assuming the Policy stayed in force until the maturity date.

SURRENDER VALUE


The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).


TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

GENERAL PROVISIONS

THE POLICY

         The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

         Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         Upon notice to you, we may modify the Policy to:

         - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

         - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

         -        reflect a change in the variable account's operations.

         If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.


         In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.


SUICIDE EXCLUSION

         If the insured commits suicide before age 100, while sane or insane, within two years of the issue date or the date of reinstatement, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans and any interest you owe, and LESS any partial withdrawal amounts (not including processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

MISSTATEMENT OF AGE OR SEX

         If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

         We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

RESOLVING MATERIAL CONFLICTS

         The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

         We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

         In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

ADDITIONAL INFORMATION

CHANGING DEATH BENEFIT OPTIONS

-        You must make your request in writing.

- We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

         - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

         - We conclude the insured has an excessive amount of insurance coverage

         - We conclude the owner no longer has an insurable interest in the insured.

- The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

- We will send you a Policy endorsement with the change to attach to your Policy.

- Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

         FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH
         BENEFIT)

         -        We do not require evidence of insurability.

         - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

         - WE WILL NOT IMPOSE AN ADDITIONAL UNDERWRITING AND SALES CHARGE ON THE PORTIONS OF ANY INCREASE IN PRINCIPAL SUM DUE TO A CHANGE IN DEATH BENEFIT OPTION.

         -        The minimum premium will increase.

         - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

         FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH
         BENEFIT)

         -        You must provide satisfactory evidence of insurability.

         - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page.

         -        The minimum premium will decrease.

         - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

         - Any underwriting and sales charge on the Policy will not be reduced as a result of any decrease in the principal sum.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

         SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

         Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

         Under any settlement option, the dollar amount of each payment will depend on three things:

         - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

         - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

         - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

OPTION 1 -           -  Your proceeds will earn interest at a rate of 2.5% per
INTEREST                year compounded annually.
ACCUMULATION:

                     - We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 -           -  You will receive income of at least $25 annually, $12.42
INTEREST INCOME:        semi-annually, $6.19 quarterly, or $2.05 monthly for
                        each $1,000 of proceeds.

                     - Unless you direct otherwise, the payee may withdraw the proceeds at any time.

                     - After the first year, we may defer such withdrawal for up to six months.

OPTION 3 -           -  We will pay installments for a specified period.
INCOME - PERIOD
CERTAIN:             -  The amount of each installment per $1,000 of proceeds
                        will not be less than the amounts shown in the table in your Policy.

                     - If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 -           -  We will pay installments of a specified amount until the
INCOME - AMOUNT         proceeds together with interest are paid in full.
CERTAIN:
                     -  We will credit interest at a rate of 2.5% compounded
                        annually.

OPTION 5 -           -  We will pay installments for the payee's lifetime.
INCOME - LIFE:
                     -  We will make payments for at least a specified
                        guaranteed period.

                     - If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

                     - The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

                     - We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:


First Payment Date           Adjusted Age is Age Minus
------------------           -------------------------
   2003 to 2010                       1 Year
   2011 to 2020                       2 Years
   2021 to 2030                       3 Years
   2031 to 2040                       4 Years
     After 2040                       5 Years

         TAX CONSEQUENCES. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


DOLLAR COST AVERAGING

         Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

         You may cancel your participation in the program at any time.

         You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 valuation days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.


         We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers, nor do we count them toward the twelve free transfers permitted each Contract year.


SUBACCOUNT UNIT VALUE

         The unit value of any subaccount at the end of a Valuation Period is calculated as:

         A x B, where:

         "A" is the subaccount's unit value for the end of the immediately preceding Valuation Day; and

         "B" is the net investment factor for the most current Valuation Day.

         The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                                     X/Y - Z

         "X" equals:

         1. the net asset value per portfolio share held in the subaccount at the end of the current Valuation Day; PLUS

         2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Valuation Day; MINUS

         3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Valuation Day; MINUS

         4. the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

         "Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Valuation Day.

         "Z" equals the mortality and expense risk charge.

NET INVESTMENT FACTOR

         The net investment factor is an index that measures the investment performance of a subaccount from one valuation day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

         (X) is the net result of:

         1. the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus

         2 the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less

         3 the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current valuation day.

         (Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

         (Z) equals charges and fees deducted from the subaccount. These consist of:

         1. the percentage charge for mortality and expense risk on that valuation day;

         2. the percentage charge for administrative costs on that valuation day; and

         3. the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Contract, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

ADDITIONAL INFORMATION ABOUT FARMERS AND THE VARIABLE ACCOUNT

         Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers' general account supports the fixed account under the Policy.

         Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.


         Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 47 states and the District of Columbia. The states where Farmers is not licensed are Alaska, New Hampshire and New York.


         Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

         We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts.

Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing aggregate coverage of $30,000,000 (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.


SALE OF THE POLICIES

         We have entered into distribution agreements with both Farmers Financial Solutions, LLC ("FFS") and WM Funds Distributor, Inc. ("WMFD") for the distribution and sale of the Policies. Pursuant to these agreements, FFS and WMFD serve as principal underwriters for the Policies. FFS, a Nevada limited liability company organized in 2000, is affiliated with Farmers through Farmers' parent, which provides management-related services to the parent companies of FFS. FFS is located at 2423 Galena Avenue, Simi Valley, California 93065. WMFD is a corporation organized in Washington. WMFD is located at 12009 Foundation Place, Suite 350 (Mailstop: 9002FDCA), Gold River, CA 95670. FFS and WMFD are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which they operate, and are members of the National Association of Securities Dealers, Inc. (the "NASD").

         FFS and WMFD offer the Policies through their registered persons who are registered with the NASD and with the states in which they do business. More information about FFS and WMFD and their registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered persons with FFS and WMFD are also licensed as insurance agents in the states in which they do business and are appointed with Farmers.


         We will pay sales commissions to WMFD and FFS for the sale of the Policies by registered persons of a broker-dealer that has entered into a written selling agreement for the Policy with either FFS or WMFD. Compensation may vary, but we generally pay commissions of 80% of premium up to a target premium set by Farmers (we may pay additional amounts), and 3.2% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 4% of premium up to the target premium and 4% of excess premium. After year 10, the most common commission is 2% of the premium.

         FFS and WMFD may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Policies. Under these agreements, the commissions paid to broker-dealers will not exceed those described above.

         Because registered persons of FFS and WMFD who sell the Policies are also agents of Farmers, they may be eligible for various cash benefits, such as production incentive bonuses, insurance benefits, and expense allowances, and non-cash compensation programs that Farmers offers to its agents, such as conferences, trips, prizes, and awards. FFS and WMFD and their managers may also sponsor incentive programs for registered persons. Registered persons of FFS and WMFD may receive bonuses based upon the number of policies sold and maintained over certain periods. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

         We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the variable account. During the three-year period ending in 2002, FFS received payments from the variable account in connection with the sale of other policies totaling $7,953,550 in 2002, $6,585,291 in 2001, and $925,119 in 2000. Of the
payments received during this three-year period, FFS, as principal underwriter, did not retain any amounts. WMFD did not received any payments from the variable account as sales of the Policies had not begun as of December 31, 2002.

         We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering at any time.


REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

        - the current principal sum     - any loans since the last report

        - the current death benefit     - premiums paid since the last report

        - the Contract Value            - all deductions since the last report

        - the Surrender Value           - the amount of any outstanding loans

         You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

         Contract owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

RECORDS

         We will maintain all records relating to the variable account and fixed account.

LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by M. Douglas Close, Vice President and General Counsel, Farmers New World Life Insurance Company.

EXPERTS


         The financial statements as of December 31, 2002 and 2001 and for each of the two years in the periods ended December 31, 2002 included in this Statement of Additional Information in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, whose reports thereon appear herein. Such financial statements have been so included in reliance on the reports of such independent accountants given on the authority of such firms as experts in auditing and accounting.


         The financial statements for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, 700 Fifth Avenue, Suite 4500, Seattle, Washington, 98104-5044, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


         Actuarial matters included in this Registration Statement have been examined by Ryan R. Larson, FSA MAAA, Vice President, Chief Actuary and Director of the Company, as stated in the opinion filed as an exhibit to this Registration Statement.


OTHER INFORMATION

         We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional

Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.



FINANCIAL STATEMENTS

         The audited balance sheets of Farmers New World Life Insurance Company as of December 31, 2002 and 2001, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, as well as the Independent Accountants' Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.

         The audited financial statements for the Farmers Variable Life Separate Account A as of December 31, 2002, and for the periods ended December 31, 2002 and 2001, as well as the Independent Accountants' Reports, are also contained herein.

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
REPORT ON AUDITS OF FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Farmers New World Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly-owned subsidiary of Farmers Group, Inc.) (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

January 17, 2003

INDEPENDENT AUDITOR'S REPORT



Board of Directors
Farmers New World Life Insurance Company
Mercer Island, Washington


We have audited the balance sheet of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.)(the Company) as of December 31, 2000 (not presented herein) and the accompanying statements of income, comprehensive income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP



February 12, 2001
Seattle, Washington

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2002 AND 2001
(IN THOUSANDS)

                                                                                                    2002             2001
                                     ASSETS
Investments (Notes 3 and 4):
  Bonds, classified as available-for-sale, at fair value (cost: $4,400,830 and $3,895,808)      $  4,649,384      $ 3,994,357
  Redeemable preferred stocks, classified as available-for-sale, at fair value (cost:$6,896
    and $21,806)                                                                                       6,186           21,307
  Nonredeemable preferred stocks, classified as available-for-sale, at fair value
    (cost: $10,346 and $11,128)                                                                       10,203           12,245
  Common stocks, classified as available-for-sale, at fair value (cost: $165,370 and
    $272,339)                                                                                        154,163          262,927
  Mortgage loans on real estate, net of allowance for losses                                           8,219           28,901
  Investment real estate, net of accumulated depreciation and allowance for losses                    78,240           80,814
  Surplus notes and certificates of contribution of the P&C Group (Note 17)                          490,500          490,500
  Policy loans                                                                                       241,591          232,287
  Joint ventures                                                                                       1,883            3,624
  S&P 500 call options, at fair value (cost: $37,951 and $36,453)                                      1,845           12,690
  Notes receivable                                                                                    22,435           12,435
                                                                                                ------------      -----------
    Total investments                                                                              5,664,649        5,152,087

Cash and cash equivalents                                                                            188,610          168,526
Accrued investment income                                                                             66,911           59,660
Other receivables                                                                                    135,073          195,490
Deferred policy acquisition costs                                                                    580,195          561,248
Value of business acquired (Note 5)                                                                  254,510          274,531
Property and equipment, net of accumulated depreciation of $21,005 and $17,466                        21,156           22,477
Securities lending collateral (Note 6)                                                               180,893           12,925
Other assets                                                                                           3,014            6,786
Separate accounts                                                                                     86,632           53,074
                                                                                                ------------      -----------

    Total                                                                                       $  7,181,643      $ 6,506,804
                                                                                                ============      ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals:
  Future policy benefits                                                                        $  4,191,202      $ 3,858,012
  Policy claims                                                                                       40,656           38,076
                                                                                                ------------      -----------
    Total policy liabilities and accruals                                                          4,231,858        3,896,088
                                                                                                ------------      -----------

Other policyholder funds and dividends                                                               329,880          264,458
                                                                                                ------------      -----------
Accrued expenses and other liabilities:
  Securities lending liability (Note 6)                                                              180,893           12,925
  Death benefit liability                                                                             70,301           60,980
  Other liabilities                                                                                  123,190          188,739
  Separate accounts                                                                                   86,632           53,074
                                                                                                ------------      -----------
    Total accrued expenses and other liabilities                                                     461,016          315,718
                                                                                                ------------      -----------
Income taxes (Note 7):
  Current                                                                                                  -                -
  Deferred                                                                                           180,839          112,541
                                                                                                ------------      -----------

    Total income taxes                                                                               180,839          112,541
                                                                                                ------------      -----------

    Total liabilities                                                                              5,203,593        4,588,805
                                                                                                ------------      -----------
Commitments and contingencies (Notes 8 and 10)
Stockholder's equity:
  Common stock ($1 par value - 25,000,000 shares authorized, 6,600,000 shares issued
    and outstanding at 2002 and 2001, respectively)                                                    6,600            6,600
  Additional paid-in capital                                                                         994,246          994,246
  Accumulated other comprehensive income, net of deferred tax expense of
    $58,471 and $22,882                                                                              108,589           42,496
  Retained earnings (Note 9)                                                                         868,615          874,657
                                                                                                ------------      -----------
    Total stockholder's equity                                                                     1,978,050        1,917,999
                                                                                                ------------      -----------

    Total liabilities and stockholder's equity                                                  $  7,181,643      $ 6,506,804
                                                                                                ============      ===========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
(IN THOUSANDS)

                                                                                2002           2001          2000
Revenues:
  Net premiums earned (Note 10)                                               $ 252,225     $ 274,844     $  228,519
  Universal life and annuity policy charges                                     223,677       218,258        214,504
  Net investment income (Note 3)                                                343,315       331,378        321,989
  Net realized investment gains (losses) (Note 3)                               (17,201)       41,319         62,285
  Impairment losses on investments (Note 3)                                     (54,338)      (82,764)       (22,429)
  Other income                                                                      506           665            181
                                                                              ---------     ---------     ----------
    Total revenues                                                              748,184       783,700        805,049
                                                                              ---------     ---------     ----------

Benefits and expenses:
  Death and other benefits (Note 10)                                            175,730       165,076        141,759
  Increase in liability for future life policy benefits                          94,774       115,324         76,327
  Interest credited to policyholders                                            178,364       178,821        162,888
  Underwriting, acquisition and insurance expenses:
    Amortization of deferred policy acquisition costs                            62,742        75,009         85,908
    Amortization of value of business acquired                                   13,949        22,399         22,849
    Life commissions, net of reinsurance (Note 10)                               (8,483)         (963)         3,881
    General and administrative expenses                                          64,250        55,097         51,431
                                                                              ---------     ---------     ----------
    Total benefits and expenses                                                 581,326       610,763        545,043
                                                                              ---------     ---------     ----------

    Income before provision for income taxes                                    166,858       172,937        260,006
                                                                              ---------     ---------     ----------

Provision (benefit) for income taxes (Note 7):
  Current                                                                        26,573        73,797        105,294
  Deferred                                                                       31,327       (17,015)       (14,903)
                                                                              ---------     ---------     ----------
    Total provisions for income taxes                                            57,900        56,782         90,391
                                                                              ---------     ---------     ----------
    Net income                                                                $ 108,958     $ 116,155     $  169,615
                                                                              =========     =========     ==========

The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
(IN THOUSANDS)

                                                                                2002           2001          2000
Net income                                                                    $ 108,958     $ 116,155     $  169,615
                                                                              ---------     ---------     ----------
Other comprehensive income, net of tax:
  Unrealized holding gains (losses) on securities:
    Unrealized holding gains on securities, net of tax provision of
      $26,094, $21,577 and $40,608                                               48,460        40,071         75,415
    Reclassification adjustment for losses (gains) included in net income, net of tax provision (benefit) of ($25,102), ($14,599)
      and $9,056                                                                 46,617        27,113        (16,818)
                                                                              ---------     ---------     ----------
    Net unrealized holding gains on securities, net of tax provision of
      $51,196, $36,176 and $31,552                                               95,077        67,184         58,597

  Effect of the change in net unrealized gains and losses on other
    insurance accounts, net of tax benefit of $15,607, $6,570 and $13,311       (28,984)      (12,202)       (24,720)
                                                                              ---------     ---------     ----------
    Other comprehensive income                                                   66,093        54,982         33,877
                                                                              ---------     ---------     ----------

Comprehensive income                                                          $ 175,051     $ 171,137     $  203,492
                                                                              =========     =========     ==========

The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
(IN THOUSANDS)

                                                                                         ACCUMULATED
                                                                            ADDITIONAL     OTHER                        TOTAL
                                                                  COMMON     PAID-IN    COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                                                  STOCK      CAPITAL    INCOME (LOSS)   EARNINGS      EQUITY
                                                                 ---------  ----------  --------------  ---------  -------------
Balance, January 1, 2000                                         $   6,600  $  994,246  $     (46,363)  $ 700,887  $   1,655,370

Net income                                                               -           -              -     169,615        169,615
Unrealized gain on available-for-sale investments arising
  during the period, net of tax of $40,608                               -           -         75,415           -         75,415
Reclassification adjustment for gains included in net income,
  net of tax, of $9,056                                                  -           -        (16,818)          -        (16,818)
Change in effect of unrealized gains on other insurance
  accounts, net of tax of ($13,311)                                      -           -        (24,720)          -        (24,720)
                                                                 ---------  ----------  -------------   ---------  -------------
Balance, December 31, 2000                                           6,600     994,246        (12,486)    870,502      1,858,862

Net income                                                               -           -              -     116,155        116,155
Unrealized gains on available-for-sale investments arising
  during the period, net of tax of $21,577                               -           -         40,071           -         40,071
Reclassification adjustment for losses included in net income,
  net of tax of ($14,599)                                                -           -         27,113           -         27,113
Change in effect of unrealized losses on other insurance
  accounts, net of tax of ($6,570)                                       -           -        (12,202)          -        (12,202)
Dividends paid                                                           -           -              -    (112,000)      (112,000)
                                                                 ---------      ------  -------------   ---------  --- ---------
Balance, December 31, 2001                                           6,600     994,246         42,496     874,657      1,917,999

Net income                                                               -           -              -     108,958        108,958
Unrealized gains on available-for-sale investments arising
  during the period, net of tax of $26,094                               -           -         48,460           -         48,460
Reclassification adjustment for losses included in net income,
  net of tax of ($25,102)                                                -           -         46,617           -         46,617
Change in effect of unrealized losses on other insurance
  accounts, net of tax of ($15,607)                                      -           -        (28,984)          -        (28,984)
Dividends paid                                                           -           -              -    (115,000)      (115,000)
                                                                 ---------  ----------  -------------   ---------  -------------
Balance, December 31, 2002                                       $   6,600  $  994,246  $     108,589   $ 868,615  $   1,978,050
                                                                 =========  ==========  =============   =========  =============

The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
(IN THOUSANDS)

                                                                                                 2002          2001        2000
Cash flows from operating activities:
  Net income                                                                                 $   108,958   $   116,155  $   169,615
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to universal life and investment-type contracts                            145,273       144,483      138,801
    Realized investment (gains) losses                                                            17,201       (41,319)     (62,285)
    Impairment losses on investments                                                              54,338        82,764       22,429
    Amortization of deferred policy acquisition costs and value of business acquired              76,691        97,408      108,757
    Amortization of bond and mortgage-backed security discount and premium, net                   11,033         7,674        2,223
    Capitalization of deferred policy acquisition costs and value of business acquired, net     (120,208)     (113,837)    (105,283)
    Deferred income tax (benefit) expense                                                         31,327       (17,015)     (14,903)
    Depreciation                                                                                   6,445         5,724        1,260
    Cash provided by (used in) changes in operating assets and liabilities:
      Federal income taxes payable                                                                     -       (18,496)       8,490
      Life insurance policy liabilities                                                          139,722       148,161       81,135
      Other policyholder funds                                                                    65,422       122,911       58,068
      Other                                                                                        2,499        (2,312)      11,047
                                                                                             -----------   -----------  -----------
    Net cash provided by operating activities                                                    538,701        532,301     419,354
                                                                                             -----------   -----------  -----------

Cash flows from investing activities:
  Purchase of bonds and stocks available for sale                                             (1,698,029)   (1,732,022)    (904,259)
  Proceeds from sales or maturities of bonds and stocks available for sale                     1,233,256     1,443,106      944,436
  Mortgage loan collections                                                                       20,682         8,083        4,800
  Purchase of investment real estate                                                              (1,498)       (2,002)     (25,287)
  Proceeds from sale of investment real estate                                                       786         9,086        6,651
  Increase in policy loans, net                                                                   (9,304)      (14,125)     (16,475)
  Purchase of capital assets                                                                      (2,312)       (4,732)      (7,174)
  Purchase and issuance of surplus notes, certificates of contribution and
    promissory notes of the P&C Group                                                            (10,000)       (8,000)    (383,500)
  Purchase of options                                                                             (1,498)       (7,957)     (10,175)
  Proceeds from sales or maturities of options                                                         -           518            -
  Other                                                                                            2,053        (1,107)      (3,549)
                                                                                             -----------   -----------  -----------
    Net cash used in investing activities                                                       (465,864)     (309,152)    (394,532)
                                                                                             -----------   -----------  -----------

  Cash flows from financing activities:
    Cash dividends paid                                                                         (115,000)     (112,000)           -
    Universal life and investment-type contract deposits                                         530,121       656,938      465,885
    Universal life and investment-type contract withdrawals and maturities                      (467,874)     (664,045)    (519,258)
                                                                                             -----------   -----------  -----------
    Net cash used in financing activities                                                        (52,753)     (119,107)     (53,373)
                                                                                             -----------   -----------  -----------
    Increase (decrease) in cash and cash equivalents                                              20,084       104,042      (28,551)

Cash and cash equivalents:
  Beginning of year                                                                              168,526        64,484       93,035
                                                                                             -----------   -----------  -----------

  End of year                                                                                $   188,610   $   168,526   $   64,484
                                                                                             ===========   ===========  ===========

Supplemental disclosures of cash flow information:
  Cash paid during the year:
    Income taxes                                                                             $   47,824    $    96,780  $    92,860
    Interest                                                                                           -             -           23

Supplemental disclosures of noncash investing and financing activities:
  Unsettled purchase of certificate of contribution from Exchanges                                     -      (107,000)           -
  Unsettled maturity of surplus note from Exchanges                                                    -       119,000            -

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS

1.       THE COMPANY AND NATURE OF OPERATIONS

         THE COMPANY

         The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the "Company"), a wholly-owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries (the "Exchanges" or the "P&C Group") and owns the Company and a reinsurance company, Farmers Reinsurance Company.

         In December 1988, BATUS Inc. ("BATUS") a subsidiary of B.A.T. Industries p.l.c. ("B.A.T"), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly-owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

         At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired ("VOBA"), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.'s acquisition of FGI.

         In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company ("ZIC"). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding ("ZGH"), formerly known as Zurich Financial Services, a Swiss company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Accounting Standards ("IAS").

         NATURE OF OPERATIONS

         The Company concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products, as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, equity-indexed annuities, and structured settlements, as well as variable universal life insurance and variable annuity products.

         The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2002, this network consisted of approximately 15,000 direct writing agents and approximately 500 district managers, each of whom is an independent contractor.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.       THE COMPANY AND NATURE OF OPERATIONS (CONTINUED)

         NATURE OF OPERATIONS (CONTINUED)

         Each direct writing agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

         The Company is currently licensed in 48 states and the District of Columbia.

         During 2002, the Company had exited the business of writing structured settlements. This decision to exit the structured settlement market was driven by A.M. Best's change in rating of the Company from A+ (superior) to A (excellent) as brokers often only place structured settlements with companies rated A+ or better. As of December 31, 2002, the Company is continuing to service the more than 5,200 structured settlement cases in force. As of December 31, 2002, 2001 and 2000, the structured settlement business represented only 0.7%, 2.2% and 1.3% of the Company's income before provision for income taxes, respectively.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         Premiums for traditional life, structured settlement contracts involving life contingencies ("SSILC"), and other annuity contracts with life contingencies are recognized as revenues when due from policyholders. Accident and health insurance premiums are recognized as revenue pro rata over the terms of the contract.

         Revenues associated with universal life, variable universal life products and other investment type contracts consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for deferred fixed and variable annuity products and structured settlement contracts not involving life contingencies ("SSNILC") consist of surrender charges, investment income on assets allocated to support policyholder account balances on deposit, and administrative charges for equity-indexed annuities. Consideration received for interest-sensitive insurance, SSNILC, and annuity products are recorded as a liability when received. Policy withdrawal and other charges are recognized as revenue when assessed.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         BENEFITS AND EXPENSES

         Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

         INVESTMENTS

         The Company has classified all investments in fixed maturities and equity securities as available for sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity. As of December 31, 2002 and 2001, there were no securities designated as held to maturity or trading. All security transactions are recorded on a trade date basis.

         Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income.

         Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available for sale fixed maturity securities, with an offsetting effect on stockholder's equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

         If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

         The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company's review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INVESTMENTS (CONTINUED)

         The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

         Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2002 and 2001. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

         Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 35 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2002 and 2001 was approximately $34,448,000 and $31,140,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2002 and 2001. No material amounts were recognized for impaired real estate in the periods presented.

         Policy loans are stated at unpaid balances, which approximates fair value.

         Short-term investments are stated at amortized cost, which approximates fair value.

         Partnership and joint venture interests in which the Company does not have control or majority ownership interest, are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity.

         S&P 500 call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INVESTMENTS (CONTINUED)

         The S&P 500 call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets ("S&P 500 call options") is matched to the potential liability ("annuity contracts") to ensure the hedge has remained effective. The annuities were written based on a seven-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in seven years or less. For the years ended December 31, 2002 and 2001, the amount of unrealized hedging losses was approximately $36,106,000 and $23,763,000, respectively.

         The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts.

         DEFERRED POLICY ACQUISITION COSTS

         Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. Interest rates are based on rates in effect during the period. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised.

         Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

         Deferred policy acquisition costs for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

         Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

         VALUE OF BUSINESS ACQUIRED

         The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life, which is consistent with the estimated decline in life insurance business that was in-force at the time of the merger.

         PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and 3 to 5 years for capitalized software, furniture, and equipment.

         The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2002 and 2001, unamortized software costs were $6,797,000 and $7,660,000, respectively. The Company amortizes software costs over a 3 to 5 year period and amortized $2,308,000, $1,779,000 and $775,000 for the years ended December 31, 2002, 2001 and 2000.

         LONG-LIVED ASSETS

         In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

         SEPARATE ACCOUNTS

         In April 2000, the Company began issuing variable universal life and deferred variable annuity contracts. The assets and liabilities held for variable universal life and deferred variable annuity contracts are in the Separate Accounts (the "Accounts"), which are legally segregated from the general assets of the Company. The initial assets held in the Accounts were comprised of investments in 12 sub-accounts. As of December 31, 2002, there were 35 sub-accounts available. The sub-accounts invest in underlying mutual fund portfolios (collectively, the "Funds"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contractholders in the sub-accounts that

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         SEPARATE ACCOUNTS (CONTINUED)

         comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives.

         The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income and comprehensive income. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company.

         POLICY LIABILITIES AND ACCRUALS

         Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.50% depending upon the year of issue. Mortality is calculated principally using select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

         Liabilities for future policy benefits on universal life and variable universal life and deferred fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on SSNILC are recorded when the payments are received.

         Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

         CASH AND CASH EQUIVALENTS

         The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

         INCOME TAXES

         The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         BUSINESS RISKS

         The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company's life and annuity products.

         ACCOUNTING PRONOUNCEMENTS

         In June 2001, the FASB issued SFAS No. 141, Business Combinations. This Statement, effective for all business combinations initiated after June 30, 2001, establishes standards for accounting and reporting business combinations. It requires that all business combinations be accounted for by the purchase method and prohibits the pooling of interest method of accounting except for transactions initiated before July 1, 2001. The adoption of this Statement did not have a material impact on the Company's financial statements.

         In June 2001, the FASB issued SFAS No. 142, Goodwill and Other Intangible Assets. This Statement addresses financial accounting and reporting for intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) at acquisition. This Statement also addresses financial accounting and reporting for goodwill and other intangible assets subsequent to their acquisition. Upon adoption of this Statement, goodwill and other intangible assets that are determined to have an indefinite useful life will no longer be amortized. Instead, goodwill will be tested annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. The second step of the goodwill impairment test measures the amount of impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of the year of initial adoption. Additionally, intangible assets with indefinite useful lives will be evaluated each reporting period to determine whether an indefinite useful life is still supportable. Further, such assets will be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year. Any intangible asset that is determined to have a finite useful life shall be amortized over this period and its useful life shall be evaluated each reporting period to determine whether revisions to the remaining amortization period are warranted. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2001 and supersedes APB Opinion No. 17, Intangible Assets. The adoption of this Statement did not have a material impact on the Company's financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         ACCOUNTING PRONOUNCEMENTS (CONTINUED)

         In June 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations. This Statement establishes the standard to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. The provisions of this Statement are effective for fiscal years beginning after June 15, 2002. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

         In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years. The provisions of this Statement generally are to be applied prospectively. The adoption of this Statement did not have a material impact on the Company's financial statements.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. This Statement rescinds SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt, and an amendment of that Statement, SFAS No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. This Statement also rescinds SFAS No. 44, Accounting for Intangible Assets of Motor Carriers. In addition, this Statement amends SFAS No. 13, Accounting for Leases. The provisions of this Statement are effective for fiscal years beginning after June 15, 2002. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

         In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This Statement requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The provisions of the Statement are to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

         In November 2002, the FASB issued Interpretation ("FIN") No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. This Interpretation identifies characteristics of certain guarantee contracts and requires that a liability be recognized at fair value at the inception of such guarantees for the obligations undertaken by the guarantor. Additional disclosures also are prescribed for certain guarantee contracts. The initial recognition and initial measurement provisions of this Interpretation are effective for these guarantees issued or modified after December 31, 2002. The disclosure requirements of this Interpretation are effective for the Company as of December 31, 2002. The adoption of this Interpretation did not have a material impact on the Company's financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         ACCOUNTING PRONOUNCEMENTS (CONTINUED)

         In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. This Statement provides alternative methods of transition for voluntary change to the fair value based method of accounting for stock-based employee compensation. Also, this Statement amends the disclosure requirements of SFAS No. 123, Accounting for Stock-Based Compensation, to require prominent disclosures in both annual and interim financial statement about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The provisions of this Statement are effective for activity on or after December 15, 2003. The Company's adoption of this Statement will not have a material impact on its financial statements.

         In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities. This Interpretation provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This Interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The Company is currently assessing, but has not yet determined, the impact of this Interpretation on its financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.       INVESTMENTS

         INVESTMENT INCOME

         The components of investment income, by type of investment, for the years ended December 31, 2002, 2001 and 2000 were as follows (in thousands):

                                                                 2002           2001           2000
Bonds                                                         $  276,591     $  262,851     $ 264,433
Common and preferred stocks                                        5,591          6,142         4,399
Mortgage loans on real estate                                      1,863          3,241         3,892
Investment real estate                                            13,475         14,531        12,058
Surplus notes and certificates of contribution
  of the P&C Group                                                37,148         37,933        27,533
Policy loans                                                      17,897         17,029        15,881
Joint ventures                                                       953            745         1,062
Short-term investments                                             2,162          3,171         4,566
Notes receivable                                                   1,125            758           307
Other                                                                125            173           445
                                                              ----------     ----------     ---------
    Gross investment income                                      356,930        346,574       334,576

Less: investment expenses                                         13,615         15,196        12,587
                                                              ----------     ----------     ---------
    Net investment income                                     $  343,315     $  331,378     $ 321,989
                                                              ==========     ==========     =========

         The Company's investment expenses included approximately $260,000, $478,000 and $321,000, in 2002, 2001 and 2000, respectively, that were paid to its parent company, FGI.

         In April 2002, the Company's investment management was transferred to Deutsche Asset Management through the sale of Zurich Scudder Investments ("ZSI"), a subsidiary of Zurich Financial Services. Prior to this date, the Company's investment management was administered by ZSI. In 2002, approximately $1,389,000 of the Company's investment expenses were paid to Deutsche Asset Management. In 2002, 2001 and 2000 approximately $458,000, $1,806,000, and $1,608,000, respectively, of the Company's investment expenses were paid to ZSI.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.       INVESTMENTS (CONTINUED)

         REALIZED GAINS AND LOSSES

         Realized investment gains (losses) on sales of investments during the years ended December 31, 2002, 2001 and 2000 were as follows (in thousands):

                                                               2002          2001            2000
Bonds                                                       $ (22,568)     $ 32,576       $  12,832
Redeemable preferred stocks                                        98           (49)          2,688
Non-redeemable preferred stocks                                    56             -               -
Common stocks                                                   5,033         8,040          32,783
Investment real estate                                            180         1,801           3,928
Mortgage loans on real estate                                       -             -          10,054
Joint ventures                                                      -          (358)              -
Other                                                               -          (691)              -
                                                            ---------      --------       ---------
                                                            $ (17,201)     $ 41,319       $  62,285
                                                            =========      ========       =========

         IMPAIRMENT LOSSES

         Impairment losses for the years ended December 31, 2002, 2001 and 2000 were as follows (in thousands):

                                                               2002          2001            2000
Bonds                                                       $ (10,663)     $(37,563)      $ (22,429)
Redeemable preferred stocks                                         -          (156)              -
Common stocks                                                 (43,330)      (42,952)              -
Notes receivable                                                    -          (844)              -
Joint ventures                                                   (345)       (1,249)              -
                                                            ---------      --------       ---------
                                                            $ (54,338)     $(82,764)      $ (22,429)
                                                            =========      ========       =========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.       INVESTMENTS (CONTINUED)

         UNREALIZED GAINS AND LOSSES ON EQUITY SECURITIES AND JOINT VENTURES

         Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks, common stocks, and joint ventures stated at fair value as of December 31, 2002 and 2001 are as follows (in thousands):

                                                                GAINS         LOSSES           NET
                                                              --------       ---------      --------
2002
  Equity securities available-for-sale:
    Non-redeemable preferred stocks:
      Public utilities                                        $      5       $     (36)     $    (31)
      Industrial, miscellaneous and all other                        -            (112)         (112)
    Common stocks:
      Public utilities                                             401            (350)           51
      Banks, trusts and insurance companies                      1,100          (3,600)       (2,500)
      Industrial, miscellaneous and all other                    6,409         (15,167)       (8,758)
    Joint ventures                                                   8            (127)         (119)
                                                              ---------      ---------      --------
                                                              $  7,923         (19,392)      (11,469)
                                                              =========      =========

  Less: Deferred federal income taxes                                                          4,014
                                                                                            --------
                                                                                            $ (7,455)
                                                                                            ========
2001
  Equity securities available-for-sale:
    Non-redeemable preferred stocks:
      Public utilities                                        $     54       $     (32)     $     22
      Industrial, miscellaneous and all other                    1,100               -         1,100
  Common stocks:
      Public utilities                                             453          (1,398)         (945)
      Banks, trusts and insurance companies                      1,733          (2,480)         (747)
      Industrial, miscellaneous and all other                   14,323         (22,043)       (7,720)
  Joint ventures                                                   477            (135)          342
                                                              --------       ---------      --------
                                                              $ 18,140       $ (26,088)       (7,948)
                                                              ========       =========

Less: Deferred federal income taxes                                                            2,782
                                                                                            --------
                                                                                            $ (5,166)
                                                                                            ========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.       INVESTMENTS (CONTINUED)

         UNREALIZED GAINS AND LOSSES ON FIXED MATURITIES
         Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2002 and 2001 are as follows (in thousands):

                                                                             GROSS         GROSS       ESTIMATED
                                                             AMORTIZED    UNREALIZED    UNREALIZED       FAIR
                                                               COST         GAINS         LOSSES         VALUE
                                                             ----------   ----------    ----------    ------------
2002
  Fixed maturities available for sale:
    U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                              $  352,774   $   21,354    $     (407)   $    373,721
    Obligations of states and political
      subdivisions                                              124,660       11,758             -         136,418
    Debt securities issued by foreign
      governments                                                     -            -             -               -
    Corporate securities                                      1,561,283       98,015       (30,373)      1,628,925
    Mortgage-backed securities                                2,362,113       154,154       (5,947)      2,510,320
                                                             ----------   ----------    ----------    ------------
                                                              4,400,830       285,281      (36,727)      4,649,384

  Redeemable preferred stock                                      6,896           47          (757)          6,186
                                                             ----------   ----------    ----------    ------------

                                                             $4,407,726   $  285,328    $  (37,484)   $  4,655,570
                                                             ==========   ==========    ==========    ============

2001
  Fixed maturities available for sale:
    U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                              $  241,985    $   3,982     $  (3,743)   $    242,224
    Obligations of states and political
      subdivisions                                              172,276        9,134             -         181,410
    Debt securities issued by foreign
      governments                                                19,938          191             -          20,129
    Corporate securities                                      1,418,795       47,373       (20,692)      1,445,476
    Mortgage-backed securities                                2,042,814       68,298        (5,994)      2,105,118
                                                             ----------   ----------    ----------    ------------
                                                              3,895,808      128,978       (30,429)      3,994,357

  Redeemable preferred stock                                     21,806          457          (956)         21,307
                                                             ----------   ----------    ----------    ------------

                                                             $3,917,614    $ 129,435    $  (31,385)   $  4,015,664
                                                             ==========   ==========    ==========    ============

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.  INVESTMENTS (CONTINUED)

    MATURITIES OF FIXED MATURITIES

    The amortized cost and estimated fair value of available for sale fixed maturity securities by contractual maturity at December 31, 2002 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                                   AMORTIZED       ESTIMATED
                                                                                     COST          FAIR VALUE
                                                                                 ------------     ------------
Fixed maturities available for sale:
  Due in one year or less                                                        $     70,009      $    68,563
  Due after one year through five years                                               530,329          564,634
  Due after five years through ten years                                              788,334          817,282
  Due after ten years                                                                 650,045          688,585
                                                                                 ------------     ------------
                                                                                    2,038,717        2,139,064

Mortgage-backed securities                                                          2,362,113        2,510,320
Preferred stock with characteristics of debt securities                                 6,896            6,186
                                                                                 ------------     ------------
                                                                                 $  4,407,726     $  4,655,570
                                                                                 ============     ============

     Proceeds from sales and maturities of available for sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2002, 2001 and 2000 were as follows (in thousands):

YEARS ENDING                                                                         GROSS             GROSS
DECEMBER 31,                                                     PROCEEDS            GAINS             LOSSES
------------                                                   ------------        ---------        -----------
    2002                                                       $  1,233,256        $  48,432        $  (119,806)
    2001                                                          1,443,106           58,161            (98,265)
    2000                                                            944,436           53,759            (27,885)

     On December 27, 2001, the Company acquired a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, Zurich Insurance Company, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semiannually. The Company earned $5,340,000 and $60,000 of interest income in 2002 and 2001, respectively. The total market value of the bond was approximately $81,888,000 and $75,000,000 as of December 31, 2002 and 2001, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.   DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS No. 107 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

     CASH AND CASH EQUIVALENTS

     The carrying amounts of these items are reasonable estimates of their fair value.

     FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON STOCK

     The estimated fair value of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

     MORTGAGE LOANS

     The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

     POLICY LOANS

     The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

     SURPLUS NOTES AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP

     The carrying amounts of these items are a reasonable estimate of their fair market value.

     JOINT VENTURES

     The estimated fair value of the joint ventures is based on quoted market prices, current appraisals, and independent pricing services.

     S&P 500 CALL OPTIONS

     The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.   DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     NOTES RECEIVABLE

     The carrying amounts of these items are a reasonable estimate of their fair value.

     FUTURE POLICY BENEFITS - DEFERRED ANNUITIES

     The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

     SEPARATE ACCOUNTS

     Amounts are carried at fair market value of the underlying funds for financial statement purposes.

     The estimated fair values and carrying values of the Company's financial instruments at December 31, 2002 and 2001 were as follows (in thousands):

                                                                             2002                                2001
                                                                -------------------------------     ------------------------------
                                                                  CARRYING          ESTIMATED         CARRYING         ESTIMATED
                                                                    VALUE           FAIR VALUE          VALUE          FAIR VALUE
                                                                ------------      -------------     ------------      ------------
Assets:
  Cash and cash equivalents                                     $    188,610      $     188,610     $    168,526      $    168,526
  Fixed maturities available for sale                              4,655,570          4,655,570        4,015,664         4,015,664
  Non-redeemable preferred stock available for sale                   10,203             10,203           12,245            12,245
  Common stock available for sale                                    154,163            154,163          262,927           262,927
  Mortgage loans                                                       8,219              9,929           28,901            31,853
  Surplus notes and certificates of contribution
    of the P&C Group                                                 490,500            490,500          490,500           490,500
  Policy loans                                                       241,591            241,591          232,287           232,287
  Joint ventures                                                       1,883              1,883            3,624             3,624
  S&P call options                                                     1,845              1,845           12,690            12,690
  Notes receivable                                                    22,435             22,435           12,435            12,435
  Separate accounts                                                   86,632             86,632           53,074            53,074
Liabilities:
  Future policy benefits - deferred annuities                      1,640,657          1,586,531        1,545,583         1,491,873
  Separate accounts                                                   86,632             86,632           53,074            53,074

5.   VALUE OF BUSINESS ACQUIRED

     The changes in the VOBA were as follows (in thousands):

                                                               DECEMBER 31,
                                                           2002            2001
                                                        ----------      ----------
Balance, beginning of year                              $  274,531      $  300,141
Amortization related to operations                         (31,965)        (41,777)
Interest accrued                                            18,016          19,378
Amortization related to net unrealized gains                (6,072)         (3,211)
                                                        ----------      ----------
Balance, end of year                                    $  254,510      $  274,531
                                                        ==========      ==========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   VALUE OF BUSINESS ACQUIRED (CONTINUED)

     Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2002, balance as follows: approximately 8.0% in 2003, 2004, 2005, and 9.0% in 2006 and 2007. The
     discount rate used to determine the amortization rate of the VOBA ranged from 3.5% to 9.0%.

6.   SECURITY LENDING ARRANGEMENT

     The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities.

     The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than one year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $237,000, $227,000, and $626,000 in 2002, 2001 and 2000, respectively. The Company's securities on loan at December 31, 2002 and 2001 had estimated fair values of approximately $180,893,000 and $12,925,000, respectively.

7.   FEDERAL INCOME TAXES

     The Company files a consolidated federal income tax return with FGI and its subsidiaries.

     The method of allocation between the Company and FGI is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly based on estimated tax balances due within 45 days after the filing date of the consolidated federal income tax return. The Company's current income tax receivable was approximately $25,117,000 and $2,484,000 as of December 31, 2002 and 2001, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

7.   FEDERAL INCOME TAXES (CONTINUED)

     The components of the provision for income taxes for the years ended December 31, 2002, 2001 and 2000 are as follows (in thousands):

                                                                            2002               2001          2000
Current:
 Federal                                                                 $    26,431       $    73,093    $   104,187
 State                                                                           142               704          1,107
                                                                         -----------       -----------    -----------
   Total current                                                              26,573            73,797        105,294
                                                                         -----------       -----------    -----------

Deferred:
 Federal                                                                      31,737           (16,377)       (14,253)
 State                                                                          (410)             (638)          (650)
                                                                         -----------       -----------    -----------
   Total deferred                                                             31,327           (17,015)       (14,903)
                                                                         -----------       -----------    -----------
   Total                                                                 $    57,900       $    56,782    $    90,391
                                                                         ===========       ===========    ===========

     A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2002, 2001 and 2000 to income before income taxes and the actual provision for the years ended December 31, 2002, 2001 and 2000 are as follows (in thousands):

                                                        2002                         2001                        2000
                                              -----------------------       -----------------------     ---------------------
                                               AMOUNT         PERCENT         AMOUNT        PERCENT       AMOUNT      PERCENT
                                              ---------       -------       ----------      -------     ----------    -------
Expected tax expense                          $ 58,400        35.00%        $  60,528       35.00%      $  91,002     35.00%
Tax-exempt investment income                      (819)       (0.49)%          (1,248)      (0.72)%        (1,070)    (0.41)%
State taxes                                        (39)       (0.03)%              48        0.02%            457      0.17%
Other, net                                         358         0.22%           (2,546)      (1.47)%             2      0.00%
                                              --------        -----         ---------       -----       ---------     -----

Reported income tax expense                   $ 57,900        34.70%        $  56,782       32.83%      $  90,391     34.76%
                                              ========        =====         =========       =====       =========     =====

     The temporary differences that give rise to significant portions of deferred tax liabilities at December 31, 2002 and 2001 relate to the following (in thousands):

                                                  2002         2001
Deferred policy acquisition costs              $  230,231   $ 233,903
Future policy benefits                            (86,209)   (106,025)
Investments                                       (34,566)    (47,078)
Valuation of investments in securities             58,471      22,883
Depreciable assets                                  7,437       5,371
Other                                               5,475       3,487
                                               ----------   ---------
   Net deferred tax liabilities                $  180,839   $ 112,541
                                               ==========   =========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

7.   FEDERAL INCOME TAXES (CONTINUED)

     Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to changes in the near future.

8.   COMMITMENTS AND CONTINGENCIES

     The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

9.   REGULATORY MATTERS

     The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington ("OIC"). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. "Prescribed" statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. Effective January 1, 2001, the State of Washington required that insurance companies domiciled in the State of Washington prepare their statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures, are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (statutory surplus) in the period of the change in accounting principles. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

9.   REGULATORY MATTERS (CONTINUED)

     amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principles, as an adjustment that increased unassigned funds (statutory surplus) by approximately $5,200,000 as of January 1, 2001.

     Statutory stockholders' equity was $978,870,000 and $1,074,660,000 as of December 31, 2002 and 2001, respectively, and statutory net income was $64,635,000, $34,402,000 and $134,756,000 for the years ended December 31,
     2002, 2001 and 2000, respectively.

     Statutory unassigned surplus of $969,070,000 and $1,064,860,000 included in retained earnings at December 31, 2002 and 2001, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2002 and 2001 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

     The NAIC requires life insurance companies to calculate a risk-based capital ratio (RBC). This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company's ratios exceed regulatory requirements at December 31, 2002 and 2001. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

     The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is $140,131,000 in 2003. Dividends are determined by the Board of Directors.

     The Company paid $115,000,000 and $112,000,000 in dividends to FGI in 2002 and 2001, respectively.

     The Company is required to deposit securities with state regulatory authorities. The carrying value of these deposited securities were approximately $3,385,000 and $2,938,000 as of December 31, 2002 and 2001,
     respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

10.  REINSURANCE

     The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The policy benefit liabilities and unpaid claims amounts attributable to such business are stated as other receivables on the balance sheets, and totaled approximately $99,128,000 and $65,240,000 at December 31, 2002 and 2001,
     respectively.

     The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Life commissions are reported net of expense reimbursements related to reinsured business.

     The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain tem life products. The maximum retention on new issues is $800,000 per life for Farmers Yearly Renewable term. The excess risk is reinsured with unaffiliated reinsurers.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

10.  REINSURANCE (CONTINUED)

     Amounts included in the statements of income with respect to reinsurance assumed and ceded for the years ended December 31, 2002, 2001, and 2000 are as follows:

                                                      REINSURANCE       REINSURANCE
                                         DIRECT         ASSUMED            CEDED             NET
                                       ----------     -----------       -----------      ----------
2002
  Premiums                             $  321,145     $   14,428        $  (83,348)      $  252,225
  Death and other benefits                183,076         13,237           (20,583)         175,730
  Life commissions, net                    23,049            781           (32,313)          (8,483)

2001
  Premiums                                324,735         11,321           (61,212)         274,844
  Death and other benefits                168,191         10,536           (13,651)         165,076
  Life commissions, net                    24,120            514           (25,597)            (963)

2000
  Premiums                                252,213          9,833           (33,527)         228,519
  Death and other benefits                139,230          9,131            (6,602)         141,759
  Life commissions, net                    21,580            563           (18,262)           3,881

11.  EMPLOYEES' RETIREMENT PLANS

     The Company participates in FGI's two non-contributory defined benefit pension plans (the Regular Plan and the Restoration Plan). The Regular Plan covers substantially all employees of FGI, its subsidiaries, and the P&C Group who have reached age 21 and have rendered one year of service. Benefits are based on years of service and the employee's compensation during the last five years of employment. The Restoration Plan provides supplemental retirement benefits for certain key employees of FGI, its subsidiaries, and the P&C Group.

     FGI's policy is to fund the amount determined under the aggregate cost method, provided it does not exceed funding limitations. There has been no change in funding policy from prior years, and in 2002, a contribution of $71,580,000 was made to the Regular Plan. FGI's share of this contribution was $34,881,000.

     An independent trustee holds the assets of the Regular Plan. Assets held are primarily in fixed maturity and equity investments. The principal liability is for annuity benefit payments of current and future retirees. Assets of the Restoration Plan are considered corporate assets of FGI and are held in a grantor trust.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

11.  EMPLOYEES' RETIREMENT PLANS (CONTINUED)

     Information regarding the Regular Plan's and the Restoration Plan's funded status is not developed separately for FGI, its subsidiaries, including the Company, and the P&C Group. The funded status of both plans as of December 1, 2002 and 2001 (the latest date for which information is available) is as follows (in thousands):

                                                                      2002             2001
Change in benefit obligation:
 Net benefit obligation at beginning of the year                  $ 1,045,901      $   904,557
 Service cost                                                          38,212           32,169
 Interest cost                                                         77,049           71,041
 Plan amendments                                                       11,800               (9)
 Actuarial losses                                                      58,264           79,239
 Benefits paid                                                        (42,843)         (41,096)
                                                                  -----------      -----------
   Net benefit obligation at end of year                          $ 1,188,383      $ 1,045,901
                                                                  ===========      ===========

Change in plan assets:
 Fair value of plan assets at beginning of the year               $   975,097      $ 1,014,299
 Actual return on plan assets                                         (93,270)         (24,970)
 Employer contributions                                                71,580           25,487
 Benefits paid                                                        (42,843)         (39,719)
                                                                  -----------      -----------
   Fair value of plan assets at end of year                       $   910,564      $   975,097
                                                                  ===========      ===========

Funded status at end of the year                                  $  (277,818)     $   (70,804)
Unrecognized net actuarial gain                                       303,787           57,578
Unrecognized prior service cost                                        35,785           27,840
Unrecognized net transition asset                                      (7,482)         (12,158)
                                                                  -----------      -----------
   Net amount recognized at end of year                           $    54,272      $     2,456
                                                                  ===========      ===========

     Upon B.A.T.'s purchase of FGI and its subsidiaries in 1988, FGI allocated part of the purchase price to its portion of the Regular Plan assets in excess of the projected benefit obligation at the date of acquisition. The asset is being amortized for the difference between FGI's net pension cost and amounts contributed to the plan. The unamortized balance as of December 31, 2002 and 2001 was $5,900,000 and $9,576,000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

11.  EMPLOYEES' RETIREMENT PLANS (CONTINUED)

     Components of net periodic pension expense for FGI and its subsidiaries are as follows for the years ended December 31, 2002, 2001 and 2000 (in thousands):

                                                       2002           2001          2000
Service costs                                     $   20,316      $   16,992     $   14,064
Interest costs                                        44,057          40,948         38,035
Return on plan assets                                (55,812)        (54,232)       (53,947)
Amortization of:
 Transition obligation                                 1,041           1,023            987
 Prior service cost                                    2,390           2,573          2,597
 Actuarial gain                                          290          (2,031)        (9,561)
                                                  ----------       ---------      ---------
  Net periodic pension expense (credit)           $   12,282       $   5,273      $  (7,825)
                                                  ==========       =========      =========

     The Company's share of pension expense (credit) was $401,000, $275,000 and ($1,188,000) in 2002, 2001 and 2000, respectively.

     FGI uses the projected unit credit cost actuarial method for attribution of expense for financial reporting purposes. The interest cost and the actuarial present value of benefit obligations were computed using a weighted average interest rate of 7.00%, 7.25% and 7.75% in 2002, 2001 and 2000, respectively, while the expected return on plan assets was computed using a weighted average interest rate of 9.50% in 2002, 2001 and 2000. The weighted-average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.80% in 2002 and 4.70% in 2001 and 2000.

     FGI and its subsidiaries' postretirement benefits plan is a contributory defined benefit plan for employees who were retired or who were eligible for early retirement on January 1, 1995, and is a contributory defined dollar plan for all other employees retiring after January 1, 1995. Health benefits are provided for all employees who participated in the Company's group medical benefits plan for 10 years prior to retirement at age 55 or later. A life insurance benefit of $5,000 is provided at no cost to retirees who maintained group life insurance coverage for 10 years prior to retirement at age 55 or later.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

11.  EMPLOYEES' RETIREMENT PLANS (CONTINUED)

     There are no assets separated and allocated to this plan. The funded status of the entire plan, which includes FGI, its subsidiaries, and the P&C Group, at December 1, 2002 and 2001 (the latest date for which information is available) were as follows (in thousands):

                                                               2002             2001
Change in benefit obligation:
 Net benefit obligation at beginning of the year          $    156,142      $   117,895
 Service cost                                                    3,649            2,537
 Interest cost                                                  11,288            9,082
 Plan participations' contributions                              2,832            2,768
 Actuarial loss                                                 13,380           34,185
 Benefits paid                                                 (10,567)         (10,325)
                                                          ------------      -----------
  Net benefit obligation at end of year                   $    176,724      $   156,142
                                                          ============      ===========

Funded status at end of year                              $   (176,724)     $  (156,142)
Unrecognized net actuarial gain                                 62,864           51,823
Unrecognized net transaction obligation                         13,110           14,421
                                                          ------------      -----------
   Net amount recognized at end of year                   $   (100,750)     $   (89,898)
                                                          ============      ===========

     FGI and its subsidiaries' share of the accrued postretirement benefit cost was approximately $66,504,000 and $61,544,000 in 2002 and 2001, respectively. The unrecognized net transition obligation of $13,110,000 and $14,421,000 in 2002 and 2001, respectively, represents the remaining transition obligation of the P&C Group.

     Components of postretirement benefits expense for FGI and its subsidiaries for the years ended December 31, 2002, 2001 and 2000 were as follows (in thousands):

                                                   2002         2001       2000
Service costs                                   $   1,938    $   1,322   $    736
Interest costs                                      6,746        5,367      3,786
Amortization of actuarial gain (loss)               1,403          333       (361)
                                                ---------    ---------   --------
  Net periodic expense                          $  10,087    $   7,022   $  4,161
                                                =========    =========   ========

     The Company's share of these amounts was approximately $669,000, $402,000 and $245,000 in 2002, 2001 and 2000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

11.  EMPLOYEES' RETIREMENT PLANS (CONTINUED)

     The weighted average interest rate used in the above benefit computations was 7.00%, 7.25% and 7.75% in 2002, 2001 and 2000, respectively. Beginning in 2003, the initial medical inflation rate is assumed to be 9.00% and will be graded, over a four-year period, to 6.00% and level thereafter, and contribution levels from retirees were the same as applicable medical cost increases where defined benefits exist. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the accumulated benefit obligation was 4.80% in 2002 and 4.70% in 2001 and 2000.

     A 1% increase or decrease in the medical inflation rate assumption would have resulted in the following (in thousands):

                                                                               1%              1%
                                                                            INCREASE        DECREASE
                                                                            --------        --------
Effect on 2002 service and interest components of net periodic cost         $    179        $   (161)
Effect on accumulated postretirement benefit obligation at
  December 31, 2002                                                            2,739          (2,456)

12.  EMPLOYEES' PROFIT SHARING PLANS

     FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued.

     The Company's share of expense under these plans was $5,800,000, $5,067,000 and $4,194,000 in 2002, 2001 and 2000, respectively.

13.  EQUITY-INDEXED ANNUITIES

     The Company sells an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), subject to a guaranteed annual minimum return.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

13.  EQUITY-INDEXED ANNUITIES (CONTINUED)

     To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge. As of December 31, 2002 and 2001, the Company had call options with contract values of approximately $123,222,000 and $117,257,000, respectively, and carrying values of approximately $1,845,000 and $12,690,000, respectively.

     The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a seven-year term, but can be terminated at any time.

     No S&P 500 call options were disposed of in the year ended December 31, 2002. On December 27, 2001, the Company disposed of 1,598 and 1,319 S&P 500 call option contracts acquired in January and February 2001. The Company received $518,000 in disposition proceeds, resulting in a $682,000 realized loss on disposition. This disposal was necessary as the Company purchased a larger than necessary quantity of S&P 500 call options to hedge against the equity indexed annuity product liability.

     There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

14.  PARTICIPATING POLICIES

     Participating business, which consists of group business, comprised approximately 9.6% of total insurance in force as of December 31, 2002 and approximately 10.4% of total insurance in-force as of December 31, 2001. In addition, participating business represented 2.8% of the Company's premium income for the year ended December 31, 2002, 2.2% of the Company's premium income for the year ended December 31, 2001, and 2.0% of the Company's premium income for the years ended December 31, 2000.

     The amount of dividends paid on participating business is determined by the Company's Board of Directors and is paid annually on the policyholder's anniversary date. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. The Company paid dividends directly to policyholders of approximately $4,072,000, $3,782,000 and $2,404,000 for the years ended December 31,
     2002, 2001 and 2000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

15.  OPERATING SEGMENTS

     The company concentrates its activities in the individual life insurance and annuity markets. These activities are managed separately as each offers a unique set of products and services. As a result, the Company comprises the following two reportable operating segments as defined in SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information: the life insurance segment and the annuity segment.

     The life insurance segment provides individual life insurance products, including universal life, variable universal life, term life, and whole life. The annuity segment provides flexible and single premium deferred annuities, single premium immediate annuities, variable annuities, and equity-indexed annuity products.

     The Company's management uses an International Accounting Standards ("IAS") basis of accounting for evaluating segment performance and determining how resources should be allocated. This differs from the basis used in preparing FGI's consolidated financial statements included in the Form 10-K and 10-Q reports filed with the Securities and Exchange Commission ("SEC"), which is based on accounting principles generally accepted in the United States of America and, therefore, excludes the effects of all IAS adjustments.

     The Company accounts for intersegment transactions as if they were to third parties and, as such, records the transactions at current market prices. There were no intersegment revenues between the Company's two reportable operating segments for the years 2002, 2001 and 2000.

     The Company operates throughout the United States of America and does not earn revenues or hold assets in any foreign countries.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

15.  OPERATING SEGMENTS (CONTINUED)

     Information regarding the Company's reportable operating segments follows (in thousands):

                                                     YEAR ENDED DECEMBER 31, 2002
                             ---------------------------------------------------------------------------
                                          IAS BASIS                            IAS ADJUSTMENTS
                             ----------------------------------     ------------------------------------     AS
                                LIFE      ANNUITIES     TOTAL          LIFE      ANNUITIES      TOTAL     REPORTED
                             ---------    ---------   ---------     ----------   ---------   -----------  ---------
Revenues                     $  573,690   $  207,955  $  781,645(a)   $ (45,705)  $  12,244   $  (33,461) $  748,184
Investment income               206,985      149,945     356,930             -            -           -      356,930
Investment expenses              (6,123)      (4,435)    (10,558)        (1,773)     (1,284)      (3,057)    (13,615)
Net realized gains/(losses)      (2,669)     (17,390)    (20,059)       (11,863)     14,721        2,858     (17,201)
Impairment losses on
  investments                   (19,128)      (1,949)    (21,077)       (32,069)     (1,192)     (33,261)    (54,338)
Income before
  provision for
  income taxes                  181,956       16,608     198,564        (44,271)     12,565      (31,706)    166,858
Provision for income
  taxes                          63,272        5,725      68,997        (15,495)      4,398      (11,097)     57,900
Assets                        5,362,535    2,053,500   7,416,035       (169,489)    (64,903)    (234,392)  7,181,643(b)
Capital expenditures              2,312            -       2,312              -           -           -       2,312
Depreciation and
  amortization                   81,649        2,968      84,617         (1,187)       (294)      (1,481)     83,136(c)

(a) Revenues for the operating segments include net investment income, net realized gains/ (losses) and impairment losses.

(b) Amount includes purchase adjustments related to deferred acquisition costs ($134,955,000 decrease) and VOBA ($254,510,000 increase) assets.

(c) Amount includes purchase adjustments associated with the VOBA asset and reversal of amortization associated with the pre-1998 deferred acquisition cost assets.

                                                     YEAR ENDED DECEMBER 31, 2002
                             ---------------------------------------------------------------------------
                                          IAS BASIS                            IAS ADJUSTMENTS
                             ----------------------------------     ------------------------------------     AS
                                LIFE      ANNUITIES     TOTAL          LIFE      ANNUITIES     TOTAL      REPORTED
                             ---------    ---------   ---------     ----------   ---------   ----------   ---------
Revenues                     $  543,162   $  242,127  $  785,289(a)   $    (282)  $  (1,307)  $   (1,589)  $ 783,700
Investment income               202,222      144,352     346,574              -           -            -     346,574
Investment expenses              (7,035)      (5,022)    (12,057)        (1,832)     (1,307)      (3,139)    (15,196)
Net realized gains/(losses)      39,769            -      39,769          1,550           -        1,550      41,319
Impairment losses on
  investments                   (82,764)           -     (82,764)             -           -            -     (82,764)
Income before
  provision for
  income taxes                  148,308       26,049     174,357           (127)     (1,293)      (1,420)    172,937
Provision for income
  taxes                          48,698        8,581      57,279            (44)       (453)        (497)     56,782
Assets                        4,892,737    1,839,152   6,731,889       (163,592)    (61,493)    (225,085)  6,506,804(b)
Capital expenditures              4,732            -       4,732              -           -            -       4,732
Depreciation and
  amortization                   93,932        9,200     103,132              -           -            -     103,132(c)

(a) Revenues for the operating segments include net investment income net realized gains (losses) and impairment losses.

(b) Amount includes purchase adjustments related to deferred acquisition costs ($151,000,000 decrease) and VOBA ($274,531,000 increase) assets.

(c) Amount includes purchase adjustments associated with the VOBA asset and reversal of amortization associated with the pre-1998 deferred acquisition costs assets.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

15.  OPERATING SEGMENTS (CONTINUED)

                                                    YEAR ENDED DECEMBER 31, 2002
                             ---------------------------------------------------------------------------
                                          IAS BASIS                            IAS ADJUSTMENTS               AS
                             ----------------------------------     ------------------------------------
                                LIFE      ANNUITIES     TOTAL          LIFE      ANNUITIES     TOTAL      REPORTED
                             ---------    ---------   ---------     ----------   ---------   ----------   ---------
Revenues                     $  690,315   $  116,864   $  807,179(a)  $   (1,166)  $    (964)  $   (2,130)  $  805,049
Investment income               218,810      115,766      334,576              -           -            -      334,576
Investment expenses              (6,410)      (3,391)      (9,801)        (1,822)       (964)      (2,786)     (12,587)
Net realized gains/              61,629            -       61,629            656           -          656       62,285
  (losses)
Impairment losses on
  investments                   (22,429)           -      (22,429)             -           -            -      (22,429)
Income before
  provision for
  income taxes                  236,586       25,100      261,686           (748)       (932)      (1,680)     260,006
Provision for income
  taxes                          82,251        8,727       90,978           (262)       (325)        (587)       90,391
Assets                        4,307,559    2,114,270    6,421,829       (137,060)    (67,263)    (204,323)   6,217,506(b)
Capital expenditures              7,174            -        7,174              -           -            -        7,174
Depreciation and
  amortization                  101,016        9,001      110,017              -           -            -      110,017(c)

(a) Revenues for the operating segments include net investment income net realized gains (losses) and impairment losses.

(b) Amount includes purchase adjustments related to deferred acquisition costs ($169,100,000 decrease) and VOBA ($300,100,000 increase) assets.

(c) Amount includes purchase adjustments associated with the VOBA asset and reversal of amortization associated with the pre-1998 deferred acquisition costs assets.

16.  RELATED PARTIES

     Fees charged to the Company by FGI for sales and marketing services were $21,909,000, $21,233,000 and $21,027,000 for the years ended December 31,
     2002, 2001 and 2000, respectively, and are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of $1,824,000, $2,233,000 and $1,837,000 for the years ended
     December 31, 2002, 2001 and 2000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

16.  RELATED PARTIES (CONTINUED)

     On October 31, 2001, the Company purchased $100,000,000 and $10,000,000, at par, corporate bonds from Kemper Investors Life Insurance Company and Federal Kemper Life Assurance Company, which are subsidiaries of Zurich Financial Services Group. The maturity dates for both bonds are December 20, 2007. The coupon rates for these bonds are 6.62% and interest is paid semi-annually. The Company earned $7,282,000 and $1,214,000 of interest income in 2002 and 2001. The total market value of the bonds was approximately $121,365,000 and $110,000,000 as of December 31, 2002 and 2001, respectively.

17.  CERTIFICATES OF CONTRIBUTION AND SURPLUS NOTES OF THE P&C GROUP

     From time-to-time, the Company has purchased certificates of contribution or surplus notes of the P&C Group in order to supplement the policyholders' surplus of the P&C Group. Effective December 2001, the Company redeemed a $119,000,000 surplus note of the P&C Group and subsequently purchased $107,000,000 of certificates of contribution of the P&C Group. These transactions were settled in January 2002.

     Information regarding surplus notes and certificates of contribution from the Exchanges as of December 31, 2002 and 2001 follows (in thousands):

                                             DECEMBER 31,                                       INTEREST
                                         2002         2001       MATURITY DATE       TERM         RATE
                                     ----------    ----------    -------------      -------     ---------
Surplus note                         $   87,500    $   87,500    February 2005       5 year       8.50%
Certificate of contribution             107,000       107,000    September 2006      5 year       6.00%
Certificate of contribution             296,000       296,000    March 2010         10 year       7.85%
                                        -------       -------

                                     $  490,500    $  490,500
                                        =======       =======

     Conditions governing repayment of the amounts are outlined in the certificates of contribution and the surplus note. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer's governing Board and the appropriate state insurance regulatory department.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

17.  CERTIFICATES OF CONTRIBUTION AND SURPLUS NOTES OF THE P&C GROUP (CONTINUED)

     The Company owned the following affiliated promissory notes from FFS Holding, LLC, a subsidiary of the Exchanges, as of December 31, 2002 and 2001 (dollars in thousands):

                              DECEMBER 31,                                          INTEREST
                          2002          2001        MATURITY DATE        TERM         RATE
                        ---------     ---------    --------------       ------      --------
Promissory note         $   1,000     $   1,000     January 2005        5 year       8.50%
Promissory note             1,000         1,000     March 2005          5 year       8.50%
Promissory note             1,000         1,000     July 2005           5 year       8.50%
Promissory note             1,000         1,000     October 2005        5 year       8.50%
Promissory note             3,000         3,000     January 2006        5 year       8.50%
Promissory note             5,000         5,000     August 2006         5 year       8.50%
Promissory note             4,000             -     September 2007      5 year       7.00%
Promissory note             6,000             -     December 2007       5 year       9.50%
                        ---------     ---------

                        $  22,000     $  12,000
                        =========     =========

     Interest received from these surplus notes, certificates of contribution, and promissory notes totaled approximately $38,273,000, $38,691,000, and $27,735,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
REPORT ON AUDITS OF FINANCIAL STATEMENTS
DECEMBER 31, 2002

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Farmers New World Life Insurance Company and the
Contractholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the "Separate Account") (comprised of the Social Small Cap Growth Portfolio of the Calvert Variable Series, Inc., the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund - Service Class Shares, the Dreyfus Socially Responsible Growth Fund, Inc.-Service Class Shares, the Growth, Index 500, and the Mid Cap Portfolios of the Fidelity Variable Insurance Products Funds VIP Service-Class Shares, the Small Cap, Global Asset Allocation, and the Developing Markets Securities Funds of the Franklin Templeton Variable Insurance Products Trust-Class 2 Shares, the Capital Growth, CORE Small Cap Equity, and the Mid Cap Value Funds of the Goldman Sachs Variable Insurance Trust, the Mid Cap Growth Portfolio - Service Shares, the Balanced Portfolio - Service Shares, and the Capital Appreciation Portfolio - Institutional Shares of the Janus Aspen Series, the Foreign Bond and the Low Duration Portfolios of the PIMCO Variable Insurance Trust - Administrative Class Shares, the Bond, Global Discovery, Growth and Income, International and the Money Market Portfolios of the Scudder Variable Series I- Class A Shares, the Government Securities, the High Income, the Small Cap Growth, and the Dreman High Return Equity Portfolios of the Scudder Variable Series II-Class A Shares, the Equity Income, the Mid Cap Stock, and the Small Cap Stock Funds of the WM Variable Trust - Class 2 Shares, and the Balanced, the Conservative Balanced, the Conservative Growth, the Flexible Income and the Strategic Growth Portfolios of the WM Variable Trust Strategic Asset Management Portfolios-Class 2 Shares) at December 31, 2002, the results of each of their operations for each of the two years in the periods then ended, and the changes in each of their net assets for each of the two years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.



February 3, 2003

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                                  SOCIAL                                  SOCIALLY
                                                                SMALL CAP     DEVELOPING     QUALITY     RESPONSIBLE
                                                                 GROWTH        LEADERS         BOND        GROWTH         GROWTH
                                                                PORTFOLIO    PORTFOLIO(1)    PORTFOLIO      FUND         PORTFOLIO
                                                               -----------   ------------   -----------  -----------    ----------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.                                $     7,838
  Dreyfus Variable Investment Fund                                            $   396,949   $   204,807
  Dreyfus Socially Responsible Growth Fund, Inc.                                                          $    10,465
  Fidelity Variable Insurance Products Funds VIP                                                                        $   929,179
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                               -----------    -----------   -----------   -----------   -----------
    Total assets                                                     7,838        396,949       204,807        10,465       929,179
LIABILITIES
  Payable to Farmers New World Life Insurance Company                   (5)           299           154             8           696
                                                               -----------    -----------   -----------   -----------   -----------
    Net assets                                                 $     7,843    $   396,650   $   204,653   $    10,457   $   928,483
                                                               ===========    ===========   ===========   ===========   ===========
Accumulation units outstanding                                         946         51,115        18,773         1,759       151,646
                                                               ===========    ===========   ===========   ===========   ===========
Unit value of accumulation units                               $      8.29    $      7.76   $     10.90   $      5.94   $      6.12
                                                               ===========    ===========   ===========   ===========   ===========
Shares owned in each portfolio                                         711         14,046        17,625           555        39,811
                                                               ===========    ===========   ===========   ===========   ===========
Market value per share                                         $     11.03    $     28.26   $     11.62   $     18.84   $     23.34
                                                               ===========    ===========   ===========   ===========   ===========
Cost of investments                                            $     8,577    $   455,481   $   201,648   $    12,186   $ 1,110,227
                                                               ===========    ===========   ===========   ===========   ===========


                                                                INDEX 500      MID CAP
                                                                PORTFOLIO     PORTFOLIO
                                                               -----------   -----------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP               $   760,423   $   270,272
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                               -----------   -----------
    Total assets                                                   760,423       270,272
LIABILITIES
  Payable to Farmers New World Life Insurance Company                  573           204
                                                               -----------   -----------
    Net assets                                                 $   759,850   $   270,068
                                                               ===========   ===========
Accumulation units outstanding                                     107,269        29,179
                                                               ===========   ===========
Unit value of accumulation units                               $      7.08   $      9.26
                                                               ===========   ===========
Shares owned in each portfolio                                       7,624        15,479
                                                               ===========   ===========
Market value per share                                         $     99.74   $     17.46
                                                               ===========   ===========
Cost of investments                                            $   867,074   $   286,092
                                                               ===========   ===========

(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      Formerly named Janus Aggressive Growth Portfolio

(3)      Formerly named PIMCO Low Duration Bond Portfolio

(4)      Formerly named Scudder High Yield Portfolio


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2002



                                                                                  GLOBAL     DEVELOPING                  CORE
                                                                                  ASSET        MARKETS      CAPITAL    SMALL CAP
                                                                   SMALL CAP    ALLOCATION   SECURITIES     GROWTH       EQUITY
                                                                      FUND         FUND         FUND         FUND         FUND
                                                                   ----------   ----------   ----------   ----------   ----------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust             $  206,651   $    9,030   $   19,340
  Goldman Sachs Variable Insurance Trust                                                                  $  786,210   $    9,874
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                                   ----------   ----------   ----------   ----------   ----------
    Total assets                                                      206,651        9,030       19,340      786,210        9,874
LIABILITIES
  Payable to Farmers New World Life Insurance Company                     156            7           15          590            7
                                                                   ----------   ----------   ----------   ----------   ----------
    Net assets                                                     $  206,495   $    9,023   $   19,325   $  785,620   $    9,867
                                                                   ==========   ==========   ==========   ==========   ==========
Accumulation units outstanding                                         31,022        1,033        3,082      116,688        1,140
                                                                   ==========   ==========   ==========   ==========   ==========
Unit value of accumulation units                                   $     6.66   $     8.73   $     6.27   $     6.73   $     8.66
                                                                   ==========   ==========   ==========   ==========   ==========
Shares owned in each portfolio                                         16,272          623        4,124      101,185        1,074
                                                                   ==========   ==========   ==========   ==========   ==========
Market value per share                                             $    12.70   $    14.49   $     4.69   $     7.77   $     9.19
                                                                   ==========   ==========   ==========   ==========   ==========
Cost of investments                                                $  237,023   $    9,232   $   19,373   $  897,186   $   10,532
                                                                   ==========   ==========   ==========   ==========   ==========


                                                                                  MID CAP
                                                                                   GROWTH
                                                                     MID CAP      PORTFOLIO
                                                                      VALUE       (SERVICE
                                                                       FUND      SHARES) (2)
                                                                    ----------   -----------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust                            $  774,639
  Janus Aspen Series                                                             $  289,586
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                                    ----------   ----------
    Total assets                                                       774,639      289,586
LIABILITIES
  Payable to Farmers New World Life Insurance Company                      587          222
                                                                    ----------   ----------
    Net assets                                                      $  774,052   $  289,364
                                                                    ==========   ==========
Accumulation units outstanding                                          76,747       52,542
                                                                    ==========   ==========
Unit value of accumulation units                                    $    10.09   $     5.51
                                                                    ==========   ==========
Shares owned in each portfolio                                          73,010       18,539
                                                                    ==========   ==========
Market value per share                                              $    10.61   $    15.62
                                                                    ==========   ==========
Cost of investments                                                 $  820,402   $  352,308
                                                                    ==========   ==========


(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      Formerly named Janus Aggressive Growth Portfolio

(3)      Formerly named PIMCO Low Duration Bond Portfolio

(4)      Formerly named Scudder High Yield Portfolio


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2002



                                                                                      CAPITAL
                                                                       BALANCED     APPRECIATION
                                                                       PORTFOLIO      PORTFOLIO      FOREIGN        LOW
                                                                       (SERVICE    (INSTITUTIONAL      BOND       DURATION
                                                                        SHARES)        SHARES)       PORTFOLIO   PORTFOLIO (3)
                                                                      -----------  --------------   -----------  -------------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series                                                  $    61,930   $ 2,273,066
  PIMCO Variable Insurance Trust                                                                  $   251,970   $   414,311
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                                      -----------   -----------   -----------   -----------
    Total assets                                                           61,930     2,273,066       251,970       414,311
LIABILITIES
  Payable to Farmers New World Life Insurance Company                          47         1,742           190           316
                                                                      -----------   -----------   -----------   -----------

    Net assets                                                        $    61,883   $ 2,271,324   $   251,780   $   413,995
                                                                      ===========   ===========   ===========   ===========
Accumulation units outstanding                                              6,905       510,004        20,826        34,605
                                                                      ===========   ===========   ===========   ===========
Unit value of accumulation units                                      $      8.96   $      4.45   $     12.09   $     11.96
                                                                      ===========   ===========   ===========   ===========
Shares owned in each portfolio                                              2,905       130,862        25,022        40,500
                                                                      ===========   ===========   ===========   ===========
Market value per share                                                $     21.32   $     17.37   $     10.07   $     10.23
                                                                      ===========   ===========   ===========   ===========
Cost of investments                                                   $    64,552   $ 2,679,575   $   244,605   $   407,011
                                                                      ===========   ===========   ===========   ===========



                                                                                                  GROWTH
                                                                                     GLOBAL        AND
                                                                          BOND      DISCOVERY     INCOME
                                                                        PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                       ----------- -----------  ------------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I                                          $   262,192   $   375,964   $   931,427
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                                     -----------   -----------   -----------
    Total assets                                                         262,192       375,964       931,427
LIABILITIES
  Payable to Farmers New World Life Insurance Company                        197           281           718
                                                                     -----------   -----------   -----------

    Net assets                                                       $   261,995   $   375,683   $   930,709
                                                                     ===========   ===========   ===========
Accumulation units outstanding                                            21,670        55,919       147,364
                                                                     ===========   ===========   ===========
Unit value of accumulation units                                     $     12.09   $      6.72   $      6.32
                                                                     ===========   ===========   ===========
Shares owned in each portfolio                                            37,563        53,940       137,379
                                                                     ===========   ===========   ===========
Market value per share                                               $      6.98   $      6.97   $      6.77
                                                                     ===========   ===========   ===========
Cost of investments                                                  $   254,316   $   414,427   $ 1,188,931
                                                                     ===========   ===========   ===========

(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      Formerly named Janus Aggressive Growth Portfolio

(3)      Formerly named PIMCO Low Duration Bond Portfolio

(4)      Formerly named Scudder High Yield Portfolio


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2002




                                                                                MONEY        GOVERNMENT      HIGH       SMALL CAP
                                                               INTERNATIONAL    MARKET       SECURITIES     INCOME        GROWTH
                                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO (4)  PORTFOLIO
                                                               -------------  -----------   -----------   ------------- -----------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I                                     $   983,589   $    46,320
  Scudder Variable Series II                                                                $   551,229   $   235,536   $    97,386
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios
                                                                -----------   -----------   -----------   -----------   -----------
    Total assets                                                    983,589        46,320       551,229       235,536        97,386
LIABILITIES
  Payable to Farmers New World Life Insurance Company                   745            31           423           177            75
                                                                -----------   -----------   -----------   -----------   -----------
    Net assets                                                  $   982,844   $    46,289   $   550,806   $   235,359   $    97,311
                                                                ===========   ===========   ===========   ===========   ===========
Accumulation units outstanding                                      224,411         4,292        44,454        25,661        32,216
                                                                ===========   ===========   ===========   ===========   ===========
Unit value of accumulation units                                $      4.38   $     10.79   $     12.39   $      9.17   $      3.02
                                                                ===========   ===========   ===========   ===========   ===========
Shares owned in each portfolio                                      150,857        46,320        42,931        31,829        11,417
                                                                ===========   ===========   ===========   ===========   ===========
Market value per share                                          $      6.52   $      1.00   $     12.84   $      7.40   $      8.53
                                                                ===========   ===========   ===========   ===========   ===========
Cost of investments                                             $ 1,157,790   $    46,320   $   526,690   $   240,244   $   129,205
                                                                ===========   ===========   ===========   ===========   ===========


                                                                 DREMAN
                                                                  HIGH
                                                                 RETURN        EQUITY
                                                                 EQUITY        INCOME
                                                                PORTFOLIO       FUND
                                                               -----------   -----------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II                                   $ 2,469,687
  WM Variable Trust                                                          $    38,625
  WM Variable Trust Strategic Asset Management Portfolios
                                                               -----------   -----------
    Total assets                                                 2,469,687        38,625
LIABILITIES
  Payable to Farmers New World Life Insurance Company                1,869            29
                                                               -----------   -----------
    Net assets                                                 $ 2,467,818   $    38,596
                                                               ===========   ===========
Accumulation units outstanding                                     222,595         4,339
                                                               ===========   ===========
Unit value of accumulation units                               $     11.09   $      8.89
                                                               ===========   ===========
Shares owned in each portfolio                                     281,928         3,514
                                                               ===========   ===========
Market value per share                                         $      8.76   $     10.99
                                                               ===========   ===========
Cost of investments                                            $ 2,803,083   $    41,039
                                                               ===========   ===========

(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      Formerly named Janus Aggressive Growth Portfolio

(3)      Formerly named PIMCO Low Duration Bond Portfolio

(4)      Formerly named Scudder High Yield Portfolio


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2002


                                                                  MID CAP      SMALL CAP                 CONSERVATIVE
                                                                   STOCK        STOCK        BALANCED       BALANCED
                                                                   FUND          FUND        PORTFOLIO     PORTFOLIO
                                                                 ---------     ---------     ---------   -------------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust                                              $ 255,451     $ 201,398
  WM Variable Trust Strategic Asset Management Portfolios                                    $  88,243     $   2,877
                                                                 ---------     ---------     ---------     ---------

    Total assets                                                   255,451       201,398        88,243         2,877

LIABILITIES
  Payable to Farmers New World Life Insurance Company                  194           154            62             2
                                                                 ---------     ---------     ---------     ---------
    Net assets                                                   $ 255,257     $ 201,244     $  88,181     $   2,875
                                                                 =========     =========     =========     =========
Accumulation units outstanding                                      27,226        39,948         8,759           283
                                                                 =========     =========     =========     =========
Unit value of accumulation units                                 $    9.38     $    5.04     $   10.07     $   10.17
                                                                 =========     =========     =========     =========
Shares owned in each portfolio                                      22,291        36,819         7,122           296
                                                                 =========     =========     =========     =========
Market value per share                                           $   11.46     $    5.47     $   12.39     $    9.71
                                                                 =========     =========     =========     =========
Cost of investments                                              $ 271,111     $ 261,864     $  88,542     $   2,887
                                                                 =========     =========     =========     =========


                                                                   CONSERVATIVE   FLEXIBLE    STRATEGIC
                                                                      GROWTH       INCOME      GROWTH
                                                                    PORTFOLIO     PORTFOLIO   PORTFOLIO
                                                                   ------------   ---------   ---------

ASSETS
Investments, at fair value:
  Calvert Variable Series, Inc.
  Dreyfus Variable Investment Fund
  Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Funds VIP
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Janus Aspen Series
  PIMCO Variable Insurance Trust
  Scudder Variable Series I
  Scudder Variable Series II
  WM Variable Trust
  WM Variable Trust Strategic Asset Management Portfolios          $  43,786     $   5,493     $  72,625
                                                                   ---------     ---------     ---------

    Total assets                                                      43,786         5,493        72,625

LIABILITIES
  Payable to Farmers New World Life Insurance Company                     21             4            44
                                                                   ---------     ---------     ---------
    Net assets                                                     $  43,765     $   5,489     $  72,581
                                                                   =========     =========     =========
Accumulation units outstanding                                         4,404           535         7,373
                                                                   =========     =========     =========
Unit value of accumulation units                                   $    9.94     $   10.26     $    9.84
                                                                   =========     =========     =========
Shares owned in each portfolio                                         3,610           444         5,791
                                                                   =========     =========     =========
Market value per share                                             $   12.13     $   12.38     $   12.54
                                                                   =========     =========     =========
Cost of investments                                                $  43,798     $   5,359     $  72,665
                                                                   =========     =========     =========


(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      Formerly named Janus Aggressive Growth Portfolio

(3)      Formerly named PIMCO Low Duration Bond Portfolio

(4)      Formerly named Scudder High Yield Portfolio


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001



                                                                        CALVERT
                                                                   VARIABLE SERIES, INC.        DREYFUS VARIABLE INVESTMENT FUND
                                                                --------------------------      --------------------------------
                                                                       SOCIAL SMALL                        DEVELOPING
                                                                   CAP GROWTH PORTFOLIO               LEADERS PORTFOLIO (1)
                                                                --------------------------      --------------------------------
                                                                   2002          2001 (2)          2002                2001 (2)
                                                                ----------      ----------      ----------            ----------

Investment income:
  Dividends and capital gain distributions                      $      285      $       54      $       39            $    7,601
                                                                ----------      ----------      ----------            ----------
    Total investment income                                            285              54              39                 7,601
                                                                ----------      ----------      ----------            ----------
Expenses:
  Mortality and expense risk                                            48               7           2,292                   282
                                                                ----------      ----------      ----------            ----------
    Total expenses                                                      48               7           2,292                   282
                                                                ----------      ----------      ----------            ----------
    Net investment income (loss)                                       237              47          (2,253)                7,319
                                                                ----------      ----------      ----------            ----------
Realized gains (losses) on investments:
  Proceeds from sales                                                2,767             118           2,112                 1,563
  Cost of investments sold                                          (3,615)           (129)         (2,808)               (1,745)
                                                                ----------      ----------      ----------            ----------
    Net realized gain (loss) from investment transactions             (848)            (11)           (696)                 (182)
                                                                ----------      ----------      ----------            ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                                  361              --          (1,376)                   --
  End of period                                                       (739)            361         (58,532)               (1,376)
                                                                ----------      ----------      ----------            ----------
    Change in net unrealized appreciation (depreciation)
      of investments                                                (1,100)            361         (57,156)               (1,376)
                                                                ----------      ----------      ----------            ----------
    Net increase (decrease) in net assets from operations       $   (1,711)     $      397      $  (60,105)           $    5,761
                                                                ==========      ==========      ==========            ==========


                                                                                                                DREYFUS
                                                                                                         SOCIALLY RESPONSIBLE
                                                               DREYFUS VARIABLE INVESTMENT FUND            GROWTH FUND, INC.
                                                               --------------------------------       -------------------------
                                                                           QUALITY                       SOCIALLY RESPONSIBLE
                                                                        BOND PORTFOLIO                       GROWTH FUND
                                                               --------------------------------      --------------------------
                                                                  2002                2001 (2)          2002          2001 (2)
                                                               ----------            ----------      ----------      ----------

Investment income:
  Dividends and capital gain distributions                     $    6,607            $    1,675      $        2      $       --
                                                               ----------            ----------      ----------      ----------
    Total investment income                                         6,607                 1,675               2              --
                                                               ----------            ----------      ----------      ----------
Expenses:
  Mortality and expense risk                                        1,196                   167              67              13
                                                               ----------            ----------      ----------      ----------
    Total expenses                                                  1,196                   167              67              13
                                                               ----------            ----------      ----------      ----------
    Net investment income (loss)                                    5,411                 1,508             (65)            (13)
                                                               ----------            ----------      ----------      ----------
Realized gains (losses) on investments:
  Proceeds from sales                                              16,320                   736           2,496             264
  Cost of investments sold                                        (16,760)                 (744)         (3,060)           (290)
                                                               ----------            ----------      ----------      ----------
    Net realized gain (loss) from investment transactions            (440)                   (8)           (564)            (26)
                                                               ----------            ----------      ----------      ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                              (1,449)                   --             120              --
  End of period                                                     3,159                (1,449)         (1,721)            120
                                                               ----------            ----------      ----------      ----------
    Change in net unrealized appreciation (depreciation)
      of investments                                                4,608                (1,449)         (1,841)            120
                                                               ----------            ----------      ----------      ----------
    Net increase (decrease) in net assets from operations      $    9,579            $       51      $   (2,470)     $       81
                                                               ==========            ==========      ==========      ==========

(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      For the period beginning May 1, 2001 and ended December 31, 2001

(3)      Formerly named Janus Aggressive Growth Portfolio

(4)      Formerly named PIMCO Low Duration Bond Portfolio

(5)      Formerly named Scudder Variable Life Investment Fund

(6)      Formerly named Kemper Variable Series

(7)      Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                          FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                                     ----------------------------------------------------------
                                                                          GROWTH PORTFOLIO                INDEX 500 PORTFOLIO
                                                                     --------------------------      --------------------------
                                                                        2002           2001 (2)         2002           2001 (2)
                                                                     ----------      ----------      ----------      ----------

Investment income:
  Dividends and capital gain distributions                           $      387      $       --      $    2,951      $       --
                                                                     ----------      ----------      ----------      ----------
    Total investment income                                                 387              --           2,951              --
                                                                     ----------      ----------      ----------      ----------
Expenses:
  Mortality and expense risk                                              5,089             616           4,200             494
                                                                     ----------      ----------      ----------      ----------
    Total expenses                                                        5,089             616           4,200             494
                                                                     ----------      ----------      ----------      ----------
Net investment income (loss)                                             (4,702)           (616)         (1,249)           (494)
                                                                     ----------      ----------      ----------      ----------
Realized gains (losses) on investments:
  Proceeds from sales                                                     4,826           3,473           6,217           2,710
  Cost of investments sold                                               (7,383)         (3,982)         (8,371)         (2,998)
                                                                     ----------      ----------      ----------      ----------
    Net realized gain (loss) from investment transactions                (2,557)           (509)         (2,154)           (288)
                                                                     ----------      ----------      ----------      ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                                     3,163              --           2,042              --
  End of period                                                        (181,048)          3,163        (106,651)          2,042
                                                                     ----------      ----------      ----------      ----------
    Change in net unrealized appreciation (depreciation)
      of investments                                                   (184,211)          3,163        (108,693)          2,042
                                                                     ----------      ----------      ----------      ----------
Net increase (decrease) in net assets from operations                $ (191,470)     $    2,038      $ (112,096)     $    1,260
                                                                     ==========      ==========      ==========      ==========


                                                                         FIDELITY VARIABLE
                                                                        INSURANCE PRODUCTS
                                                                             FUNDS VIP
                                                                     --------------------------
                                                                           MID CAP PORTFOLIO
                                                                     --------------------------
                                                                        2002           2001 (2)
                                                                     ----------      ----------

Investment income:
  Dividends and capital gain distributions                           $      658      $       --
                                                                     ----------      ----------
    Total investment income                                                 658              --
                                                                     ----------      ----------
Expenses:
  Mortality and expense risk                                              1,484             161
                                                                     ----------      ----------
    Total expenses                                                        1,484             161
                                                                     ----------      ----------
Net investment income (loss)                                               (826)           (161)
                                                                     ----------      ----------
Realized gains (losses) on investments:
  Proceeds from sales                                                     1,547             976
  Cost of investments sold                                               (1,808)         (1,000)
                                                                     ----------      ----------
    Net realized gain (loss) from investment transactions                  (261)            (24)
                                                                     ----------      ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                                     2,969              --
  End of period                                                         (15,820)          2,969
                                                                     ----------      ----------
    Change in net unrealized appreciation (depreciation)
      of investments                                                    (18,789)          2,969
                                                                     ----------      ----------
Net increase (decrease) in net assets from operations                $  (19,876)     $    2,784
                                                                     ==========      ==========

(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      For the period beginning May 1, 2001 and ended December 31, 2001

(3)      Formerly named Janus Aggressive Growth Portfolio

(4)      Formerly named PIMCO Low Duration Bond Portfolio

(5)      Formerly named Scudder Variable Life Investment Fund

(6)      Formerly named Kemper Variable Series

(7)      Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                                FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                               ------------------------------------------------------
                                                                                                  GLOBAL ASSET
                                                                   SMALL CAP FUND                ALLOCATION FUND
                                                               ------------------------      ------------------------
                                                                 2002         2001 (2)         2002         2001 (2)
                                                               ---------      ---------      ---------      ---------

Investment income:
  Dividends and capital gain distributions                     $     292      $      13      $      78      $      --
                                                               ---------      ---------      ---------      ---------
    Total investment income                                          292             13             78             --
                                                               ---------      ---------      ---------      ---------
Expenses:
  Mortality and expense risk                                       1,120            145             43              1
                                                               ---------      ---------      ---------      ---------
    Total expenses                                                 1,120            145             43              1
                                                               ---------      ---------      ---------      ---------
    Net investment income (loss)                                    (828)          (132)            35             (1)
                                                               ---------      ---------      ---------      ---------
Realized gains (losses) on investments:
  Proceeds from sales                                                887            860          1,812             50
  Cost of investments sold                                        (1,345)        (1,005)        (1,962)           (51)
                                                               ---------      ---------      ---------      ---------
    Net realized gain (loss) from investment transactions           (458)          (145)          (150)            (1)
                                                               ---------      ---------      ---------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                              3,869             --             29             --
  End of period                                                  (30,372)         3,869           (202)            29
                                                               ---------      ---------      ---------      ---------
    Change in net unrealized appreciation (depreciation)
      of investments                                             (34,241)         3,869           (231)            29
                                                               ---------      ---------      ---------      ---------
    Net increase (decrease) in net assets from operations      $ (35,527)     $   3,592      $    (346)     $      27
                                                               =========      =========      =========      =========


                                                                  FRANKLIN TEMPLETON
                                                                  VARIABLE INSURANCE
                                                                    PRODUCTS TRUST
                                                               ------------------------
                                                                  DEVELOPING MARKETS
                                                                    SECURITIES FUND
                                                               ------------------------
                                                                 2002            2001
                                                               ---------      ---------

Investment income:
  Dividends and capital gain distributions                     $     295      $      31
                                                               ---------      ---------
    Total investment income                                          295             31
                                                               ---------      ---------
Expenses:
  Mortality and expense risk                                         165             45
                                                               ---------      ---------
    Total expenses                                                   165             45
                                                               ---------      ---------
    Net investment income (loss)                                     130            (14)
                                                               ---------      ---------
Realized gains (losses) on investments:
  Proceeds from sales                                              7,541         10,484
  Cost of investments sold                                        (8,089)       (11,653)
                                                               ---------      ---------
    Net realized gain (loss) from investment transactions           (548)        (1,169)
                                                               ---------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                                131             (5)
  End of period                                                      (33)           131
                                                               ---------      ---------
    Change in net unrealized appreciation (depreciation)
      of investments                                                (164)           136
                                                               ---------      ---------
    Net increase (decrease) in net assets from operations      $    (582)     $  (1,047)
                                                               =========      =========

(1)      Formerly named Dreyfus Small Cap Portfolio

(2)      For the period beginning May 1, 2001 and ended December 31, 2001

(3)      Formerly named Janus Aggressive Growth Portfolio

(4)      Formerly named PIMCO Low Duration Bond Portfolio

(5)      Formerly named Scudder Variable Life Investment Fund

(6)      Formerly named Kemper Variable Series

(7)      Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                             GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                            ----------------------------------------------------------------------
                                                                                          CORE SMALL
                                                              CAPITAL GROWTH FUND       CAP EQUITY FUND       MID CAP VALUE FUND
                                                            -----------------------   --------------------   ---------------------
                                                              2002         2001 (2)    2002       2001 (2)     2002       2001 (2)
                                                            ---------      --------   -------     --------   --------     --------
Investment income:
  Dividends and capital gain distributions                  $   1,620      $    936   $    29      $     2   $ 10,542      $12,669
                                                            ---------      --------   -------      -------   --------      -------
    Total investment income                                     1,620           936        29            2     10,542       12,669
                                                            ---------      --------   -------      -------   --------      -------
Expenses:
  Mortality and expense risk                                    4,161           473        43            1      4,610          575
                                                            ---------      --------   -------      -------   --------      -------
    Total expenses                                              4,161           473        43            1      4,610          575
                                                            ---------      --------   -------      -------   --------      -------

    Net investment income (loss)                               (2,541)          463       (14)           1      5,932       12,094
                                                            ---------      --------   -------      -------   --------      -------

Realized gains (losses) on investments:
  Proceeds from sales                                           5,731         2,776     1,772           67      5,104        3,499
  Cost of investments sold                                     (8,078)       (3,107)   (2,263)         (70)    (5,587)      (3,618)
                                                            ---------      --------   -------      -------   --------      -------
    Net realized gain (loss) from investment transactions      (2,347)         (331)     (491)          (3)      (483)        (119)
                                                            ---------      --------   -------      -------   --------      -------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                            (404)           --        49           --      1,644           --
  End of period                                              (110,976)         (404)     (658)          49    (45,763)       1,644
                                                            ---------      --------   -------      -------   --------      -------
    Change in net unrealized appreciation (depreciation)
      of investments                                         (110,572)         (404)     (707)          49    (47,407)       1,644
                                                            ---------      --------   -------      -------   --------      -------

    Net increase (decrease) in net assets from operations   $(115,460)     $   (272)  $(1,212)     $    47   $(41,958)     $13,619
                                                            =========      ========   =======      =======   ========      =======

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                               JANUS ASPEN SERIES
                                                  ---------------------------------------------------------------------------
                                                         MID CAP                                             CAPITAL
                                                   GROWTH PORTFOLIO (3)       BALANCED PORTFOLIO       APPRECIATION PORTFOLIO
                                                     (SERVICE SHARES)          (SERVICE SHARES)        (INSTITUTIONAL SHARES)
                                                  -----------------------   -----------------------   -----------------------
                                                     2002       2001 (2)       2002       2001 (2)       2002         2001
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Investment income:
  Dividends and capital gain distributions        $       --   $       --   $      944   $      119   $   11,840   $   15,848
                                                  ----------   ----------   ----------   ----------   ----------   ----------
    Total investment income                               --           --          944          119       11,840       15,848
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Expenses:
  Mortality and expense risk                           1,964          315          325           37       16,226        6,382
                                                  ----------   ----------   ----------   ----------   ----------   ----------
    Total expenses                                     1,964          315          325           37       16,226        6,382
                                                  ----------   ----------   ----------   ----------   ----------   ----------
    Net investment income (loss)                      (1,964)        (315)         619           82       (4,386)       9,466
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Realized gains (losses) on investments:
  Proceeds from sales                                  4,852        1,938        5,434        1,682       35,296      118,019
  Cost of investments sold                            (8,090)      (2,517)      (5,755)      (1,739)     (52,253)    (156,301)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
    Net realized gain (loss) from investment
      transactions                                    (3,238)        (579)        (321)         (57)     (16,957)     (38,282)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net unrealized appreciation (depreciation) of
 investments:
  Beginning of period                                 (2,166)          --           53           --     (106,354)     (12,319)
  End of period                                      (62,722)      (2,166)      (2,622)          53     (406,509)    (106,354)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
    Change in net unrealized appreciation
      (depreciation) of investments                  (60,556)      (2,166)      (2,675)          53     (300,155)     (94,035)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from
      operations                                  $  (65,758)  $   (3,060)  $   (2,377)  $       78   $ (321,498)  $ (122,851)
                                                  ==========   ==========   ==========   ==========   ==========   ==========

                                                           PIMCO VARIABLE INSURANCE TRUST
                                                  -------------------------------------------------

                                                                                      LOW
                                                  FOREIGN BOND PORTFOLIO     DURATION PORTFOLIO (4)
                                                  -----------------------   -----------------------
                                                     2002         2001         2002         2001
                                                  ----------   ----------   ----------   ----------
Investment income:
  Dividends and capital gain distributions        $    6,416   $    1,005   $   11,890   $    5,769
                                                  ----------   ----------   ----------   ----------
    Total investment income                            6,416        1,005       11,890        5,769
                                                  ----------   ----------   ----------   ----------
Expenses:
  Mortality and expense risk                           1,394          194        2,546          670
                                                  ----------   ----------   ----------   ----------
    Total expenses                                     1,394          194        2,546          670
                                                  ----------   ----------   ----------   ----------
    Net investment income (loss)                       5,022          811        9,344        5,099
                                                  ----------   ----------   ----------   ----------
Realized gains (losses) on investments:
  Proceeds from sales                                  7,281        6,747       16,427       12,932
  Cost of investments sold                            (7,322)      (6,821)     (16,474)     (13,189)
                                                  ----------   ----------   ----------   ----------
    Net realized gain (loss) from investment
      transactions                                       (41)         (74)         (47)        (257)
                                                  ----------   ----------   ----------   ----------
Net unrealized appreciation (depreciation) of
 investments:
  Beginning of period                                    219           (2)        (210)          37
  End of period                                        7,365          219        7,300         (210)
                                                  ----------   ----------   ----------   ----------
    Change in net unrealized appreciation
      (depreciation) of investments                    7,146          221        7,510         (247)
                                                  ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from
      operations                                  $   12,127   $      958   $   16,807   $    4,595
                                                  ==========   ==========   ==========   ==========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                                SCUDDER VARIABLE SERIES I (5)
                                                       ---------------------------------------------------------------------------
                                                                                         GLOBAL                  GROWTH AND
                                                           BOND PORTFOLIO          DISCOVERY PORTFOLIO        INCOME PORTFOLIO
                                                       -----------------------   -----------------------   -----------------------
                                                          2002         2001         2002       2001 (2)       2002         2001
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Investment income:
  Dividends and capital gain distributions             $    9,632   $    2,082   $       --   $       --   $    7,669   $   13,483
                                                       ----------   ----------   ----------   ----------   ----------   ----------
    Total investment income                                 9,632        2,082           --           --        7,669       13,483
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Expenses:
  Mortality and expense risk                                1,654          692        1,907          222        7,649        4,204
                                                       ----------   ----------   ----------   ----------   ----------   ----------
    Total expenses                                          1,654          692        1,907          222        7,649        4,204
                                                       ----------   ----------   ----------   ----------   ----------   ----------
    Net investment income (loss)                            7,978        1,390       (1,907)        (222)          20        9,279
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Realized gains (losses) on investments:
  Proceeds from sales                                      10,340       23,411        2,182        1,238       25,726      101,194
  Cost of investments sold                                (10,645)     (23,715)      (3,033)      (1,455)     (37,025)    (116,397)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
    Net realized gain (loss) from investment
      transactions                                           (305)        (304)        (851)        (217)     (11,299)     (15,203)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of period                                       2,248          274        1,304           --      (36,391)      (2,388)
  End of period                                             7,876        2,248      (38,463)       1,304     (257,504)     (36,391)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
    Change in net unrealized appreciation
      (depreciation) of investments                         5,628        1,974      (39,767)       1,304     (221,113)     (34,003)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from
      operations                                       $   13,301   $    3,060   $  (42,525)  $      865   $ (232,392)  $  (39,927)
                                                       ==========   ==========   ==========   ==========   ==========   ==========

                                                                 SCUDDER VARIABLE SERIES I (5)
                                                       -------------------------------------------------
                                                                                         MONEY
                                                       INTERNATIONAL PORTFOLIO      MARKET PORTFOLIO
                                                       -----------------------   -----------------------
                                                          2002        2001         2002         2001
                                                       ----------   ----------   ----------   ----------
Investment income:
  Dividends and capital gain distributions             $    4,724   $   11,504   $      358   $      524
                                                       ----------   ----------   ----------   ----------
    Total investment income                                 4,724       11,504          358          524
                                                       ----------   ----------   ----------   ----------
Expenses:
  Mortality and expense risk                                6,041        1,242          220          105
                                                       ----------   ----------   ----------   ----------
    Total expenses                                          6,041        1,242          220          105
                                                       ----------   ----------   ----------   ----------
    Net investment income (loss)                           (1,317)      10,262          138          419
                                                       ----------   ----------   ----------   ----------
Realized gains (losses) on investments:
  Proceeds from sales                                       6,547       13,698       12,889       33,082
  Cost of investments sold                                (13,139)     (21,733)     (12,889)     (33,082)
                                                       ----------   ----------   ----------   ----------
    Net realized gain (loss) from investment
      transactions                                         (6,592)      (8,035)          --           --
                                                       ----------   ----------   ----------   ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of period                                     (43,234)          13           --           --
  End of period                                          (174,201)     (43,234)          --           --
                                                       ----------   ----------   ----------   ----------
    Change in net unrealized appreciation
      (depreciation) of investments                      (130,967)     (43,247)          --           --
                                                       ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from
      operations                                       $ (138,876)  $  (41,020)  $      138   $      419
                                                       ==========   ==========   ==========   ==========


(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)




   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                      SCUDDER VARIABLE SERIES II (6)
                                                            -------------------------------------------------
                                                                  GOVERNMENT                   HIGH
                                                             SECURITIES PORTFOLIO      INCOME PORTFOLIO (7)
                                                            -----------------------   -----------------------
                                                               2002         2001         2002         2001
                                                            ----------   ----------   ----------   ----------
Investment income:
  Dividends and capital gain distributions                  $   10,652   $    2,314   $    8,755   $      252
                                                            ----------   ----------   ----------   ----------
    Total investment income                                     10,652        2,314        8,755          252
                                                            ----------   ----------   ----------   ----------
Expenses:
  Mortality and expense risk                                     3,428          996        1,254          149
                                                            ----------   ----------   ----------   ----------
    Total expenses                                               3,428          996        1,254          149
                                                            ----------   ----------   ----------   ----------
    Net investment income (loss)                                 7,224        1,318        7,501          103
                                                            ----------   ----------   ----------   ----------
Realized gains (losses) on investments:
  Proceeds from sales                                           22,222       51,869        8,510        4,031
  Cost of investments sold                                     (22,252)     (52,255)      (9,890)      (4,322)
                                                            ----------   ----------   ----------   ----------
    Net realized gain (loss) from investment transactions          (30)        (386)      (1,380)        (291)
                                                            ----------   ----------   ----------   ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                            5,879          330          324           (3)
  End of period                                                 24,539        5,879       (4,708)         324
                                                            ----------   ----------   ----------   ----------
    Change in net unrealized appreciation (depreciation)
      of investments                                            18,660        5,549       (5,032)         327
                                                            ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from operations   $   25,854   $    6,481   $    1,089   $      139
                                                            ==========   ==========   ==========   ==========

                                                                       SCUDDER VARIABLE SERIES II (6)
                                                            -------------------------------------------------
                                                                  SMALL CAP              DREMAN HIGH RETURN
                                                               GROWTH PORTFOLIO           EQUITY PORTFOLIO
                                                            -----------------------   -----------------------
                                                               2002         2001         2002         2001
                                                            ----------   ----------   ----------   ----------
Investment income:
  Dividends and capital gain distributions                  $       --   $    4,223   $   17,156   $    3,047
                                                            ----------   ----------   ----------   ----------
    Total investment income                                         --        4,223       17,156        3,047
                                                            ----------   ----------   ----------   ----------
Expenses:
  Mortality and expense risk                                       770          426       15,490        4,335
                                                            ----------   ----------   ----------   ----------
    Total expenses                                                 770          426       15,490        4,335
                                                            ----------   ----------   ----------   ----------
    Net investment income (loss)                                  (770)       3,797        1,666       (1,288)
                                                            ----------   ----------   ----------   ----------
Realized gains (losses) on investments:
  Proceeds from sales                                            7,593       12,390       51,722       80,612
  Cost of investments sold                                     (16,179)     (20,720)     (67,431)     (83,247)
                                                            ----------   ----------   ----------   ----------
    Net realized gain (loss) from investment transactions       (8,586)      (8,330)     (15,709)      (2,635)
                                                            ----------   ----------   ----------   ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                           (5,218)      (1,147)      14,045        7,249
  End of period                                                (31,819)      (5,218)    (333,396)      14,045
                                                            ----------   ----------   ----------   ----------
    Change in net unrealized appreciation (depreciation)
      of investments                                           (26,601)      (4,071)    (347,441)       6,796
                                                            ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets from operations   $  (35,957)  $   (8,604)  $ (361,484)  $    2,873
                                                            ==========   ==========   ==========   ==========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)


   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001




                                                                                   WM VARIABLE TRUST
                                                            ----------------------------------------------------------------
                                                            EQUITY INCOME FUND    MID CAP STOCK FUND    SMALL CAP STOCK FUND
                                                            -------------------   -------------------   --------------------
                                                              2002     2001 (2)     2002     2001 (2)     2002      2001 (2)
                                                            --------   --------   --------   --------   --------    --------
Investment income:
  Dividends and capital gain distributions                  $    454   $     --   $  4,084   $      4   $  9,485    $  1,326
                                                            --------   --------   --------   --------   --------    --------
    Total investment income                                      454         --      4,084          4      9,485       1,326
                                                            --------   --------   --------   --------   --------    --------
Expenses:
  Mortality and expense risk                                     198         14      1,454        177      1,099         153
                                                            --------   --------   --------   --------   --------    --------
    Total expenses                                               198         14      1,454        177      1,099         153
                                                            --------   --------   --------   --------   --------    --------
    Net investment income (loss)                                 256        (14)     2,630       (173)     8,386       1,173
                                                            --------   --------   --------   --------   --------    --------
Realized gains (losses) on investments:
  Proceeds from sales                                          2,995        449      3,610        861      3,113         960
  Cost of investments sold                                    (3,373)      (456)    (3,862)      (879)    (6,297)     (1,395)
                                                            --------   --------   --------   --------   --------    --------
    Net realized gain (loss) from investment transactions       (378)        (7)      (252)       (18)    (3,184)       (435)
                                                            --------   --------   --------   --------   --------    --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                            332         --      4,427         --      5,436          --
  End of period                                               (2,414)       332    (15,660)     4,427    (60,466)      5,436
                                                            --------   --------   --------   --------   --------    --------
    Change in net unrealized appreciation (depreciation)
      of investments                                          (2,746)       332    (20,087)     4,427    (65,902)      5,436
                                                            --------   --------   --------   --------   --------    --------
    Net increase (decrease) in net assets from operations   $ (2,868)  $    311   $(17,709)  $  4,236   $(60,700)   $  6,174
                                                            ========   ========   ========   ========   ========    ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)



   The accompanying notes are an integral part of these financial statements.
                                       14

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                              WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                            -------------------------------------------------------------
                                                                                    CONSERVATIVE         CONSERVATIVE
                                                             BALANCED PORTFOLIO  BALANCED PORTFOLIO    GROWTH PORTFOLIO
                                                            -------------------  -------------------  -------------------
                                                            2002(8)      2001    2002 (8)     2001    2002 (8)     2001
                                                            --------   --------  --------   --------  --------   --------
Investment income:
  Dividends and capital gain distributions                  $     --   $     --  $     --   $     --  $     --   $     --
                                                            --------   --------  --------   --------  --------   --------
    Total investment income                                       --         --        --         --        --         --
                                                            --------   --------  --------   --------  --------   --------
Expenses:
  Mortality and expense risk                                     100         --         2         --        35         --
                                                            --------   --------  --------   --------  --------   --------
    Total expenses                                               100         --         2         --        35         --
                                                            --------   --------  --------   --------  --------   --------
    Net investment income (loss)                                (100)        --        (2)        --       (35)        --
                                                            --------   --------  --------   --------  --------   --------
Realized gains (losses) on investments:
  Proceeds from sales                                          2,498         --       540         --       650         --
  Cost of investments sold                                    (2,540)        --      (547)        --      (676)        --
                                                            --------   --------  --------   --------  --------   --------
    Net realized gain (loss) from investment transactions        (42)        --        (7)        --       (26)        --
                                                            --------   --------  --------   --------  --------   --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                             --         --        --         --        --         --
  End of period                                                 (299)        --       (10)        --       (12)        --
                                                            --------   --------  --------   --------  --------   --------
    Change in net unrealized appreciation (depreciation)
      of investments                                            (299)        --       (10)        --       (12)        --
                                                            --------   --------  --------   --------  --------   --------
    Net increase (decrease) in net assets from operations   $   (441)  $     --  $    (19)  $     --  $    (73)  $     --
                                                            ========   ========  ========   ========  ========   ========

                                                            WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                            ---------------------------------------------------------
                                                                 FLEXIBLE                             STRATEGIC
                                                             INCOME PORTFOLIO                      GROWTH PORTFOLIO
                                                            -------------------                   -------------------
                                                            2002 (8)     2001                     2002 (8)     2001
                                                            --------   --------                   --------   --------
Investment income:
  Dividends and capital gain distributions                  $     --   $     --                   $     --   $     --
                                                            --------   --------                   --------   --------
    Total investment income                                       --         --                         --         --
                                                            --------   --------                   --------   --------
Expenses:
  Mortality and expense risk                                      12         --                         70         --
                                                            --------   --------                   --------   --------
    Total expenses                                                12         --                         70         --
                                                            --------   --------                   --------   --------
    Net investment income (loss)                                 (12)        --                        (70)        --
                                                            --------   --------                   --------   --------
Realized gains (losses) on investments:
  Proceeds from sales                                            307         --                        837         --
  Cost of investments sold                                      (308)        --                       (869)        --
                                                            --------   --------                   --------   --------
    Net realized gain (loss) from investment transactions         (1)        --                        (32)        --
                                                            --------   --------                   --------   --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                             --         --                         --         --
  End of period                                                  134         --                        (40)        --
                                                            --------   --------                   --------   --------
    Change in net unrealized appreciation (depreciation)
      of investments                                             134         --                        (40)        --
                                                            --------   --------                   --------   --------
    Net increase (decrease) in net assets from operations   $    121   $     --                   $   (142)  $     --
                                                            ========   ========                   ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                   CALVERT
                                                            VARIABLE SERIES, INC.       DREYFUS VARIABLE INVESTMENT FUND
                                                            ---------------------  -------------------------------------------
                                                              SOCIAL SMALL CAP          DEVELOPING              QUALITY
                                                              GROWTH PORTFOLIO     LEADERS PORTFOLIO (1)     BOND PORTFOLIO
                                                             -------------------   ---------------------   -------------------
                                                               2002     2001 (2)      2002      2001 (2)     2002     2001 (2)
                                                             --------   --------   ----------   --------   --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                             $    237   $     47   $   (2,253)  $  7,319   $  5,411   $  1,508
    Net realized gain (loss) from investment transactions        (848)       (11)        (696)      (182)      (440)        (8)
    Change in net unrealized appreciation (depreciation) of
      investments                                              (1,100)       361      (57,156)    (1,376)     4,608     (1,449)
                                                             --------   --------   ----------   --------   --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                               (1,711)       397      (60,105)     5,761      9,579         51
                                                             --------   --------   ----------   --------   --------   --------
  From contract transactions:
    Payments received from contract owners                      7,924        714      378,258     61,966    172,864     32,772
    Transfers for contract benefits and terminations               93         --       (7,852)       (88)   (10,084)       (50)
    Contract maintenance charges                               (2,805)      (357)    (137,967)   (21,993)   (67,323)   (12,585)
    Transfers between subaccounts (including fixed
      account), net                                             1,193      2,395      101,798     76,872     28,965     50,464
                                                             --------   --------   ----------   --------   --------   --------
    Net increase in net assets from contract transactions       6,405      2,752      334,237    116,757    124,422     70,601
                                                             --------   --------   ----------   --------   --------   --------
    Total increase in net assets                                4,694      3,149      274,132    122,518    134,001     70,652
Net assets at beginning of period                               3,149         --      122,518         --     70,652         --
                                                             --------   --------   ----------   --------   --------   --------
Net assets at end of period                                  $  7,843   $  3,149   $  396,650   $122,518   $204,653   $ 70,652
                                                             ========   ========   ==========   ========   ========   ========

Analysis of increase (decrease) in units outstanding:
  Units sold                                                      975        304       38,721     12,746     13,398      6,987
  Units redeemed                                                 (321)       (12)        (232)      (120)    (1,528)       (84)
                                                             --------   --------   ----------   --------   --------   --------
    Increase (decrease) in units outstanding                      654        292       38,489     12,626     11,870      6,903
Beginning units                                                   292         --       12,626         --      6,903         --
                                                             --------   --------   ----------   --------   --------   --------
Ending units                                                      946        292       51,115     12,626     18,773      6,903
                                                             ========   ========   ==========   ========   ========   ========

                                                                     DREYFUS
                                                              SOCIALLY RESPONSIBLE
                                                                GROWTH FUND, INC.
                                                              --------------------
                                                              SOCIALLY RESPONSIBLE
                                                                  GROWTH FUND
                                                              --------------------
                                                                2002     2001 (2)
                                                              --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                              $    (65)  $    (13)
    Net realized gain (loss) from investment transactions         (564)       (26)
    Change in net unrealized appreciation (depreciation) of
      investments                                               (1,841)       120
                                                              --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                (2,470)        81
                                                              --------   --------
  From contract transactions:
    Payments received from contract owners                       6,996        977
    Transfers for contract benefits and terminations              (214)        (8)
    Contract maintenance charges                                (2,511)      (363)
    Transfers between subaccounts (including fixed
      account), net                                              4,171      3,798
                                                              --------   --------
    Net increase in net assets from contract transactions        8,442      4,404
                                                              --------   --------
    Total increase in net assets                                 5,972      4,485
Net assets at beginning of period                                4,485         --
                                                              --------   --------
Net assets at end of period                                   $ 10,457   $  4,485
                                                              ========   ========

Analysis of increase (decrease) in units outstanding:
  Units sold                                                     1,574        559
  Units redeemed                                                  (345)       (29)
                                                              --------   --------
    Increase (decrease) in units outstanding                     1,229        530
Beginning units                                                    530         --
                                                              --------   --------
Ending units                                                     1,759        530
                                                              ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                         FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                             -------------------------------------------------------------------
                                                               GROWTH PORTFOLIO       INDEX 500 PORTFOLIO     MID CAP PORTFOLIO
                                                             ---------------------   ---------------------   -------------------
                                                                2002      2001 (2)      2002      2001 (2)     2002     2001 (2)
                                                             ----------   --------   ----------   --------   --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                             $   (4,702)  $   (616)  $   (1,249)  $   (494)  $   (826)  $   (161)
    Net realized gain (loss) from investment transactions        (2,557)      (509)      (2,154)      (288)      (261)       (24)
    Change in net unrealized appreciation (depreciation) of
      investments                                              (184,211)     3,163     (108,693)     2,042    (18,789)     2,969
                                                             ----------   --------   ----------   --------   --------   --------
    Net increase (decrease) in net assets resulting from
      operation                                                (191,470)     2,038     (112,096)     1,260    (19,876)     2,784
                                                             ----------   --------   ----------   --------   --------   --------
  From contract transactions:
    Payments received from contract owners                      912,348    141,664      721,568    112,669    234,956     36,229
    Transfers for contract benefits and terminations            (20,150)      (196)     (16,621)      (158)    (4,337)       (46)
    Contract maintenance charges                               (326,748)   (50,211)    (261,468)   (40,465)   (82,946)   (12,664)
    Transfers between subaccounts (including fixed
      account), net                                             294,479    166,729      218,243    136,918     76,641     39,327
                                                             ----------   --------   ----------   --------   --------   --------
    Net increase in net assets from contract transactions       859,929    257,986      661,722    208,964    224,314     62,846
                                                             ----------   --------   ----------   --------   --------   --------
    Total increase in net assets                                668,459    260,024      549,626    210,224    204,438     65,630
Net assets at beginning of period                               260,024         --      210,224         --     65,630         --
                                                             ----------   --------   ----------   --------   --------   --------
Net assets at end of period                                  $  928,483   $260,024   $  759,850   $210,224   $270,068   $ 65,630
                                                             ==========   ========   ==========   ========   ========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                    122,931     29,644       85,175     23,065     23,007      6,400
  Units redeemed                                                   (664)      (265)        (753)      (218)      (160)       (68)
                                                             ----------   --------   ----------   --------   --------   --------
    Increase (decrease) in units outstanding                    122,267     29,379       84,422     22,847     22,847      6,332
Beginning units                                                  29,379         --       22,847         --      6,332         --
                                                             ----------   --------   ----------   --------   --------   --------
Ending units                                                    151,646     29,379      107,269     22,847     29,179      6,332
                                                             ==========   ========   ==========   ========   ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                                  --------------------------------------------------------------
                                                                                           GLOBAL ASSET       DEVELOPING MARKETS
                                                                    SMALL CAP FUND        ALLOCATION FUND       SECURITIES FUND
                                                                  -------------------   -------------------   -------------------
                                                                    2002     2001 (2)     2002     2001 (2)     2002       2001
                                                                  --------   --------   --------   --------   --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $   (828)  $   (132)  $     35   $     (1)  $    130   $    (14)
    Net realized gain (loss) from investment transactions             (458)      (145)      (150)        (1)      (548)    (1,169)
    Change in net unrealized appreciation (depreciation) of
      investments                                                  (34,241)     3,869       (231)        29       (164)       136
                                                                  --------   --------   --------   --------   --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                   (35,527)     3,592       (346)        27       (582)    (1,047)
                                                                  --------   --------   --------   --------   --------   --------
  From contract transactions:
    Payments received from contract owners                         196,622     32,403      8,624        646     16,939      8,625
    Transfers for contract benefits and terminations                (3,762)       (45)      (117)        --     (4,398)       (60)
    Contract maintenance charges                                   (70,670)   (11,621)    (3,338)      (168)    (6,234)    (3,652)
    Transfers between subaccounts (including fixed account), net    58,010     37,493      2,765        930        742      7,171
                                                                  --------   --------   --------   --------   --------   --------
    Net increase in net assets from contract transactions          180,200     58,230      7,934      1,408      7,049     12,084
                                                                  --------   --------   --------   --------   --------   --------
    Total increase in net assets                                   144,673     61,822      7,588      1,435      6,467     11,037
Net assets at beginning of period                                   61,822         --      1,435         --     12,858      1,821
                                                                  --------   --------   --------   --------   --------   --------
Net assets at end of period                                       $206,495   $ 61,822   $  9,023   $  1,435   $ 19,325   $ 12,858
                                                                  ========   ========   ========   ========   ========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                        24,583      6,627      1,079        162      2,201      3,291
  Units redeemed                                                      (125)       (63)      (202)        (6)    (1,148)    (1,381)
                                                                  --------   --------   --------   --------   --------   --------
    Increase (decrease) in units outstanding                        24,458      6,564        877        156      1,053      1,910
Beginning units                                                      6,564         --        156         --      2,029        119
                                                                  --------   --------   --------   --------   --------   --------
Ending units                                                        31,022      6,564      1,033        156      3,082      2,029
                                                                  ========   ========   ========   ========   ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                                GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                                  -----------------------------------------------------------------
                                                                         CAPITAL              CORE SMALL
                                                                       GROWTH FUND          CAP EQUITY FUND      MID CAP VALUE FUND
                                                                  ---------------------   -------------------   -------------------
                                                                     2002      2001 (2)     2002     2001 (2)     2002     2001 (2)
                                                                  ----------   --------   --------   --------   --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $   (2,541)  $    463   $    (14)  $      1   $  5,932   $ 12,094
    Net realized gain (loss) from investment transactions             (2,347)      (331)      (491)        (3)      (483)      (119)
    Change in net unrealized appreciation (depreciation) of
      investments                                                   (110,572)      (404)      (707)        49    (47,407)     1,644
                                                                  ----------   --------   --------   --------   --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                    (115,460)      (272)    (1,212)        47    (41,958)    13,619
                                                                  ----------   --------   --------   --------   --------   --------
  From contract transactions:
    Payments received from contract owners                           744,559    106,308     10,570        544    691,327    123,839
    Transfers for contract benefits and terminations                 (16,001)      (155)        62         --    (16,053)      (181)
    Contract maintenance charges                                    (269,635)   (37,999)    (3,102)      (161)  (266,681)   (44,234)
    Transfers between subaccounts (including fixed account), net     244,752    129,523      2,884        235    163,795    150,579
                                                                  ----------   --------   --------   --------   --------   --------

    Net increase in net assets from contract transactions            703,675    197,677     10,414        618    572,388    230,003
                                                                  ----------   --------   --------   --------   --------   --------
    Total increase in net assets                                     588,215    197,405      9,202        665    530,430    243,622
Net assets at beginning of period                                    197,405         --        665         --    243,622         --
                                                                  ----------   --------   --------   --------   --------   --------
Net assets at end of period                                       $  785,620   $197,405   $  9,867   $    665   $774,052   $243,622
                                                                  ==========   ========   ========   ========   ========   ========

Analysis of increase (decrease) in units outstanding:
  Units sold                                                          95,439     22,197      1,276         72     54,319     23,104
  Units redeemed                                                        (739)      (209)      (201)        (7)      (388)      (288)
                                                                  ----------   --------   --------   --------   --------   --------
    Increase (decrease) in units outstanding                          94,700     21,988      1,075         65     53,931     22,816
Beginning units                                                       21,988         --         65         --     22,816         --
                                                                  ----------   --------   --------   --------   --------   --------
Ending units                                                         116,688     21,988      1,140         65     76,747     22,816
                                                                  ==========   ========   ========   ========   ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                                       JANUS ASPEN SERIES
                                                             ---------------------------------------------------------------------
                                                                   MID CAP                                         CAPITAL
                                                             GROWTH PORTFOLIO (3)    BALANCED PORTFOLIO     APPRECIATION PORTFOLIO
                                                               (SERVICE SHARES)        (SERVICE SHARES)     (INSTITUTIONAL SHARES)
                                                             ---------------------   -------------------   -----------------------
                                                                2002      2001 (2)     2002     2001 (2)      2002         2001
                                                             ----------   --------   --------   --------   ----------   ----------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                             $   (1,964)  $   (315)  $    619   $     82   $   (4,386)  $    9,466
    Net realized gain (loss) from investment transactions        (3,238)      (579)      (321)       (57)     (16,957)     (38,282)
    Change in net unrealized appreciation (depreciation) of
      investments                                               (60,556)    (2,166)    (2,675)        53     (300,155)     (94,035)
                                                             ----------   --------   --------   --------   ----------   ----------
    Net increase (decrease) in net assets resulting from
      operations                                                (65,758)    (3,060)    (2,377)        78     (321,498)    (122,851)
                                                             ----------   --------   --------   --------   ----------   ----------
  From contract transactions:
    Payments received from contract owners                      311,907     72,158     50,924      5,742    1,967,772    1,251,366
    Transfers for contract benefits and terminations             (7,272)       (90)    (2,361)        (6)     (80,098)     (14,952)
    Contract maintenance charges                               (112,219)   (25,861)   (17,479)    (2,975)    (778,982)    (463,184)
    Transfers between subaccounts (including fixed
      account), net                                              27,000     92,559     19,221     11,116      172,929      447,321
                                                             ----------   --------   --------   --------   ----------   ----------
    Net increase in net assets from contract transactions       219,416    138,766     50,305     13,877    1,281,621    1,220,551
                                                             ----------   --------   --------   --------   ----------   ----------
    Total increase in net assets                                153,658    135,706     47,928     13,955      960,123    1,097,700
Net assets at beginning of period                               135,706         --     13,955         --    1,311,201      213,501
                                                             ----------   --------   --------   --------   ----------   ----------
Net assets at end of period                                  $  289,364   $135,706   $ 61,883   $ 13,955   $2,271,324   $1,311,201
                                                             ==========   ========   ========   ========   ==========   ==========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                     35,660     17,716      6,043      1,611      269,661      227,543
  Units redeemed                                                   (672)      (162)      (578)      (171)      (5,719)      (9,441)
                                                             ----------   --------   --------   --------   ----------   ----------
    Increase (decrease) in units outstanding                     34,988     17,554      5,465      1,440      263,942      218,102
Beginning units                                                  17,554         --      1,440         --      246,062       27,960
                                                             ----------   --------   --------   --------   ----------   ----------
Ending units                                                     52,542     17,554      6,905      1,440      510,004      246,062
                                                             ==========   ========   ========   ========   ==========   ==========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                         PIMCO VARIABLE INSURANCE TRUST
                                                                  --------------------------------------------
                                                                        FOREIGN                  LOW
                                                                    BOND PORTFOLIO      DURATION PORTFOLIO (4)
                                                                  -------------------   ----------------------
                                                                    2002       2001        2002        2001
                                                                  --------   --------   ----------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $  5,022   $    811   $    9,344   $  5,099
    Net realized gain (loss) from investment transactions              (41)       (74)         (47)      (257)
    Change in net unrealized appreciation (depreciation) of
      investments                                                    7,146        221        7,510       (247)
                                                                  --------   --------   ----------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                    12,127        958       16,807      4,595
                                                                  --------   --------   ----------   --------
  From contract transactions:
    Payments received from contract owners                         204,535     37,632      317,705    123,467
    Transfers for contract benefits and terminations                (7,937)      (197)     (15,596)    (1,137)
    Contract maintenance charges                                   (78,058)   (13,571)    (130,608)   (45,802)
    Transfers between subaccounts (including fixed account), net    53,525     41,266       65,392     66,753
                                                                  --------   --------   ----------   --------
    Net increase in net assets from contract transactions          172,065     65,130      236,893    143,281
                                                                  --------   --------   ----------   --------
    Total increase in net assets                                   184,192     66,088      253,700    147,876
Net assets at beginning of period                                   67,588      1,500      160,295     12,419
                                                                  --------   --------   ----------   --------
Net assets at end of period                                       $251,780   $ 67,588   $  413,995   $160,295
                                                                  ========   ========   ==========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                        15,445      6,328       21,757     13,635
  Units redeemed                                                      (613)      (381)      (1,368)      (307)
                                                                  --------   --------   ----------   --------
    Increase (decrease) in units outstanding                        14,832      5,947       20,389     13,328
Beginning units                                                      5,994         47       14,216        888
                                                                  --------   --------   ----------   --------
Ending units                                                        20,826      5,994       34,605     14,216
                                                                  ========   ========   ==========   ========

                                                                         SCUDDER VARIABLE SERIES I (5)
                                                                  -------------------------------------------
                                                                                               GLOBAL
                                                                     BOND PORTFOLIO      DISCOVERY PORTFOLIO
                                                                  -------------------   ---------------------
                                                                    2002       2001        2002      2001 (2)
                                                                  --------   --------   ----------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $  7,978   $  1,390   $   (1,907)  $   (222)
    Net realized gain (loss) from investment transactions             (305)      (304)        (851)      (217)
    Change in net unrealized appreciation (depreciation) of
      investments                                                    5,628      1,974      (39,767)     1,304
                                                                  --------   --------   ----------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                    13,301      3,060      (42,525)       865
                                                                  --------   --------   ----------   --------
  From contract transactions:
    Payments received from contract owners                         171,706    116,455      339,098     50,333
    Transfers for contract benefits and terminations                (6,063)    (1,306)      (6,872)       (74)
    Contract maintenance charges                                   (73,938)   (41,477)    (123,765)   (17,742)
    Transfers between subaccounts (including fixed account), net    36,600     28,131      116,718     59,647
                                                                  --------   --------   ----------   --------
    Net increase in net assets from contract transactions          128,305    101,803      325,179     92,164
                                                                  --------   --------   ----------   --------
    Total increase in net assets                                   141,606    104,863      282,654     93,029
Net assets at beginning of period                                  120,389     15,526       93,029         --
                                                                  --------   --------   ----------   --------
Net assets at end of period                                       $261,995   $120,389   $  375,683   $ 93,029
                                                                  ========   ========   ==========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                        11,905     10,849       45,208     11,094
  Units redeemed                                                      (859)    (1,384)        (283)      (100)
                                                                  --------   --------   ----------   --------
    Increase (decrease) in units outstanding                        11,046      9,465       44,925     10,994
Beginning units                                                     10,624      1,159       10,994         --
                                                                  --------   --------   ----------   --------
Ending units                                                        21,670     10,624       55,919     10,994
                                                                  ========   ========   ==========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                             SCUDDER VARIABLE SERIES I, CONTINUED (5)
                                                             ---------------------------------------------------------------------
                                                                   GROWTH AND                                        MONEY
                                                                INCOME PORTFOLIO      INTERNATIONAL PORTFOLIO   MARKET PORTFOLIO
                                                             -----------------------  -----------------------  -------------------
                                                                2002         2001         2002        2001       2002       2001
                                                             ----------   ----------   ----------   --------   --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                             $       20   $    9,279   $   (1,317)  $ 10,262   $    138   $    419
    Net realized gain (loss) from investment transactions       (11,299)     (15,203)      (6,592)    (8,035)        --         --
    Change in net unrealized appreciation (depreciation) of
      investments                                              (221,113)     (34,003)    (130,967)   (43,247)        --         --
                                                             ----------   ----------   ----------   --------   --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                               (232,392)     (39,927)    (138,876)   (41,020)       138        419
                                                             ----------   ----------   ----------   --------   --------   --------
  From contract transactions:
    Payments received from contract owners                      769,675      772,543      941,614    268,501     43,231      6,480
    Transfers for contract benefits and terminations            (44,252)     (13,188)     (24,870)    (1,905)      (719)      (178)
    Contract maintenance charges                               (312,093)    (293,490)    (349,643)   (96,306)   (15,122)    (3,795)
    Transfers between subaccounts (including fixed
      account), net                                             (12,175)     177,736      198,967    199,134      5,165      8,758
                                                             ----------   ----------   ----------   --------   --------   --------
    Net increase in net assets from contract transactions       401,155      643,601      766,068    369,424     32,555     11,265
                                                             ----------   ----------   ----------   --------   --------   --------
    Total increase in net assets                                168,763      603,674      627,192    328,404     32,693     11,684
Net assets at beginning of period                               761,946      158,272      355,652     27,248     13,596      1,912
                                                             ----------   ----------   ----------   --------   --------   --------
Net assets at end of period                                  $  930,709   $  761,946   $  982,844   $355,652   $ 46,289   $ 13,596
                                                             ==========   ==========   ==========   ========   ========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                     58,959       83,187      159,993     63,739      4,217      4,080
  Units redeemed                                                 (3,510)      (5,853)      (1,281)    (1,034)    (1,193)    (2,900)
                                                             ----------   ----------   ----------   --------   --------   --------
    Increase (decrease) in units outstanding                     55,449       77,334      158,712     62,705      3,024      1,180
Beginning units                                                  91,915       14,581       65,699      2,994      1,268         88
                                                             ----------   ----------   ----------   --------   --------   --------
Ending units                                                    147,364       91,915      224,411     65,699      4,292      1,268
                                                             ==========   ==========   ==========   ========   ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                            SCUDDER VARIABLE SERIES II (6)
                                                                  -------------------------------------------------
                                                                        GOVERNMENT
                                                                   SECURITIES PORTFOLIO    HIGH INCOME PORTFOLIO(7)
                                                                  -----------------------  ------------------------
                                                                     2002         2001         2002         2001
                                                                  ----------   ----------   ----------   ----------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $    7,224   $    1,318   $    7,501   $      103
    Net realized gain (loss) from investment transactions                (30)        (386)      (1,380)        (291)
    Change in net unrealized appreciation (depreciation) of
      investments                                                     18,660        5,549       (5,032)         327
                                                                  ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets resulting from
      operations                                                      25,854        6,481        1,089          139
                                                                  ----------   ----------   ----------   ----------
  From contract transactions:
    Payments received from contract owners                           394,526      180,628      197,883       32,702
    Transfers for contract benefits and terminations                 (20,178)      (1,901)      (7,507)        (163)
    Contract maintenance charges                                    (166,559)     (66,148)     (75,594)     (13,042)
    Transfers between subaccounts (including fixed account), net      88,520       91,049       58,857       39,560
                                                                  ----------   ----------   ----------   ----------
    Net increase in net assets from contract transactions            296,309      203,628      173,639       59,057
                                                                  ----------   ----------   ----------   ----------
    Total increase in net assets                                     322,163      210,109      174,728       59,196
Net assets at beginning of period                                    228,643       18,534       60,631        1,435
                                                                  ----------   ----------   ----------   ----------
Net assets at end of period                                       $  550,806   $  228,643   $  235,359   $   60,631
                                                                  ==========   ==========   ==========   ==========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                          26,435       18,700       20,073        6,576
  Units redeemed                                                      (1,742)        (377)        (944)         (92)
                                                                  ----------   ----------   ----------   ----------
    Increase (decrease) in units outstanding                          24,693       18,323       19,129        6,484
Beginning units                                                       19,761        1,438        6,532           48
                                                                  ----------   ----------   ----------   ----------
Ending units                                                          44,454       19,761       25,661        6,532
                                                                  ==========   ==========   ==========   ==========

                                                                            SCUDDER VARIABLE SERIES II (6)
                                                                  -------------------------------------------------
                                                                         SMALL CAP             DREMAN HIGH RETURN
                                                                      GROWTH PORTFOLIO          EQUITY PORTFOLIO
                                                                  -----------------------   -----------------------
                                                                     2002         2001         2002         2001
                                                                  ----------   ----------   ----------   ----------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $     (770)  $    3,797   $    1,666   $   (1,288)
    Net realized gain (loss) from investment transactions             (8,586)      (8,330)     (15,709)      (2,635)
    Change in net unrealized appreciation (depreciation) of
      investments                                                    (26,601)      (4,071)    (347,441)       6,796
                                                                  ----------   ----------   ----------   ----------
    Net increase (decrease) in net assets resulting from
      operations                                                     (35,957)      (8,604)    (361,484)       2,873
                                                                  ----------   ----------   ----------   ----------
  From contract transactions:
    Payments received from contract owners                            87,107       89,349    2,215,888      811,682
    Transfers for contract benefits and terminations                  (6,585)        (764)     (69,893)     (10,554)
    Contract maintenance charges                                     (33,176)     (33,109)    (834,761)    (309,963)
    Transfers between subaccounts (including fixed account), net         812       24,062      468,429      438,060
                                                                  ----------   ----------   ----------   ----------
    Net increase in net assets from contract transactions             48,158       79,538    1,779,663      929,225
                                                                  ----------   ----------   ----------   ----------
    Total increase in net assets                                      12,201       70,934    1,418,179      932,098
Net assets at beginning of period                                     85,110       14,176    1,049,639      117,541
                                                                  ----------   ----------   ----------   ----------
Net assets at end of period                                       $   97,311   $   85,110   $2,467,818   $1,049,639
                                                                  ==========   ==========   ==========   ==========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                          16,036       18,373      150,175       71,019
  Units redeemed                                                      (2,400)      (1,846)      (4,490)      (1,921)
                                                                  ----------   ----------   ----------   ----------
    Increase (decrease) in units outstanding                          13,636       16,527      145,685       69,098
Beginning units                                                       18,580        2,053       76,910        7,812
                                                                  ----------   ----------   ----------   ----------
Ending units                                                          32,216       18,580      222,595       76,910
                                                                  ==========   ==========   ==========   ==========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                                            WM VARIABLE TRUST
                                                                  ---------------------------------------------------------------
                                                                         EQUITY               MID CAP             SMALL CAP
                                                                      INCOME FUND            STOCK FUND           STOCK FUND
                                                                  -------------------   -------------------   -------------------
                                                                    2002     2001 (2)     2002     2001 (2)     2002     2001 (2)
                                                                  --------   --------   --------   --------   --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $    256   $    (14)  $  2,630   $   (173)  $  8,386   $  1,173
    Net realized gain (loss) from investment transactions             (378)        (7)      (252)       (18)    (3,184)      (435)
    Change in net unrealized appreciation (depreciation) of
      investments                                                   (2,746)       332    (20,087)     4,427    (65,902)     5,436
                                                                  --------   --------   --------   --------   --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                    (2,868)       311    (17,709)     4,236    (60,700)     6,174
                                                                  --------   --------   --------   --------   --------   --------
  From contract transactions:
    Payments received from contract owners                          37,171      2,936    235,510     35,494    204,152     33,407
    Transfers for contract benefits and terminations                  (593)        (6)    (4,472)       (44)    (3,112)       (61)
    Contract maintenance charges                                   (14,452)    (1,296)   (87,891)   (12,629)   (70,989)   (11,958)
    Transfers between subaccounts (including fixed account), net    10,066      7,327     53,591     49,171     61,832     42,499
                                                                  --------   --------   --------   --------   --------   --------
    Net increase in net assets from contract transactions           32,192      8,961    196,738     71,992    191,883     63,887
                                                                  --------   --------   --------   --------   --------   --------
    Total increase in net assets                                    29,324      9,272    179,029     76,228    131,183     70,061
Net assets at beginning of period                                    9,272         --     76,228         --     70,061         --
                                                                  --------   --------   --------   --------   --------   --------
Net assets at end of period                                       $ 38,596   $  9,272   $255,257   $ 76,228   $201,244   $ 70,061
                                                                  ========   ========   ========   ========   ========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                         3,746        945     20,344      7,263     33,072      7,337
  Units redeemed                                                      (309)       (43)      (327)       (54)      (390)       (71)
                                                                  --------   --------   --------   --------   --------   --------
    Increase (decrease) in units outstanding                         3,437        902     20,017      7,209     32,682      7,266
Beginning units                                                        902         --      7,209         --      7,266         --
                                                                  --------   --------   --------   --------   --------   --------
Ending units                                                         4,339        902     27,226      7,209     39,948      7,266
                                                                  ========   ========   ========   ========   ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.
                                       24

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001


                                                                    WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                                  -------------------------------------------------------------
                                                                      BALANCED            CONSERVATIVE         CONSERVATIVE
                                                                      PORTFOLIO        BALANCED PORTFOLIO    GROWTH PORTFOLIO
                                                                  -------------------  -------------------  -------------------
                                                                  2002 (8)     2001    2002 (8)     2001    2002 (8)     2001
                                                                  --------   --------  --------   --------  --------   --------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                  $   (100)  $     --  $     (2)  $     --  $    (35)  $     --
    Net realized gain (loss) from investment transactions              (42)        --        (7)        --       (26)        --
    Change in net unrealized appreciation (depreciation) of
      investments                                                     (299)        --       (10)        --       (12)        --
                                                                  --------   --------  --------   --------  --------   --------
    Net increase (decrease) in net assets resulting from
      operations                                                      (441)        --       (19)        --       (73)        --
                                                                  --------   --------  --------   --------  --------   --------
  From contract transactions:
    Payments received from contract owners                          19,909         --     1,389         --     9,275         --
    Transfers for contract benefits and terminations                    --         --        --         --        --         --
    Contract maintenance charges                                    (4,199)        --      (634)        --    (3,424)        --
    Transfers between subaccounts (including fixed account), net    72,912         --     2,139         --    37,987         --
                                                                  --------   --------  --------   --------  --------   --------
    Net increase in net assets from contract transactions           88,622         --     2,894         --    43,838         --
                                                                  --------   --------  --------   --------  --------   --------
    Total increase in net assets                                    88,181         --     2,875         --    43,765         --
Net assets at beginning of period                                       --         --        --         --        --         --
                                                                  --------   --------  --------   --------  --------   --------
Net assets at end of period                                       $ 88,181   $     --  $  2,875   $     --  $ 43,765   $     --
                                                                  ========   ========  ========   ========  ========   ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                         9,008         --       336         --     4,471         --
  Units redeemed                                                      (249)        --       (53)        --       (67)        --
                                                                  --------   --------  --------   --------  --------   --------
    Increase (decrease) in units outstanding                         8,759         --       283         --     4,404         --
Beginning units                                                         --         --        --         --        --         --
                                                                  --------   --------  --------   --------  --------   --------
Ending units                                                         8,759         --       283         --     4,404         --
                                                                  ========   ========  ========   ========  ========   ========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.
                                       25

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                                                 WM VARIABLE TRUST - STRATEGIC
                                                                             ASSET MANAGEMENT PORTFOLIOS, CONTINUED
                                                                        ------------------------------------------------
                                                                            FLEXIBLE INCOME         STRATEGIC GROWTH
                                                                               PORTFOLIO                PORTFOLIO
                                                                        -----------------------  -----------------------
                                                                         2002 (8)       2001      2002 (8)       2001
                                                                        ----------   ----------  ----------   ----------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                                        $      (12)  $       --  $      (70)  $       --
    Net realized gain (loss) from investment transactions                       (1)          --         (32)          --
    Change in net unrealized appreciation (depreciation) of
      investments                                                              134           --         (40)          --
                                                                        ----------   ----------  ----------   ----------
    Net increase (decrease) in net assets resulting from
      operations                                                               121           --        (142)          --
                                                                        ----------   ----------  ----------   ----------
  From contract transactions:
    Payments received from contract owners                                   1,454           --      16,999           --
    Transfers for contract benefits and terminations                            --           --          --           --
    Contract maintenance charges                                              (369)          --      (6,087)          --
    Transfers between subaccounts (including fixed account), net             4,283           --      61,811           --
                                                                        ----------   ----------  ----------   ----------
    Net increase in net assets from contract transactions                    5,368           --      72,723           --
                                                                        ----------   ----------  ----------   ----------
    Total increase in net assets                                             5,489           --      72,581           --
Net assets at beginning of period                                               --           --          --           --
                                                                        ----------   ----------  ----------   ----------
Net assets at end of period                                             $    5,489   $       --  $   72,581   $       --
                                                                        ==========   ==========  ==========   ==========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                                   565           --       7,459           --
  Units redeemed                                                               (30)          --         (86)          --
                                                                        ----------   ----------  ----------   ----------
    Increase (decrease) in units outstanding                                   535           --       7,373           --
Beginning units                                                                 --           --          --           --
                                                                        ----------   ----------  ----------   ----------
Ending units                                                                   535           --       7,373           --
                                                                        ==========   ==========  ==========   ==========

(1)  Formerly named Dreyfus Small Cap Portfolio

(2)  For the period beginning May 1, 2001 and ended December 31, 2001

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder Variable Life Investment Fund

(6)  Formerly named Kemper Variable Series

(7)  Formerly named Scudder High Yield Portfolio

(8) For the period beginning September 3, 2002 and ended December 31, 2002 (Note 1)

   The accompanying notes are an integral part of these financial statements.
                                       26

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS


1.   THE COMPANY

     The Farmers Variable Life Separate Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the "Company") during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly-owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

     The Account is a funding vehicle for individual variable universal life contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested at the direction of the contractholders in the subaccounts that comprise the Account. The Account is currently comprised of thirty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the "Funds"):

           CALVERT VARIABLE SERIES, INC.
           Social Small Cap Growth Portfolio

           DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES Developing Leaders Portfolio
           Quality Bond Portfolio

           DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES

           FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES Growth Portfolio
           Index 500 Portfolio
           Mid Cap Portfolio

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1.   THE COMPANY (CONTINUED)

          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES Small Cap Fund
          Global Asset Allocation Fund
          Developing Markets Securities Fund

          GOLDMAN SACHS VARIABLE INSURANCE TRUST
          Capital Growth Fund
          CORE Small Cap Equity Fund
          Mid Cap Value Fund

          JANUS ASPEN SERIES
          Mid Cap Growth Portfolio - Service Shares
          Balanced Portfolio - Service Shares
          Capital Appreciation Portfolio - Institutional Shares

          PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES Foreign Bond Portfolio
          Low Duration Portfolio

          SCUDDER VARIABLE SERIES I - CLASS A SHARES
          Bond Portfolio
          Global Discovery Portfolio
          Growth and Income Portfolio
          International Portfolio
          Money Market Portfolio

          SCUDDER VARIABLE SERIES II - CLASS A SHARES
          Government Securities Portfolio
          High Income Portfolio
          Small Cap Growth Portfolio
          Dreman High Return Equity Portfolio

          WM VARIABLE TRUST - CLASS 2 SHARES
          Equity Income Fund
          Mid Cap Stock Fund
          Small Cap Stock Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


1.   THE COMPANY (CONTINUED)

          WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2
            SHARES
          Balanced Portfolio(1)
          Conservative Balanced Portfolio(1)
          Conservative Growth Portfolio(1)
          Flexible Income Portfolio(1)
          Strategic Growth Portfolio(1)

          (1) Additional investment option available to contractholders as of September 3, 2002.

     The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the contractholders for a fee. The Company also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return.

     The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law.


2.   SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS AND ACCUMULATION UNIT VALUES

     Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2002. Accumulation unit values are computed daily based on total net assets of the Account.

     REALIZED GAINS AND LOSSES

     Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAX

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.


3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE

     The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers insurance benefits available with the contracts and certain expenses of the contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. The charge is equal to the contract value in each sub-account multiplied by the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

     CONTRACT MAINTENANCE CHARGES

     Surrender charge

     The Company will deduct a surrender charge if, during the first 14 policy years, the policyholder fully surrenders the policy, takes a partial withdrawal from the policy (if it has a level death benefit), or decreases the face value of the policy. The surrender charge in some cases may be significant. Under some circumstances the level of surrender charges might result in no contract value available for pay-out.

     Premium charge

     The Company currently deducts 3.5% from each premium and credits the remaining 96.5% to the contract value. This charge compensates the Company for distribution expenses and state premium taxes.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


3.   EXPENSES (CONTINUED)

     Cost of insurance charge

     The Company will deduct a monthly charge to cover the cost of providing the policy benefits. The charge will vary from policy to policy based on the insured's characteristics, as well as the optional riders selected by the insured.

     Administrative charge

     The Company deducts a monthly administrative charge of $5 per contract and guarantees this charge will not exceed $8.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the periods ended December 31, 2002 consist of the following:

                                                             PURCHASES         SALES
                                                            -----------     -----------
CALVERT VARIABLE SERIES, INC
  Social Small Cap Growth Portfolio                         $     9,403     $     2,767

DREYFUS VARIABLE INVESTMENT FUND
  Developing Leaders Portfolio                                  334,394           2,112
  Quality Bond Portfolio                                        146,308          16,320

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
  Socially Responsible Growth Fund                               10,881           2,496

FIDELITY VARIABLE INSURANCE PRODUCT FUNDS VIP
  Growth Portfolio                                              860,749           4,826
  Index 500 Portfolio                                           667,264           6,217
  Mid Cap Portfolio                                             225,238           1,547

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Small Cap Fund                                                180,415             887
  Global Asset Allocation Fund                                    9,788           1,812
  Developing Markets Securities Fund                             14,735           7,541

GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Capital Growth Fund                                           707,455           5,731
  CORE Small Cap Equity Fund                                     12,178           1,772
  Mid Cap Value Fund                                            584,011           5,104

JANUS ASPEN SERIES
  Mid Cap Growth Portfolio (Service Shares)                     222,525           4,852
  Balanced Portfolio (Service Shares)                            56,406           5,434
  Capital Appreciation Portfolio (Institutional Shares)       1,314,272          35,296

PIMCO VARIABLE INSURANCE TRUST
  Foreign Bond Portfolio                                        184,559           7,281
  Low Duration Portfolio                                        262,980          16,427

SCUDDER VARIABLE SERIES I
  Bond Portfolio                                                146,820          10,340
  Global Discovery Portfolio                                    325,736           2,182
  Growth and Income Portfolio                                   427,619          25,726
  International Portfolio                                       772,044           6,547
  Money Market Portfolio                                         45,613          12,889

SCUDDER VARIABLE SERIES II
  Government Securities Portfolio                               326,178          22,222
  High Income Portfolio                                         189,827           8,510
  Small Cap Growth Portfolio                                     55,057           7,593
  Dreman High Return Equity Portfolio                         1,834,920          51,722

WM VARIABLE TRUST
  Equity Income Fund                                             35,472           2,995
  Mid Cap Stock Fund                                            203,172           3,610
  Small Cap Stock Fund                                          203,536           3,113

WM VARIABLE TRUST
  Balanced Portfolio                                             91,082           2,498
  Conservative Balanced Portfolio                                 3,434             540
  Conservative Growth Portfolio                                  44,474             650
  Flexible Income Portfolio                                       5,667             307
  Strategic Growth Portfolio                                     73,534             837

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5.   FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for each of two years in the periods ended December 31, 2002 follows:

                                                                                         INVESTMENT
                                                                UNIT          NET         INCOME         EXPENSE        TOTAL
                                                 UNITS       FAIR VALUE      ASSETS       RATIO *        RATIO **     RETURN***
                                               ---------     ----------     --------     ----------      --------     ---------
CALVERT VARIABLE SERIES, INC:
  Social Small Cap Growth Portfolio
              2002                                   946     $     8.29     $  7,843           2.32%         0.87%       (23.24)%
              2001 (1)                               292          10.80        3,149           0.00%         0.75%         6.44%

DREYFUS VARIABLE INVESTMENT FUND:
  Developing Leaders Portfolio (2)
              2002                                51,115           7.76      396,650           0.01%         0.85%       (20.03)%
              2001 (1)                            12,626           9.70      122,518           0.44%         0.78%        (3.49)%

  Quality Bond Portfolio
              2002                                18,773          10.90      204,653           4.76%         0.86%         6.51%
              2001 (1)                             6,903          10.23       70,652           5.93%         0.78%         2.02%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND:
              2002                                 1,759           5.94       10,457           0.02%         0.86%       (29.77)%
              2001 (1)                               530           8.46        4,485           0.00%         0.83%       (16.73)%

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
 VIP:
  Growth Portfolio
              2002                               151,646           6.12      928,483           0.06%         0.85%       (30.82)%
              2001 (1)                            29,379           8.85      260,024           0.00%         0.78%       (12.84)%

  Index 500 Portfolio
              2002                               107,269           7.08      759,850           0.60%         0.85%       (23.02)%
              2001 (1)                            22,847           9.20      210,224           0.00%         0.78%        (9.21)%

  Mid Cap Portfolio
              2002                                29,179           9.26      270,068           0.38%         0.85%       (10.70)%
              2001 (1)                             6,332          10.36       65,630           0.00%         0.78%         3.26%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST:
  Small Cap Fund
              2002                                31,022           6.66      206,495           0.22%         0.85%       (29.32)%
              2001 (1)                             6,564           9.42       61,822           0.07%         0.78%        (6.85)%

  Global Asset Allocation Fund
              2002                                 1,033           8.73        9,023           1.52%         0.85%        (5.24)%
              2001 (1)                               156           9.22        1,435           0.00%         0.54%        (8.57)%

  Developing Markets Securities Fund
              2002                                 3,082           6.27       19,325           1.60%         0.90%        (1.04)%
              2001                                 2,029           6.34       12,858           0.54%         0.79%        (8.96)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        INVESTMENT
                                                                 UNIT         NET        INCOME       EXPENSE       TOTAL
                                                    UNITS     FAIR VALUE     ASSETS      RATIO *      RATIO **    RETURN***
                                                   --------   ----------   ----------   ----------    --------    ---------
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
  Capital Growth Fund
              2002                                  116,688   $     6.73   $  785,620         0.33%       0.85%      (25.01)%
              2001 (1)                               21,988         8.98      197,405         0.51%       0.78%      (11.53)%

  CORE Small Cap Equity Fund
              2002                                    1,140         8.66        9,867         0.57%       0.84%      (15.73)%
              2001(1)                                    65        10.27          665         1.65%       0.82%        1.94%

  Mid Cap Value Fund
              2002                                   76,747        10.09      774,052         1.51%       0.85%       (5.54)%
              2001(1)                                22,816        10.68      243,622         2.77%       0.78%        6.49%

JANUS ASPEN SERIES:
  Mid Cap Growth Portfolio - Service Shares (3)
              2002                                   52,542         5.51      289,364         0.00%       0.87%      (28.76)%
              2001(1)                                17,554         7.73      135,706         0.00%       0.78%      (22.80)%

  Balanced Portfolio - Service Shares
              2002                                    6,905         8.96       61,883         2.49%       0.85%       (7.51)%
              2001(1)                                 1,440         9.69       13,955         2.67%       0.83%       (3.81)%

  Capital Appreciation Portfolio - Institutional
   Shares
              2002                                  510,004         4.45    2,271,324         0.64%       0.88%      (16.42)%
              2001                                  246,062         5.33    1,311,201         2.10%       0.84%      (22.32)%

PIMCO VARIABLE INSURANCE TRUST:
  Foreign Bond Portfolio
              2002                                   20,826        12.09      251,780         3.38%       0.86%        7.22%
              2001                                    5,994        11.27       67,588         4.10%       0.79%        6.67%

  Low Duration Portfolio (4)
              2002                                   34,605        11.96      413,995         3.31%       0.86%        6.10%
              2001                                   14,216        11.28      160,295         5.98%       0.82%        6.68%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               INVESTMENT
                                                        UNIT         NET        INCOME       EXPENSE       TOTAL
                                           UNITS     FAIR VALUE     ASSETS      RATIO *      RATIO **    RETURN***
                                        ----------   ----------   ----------   ----------    --------    ---------
SCUDDER VARIABLE SERIES I:
  Bond Portfolio
              2002                          21,670   $    12.09   $  261,995         5.05%       0.87%        6.70%
              2001                          10,624        11.33      120,389         2.52%       0.84%        4.83%

  Global Discovery Portfolio
              2002                          55,919         6.72      375,683         0.00%       0.84%      (20.60)%
              2001 (1)                      10,994         8.46       93,029         0.00%       0.78%      (15.63)%

  Growth and Income Portfolio
              2002                         147,364         6.32      930,709         0.89%       0.89%      (23.81)%
              2001                          91,915         8.29      761,946         0.95%       0.85%      (12.09)%

  International Portfolio
              2002                         224,411         4.38      982,844         0.67%       0.86%      (19.10)%
              2001                          65,699         5.41      355,652         0.16%       0.81%      (31.48)%

  Money Market Portfolio
              2002                           4,292        10.79       46,289         1.37%       0.84%        0.58%
              2001                           1,268        10.72       13,596         4.13%       0.83%        2.92%

SCUDDER VARIABLE SERIES II:
  Government Securities Portfolio
              2002                          44,454        12.39      550,806         2.69%       0.87%        7.09%
              2001                          19,761        11.57      228,643         1.92%       0.83%        6.54%

  High Income Portfolio (5)
              2002                          25,661         9.17      235,359         5.96%       0.85%       (1.19)%
              2001                           6,532         9.28       60,631         1.31%       0.78%        1.67%

  Small Cap Growth Portfolio
              2002                          32,216         3.02       97,311         0.00%       0.89%      (34.06)%
              2001                          18,580         4.58       85,110         0.00%       0.84%      (29.42)%

  Dreman High Return Equity Portfolio
              2002                         222,595        11.09    2,467,818         0.70%       0.87%      (18.77)%
              2001                          76,910        13.65    1,049,639         0.58%       0.83%        0.79%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        INVESTMENT
                                                   UNIT        NET        INCOME      EXPENSE       TOTAL
                                       UNITS    FAIR VALUE    ASSETS     RATIO *      RATIO **    RETURN***
                                      -------   ----------   --------   ----------    --------    ---------
WM VARIABLE TRUST:
  Equity Income Fund
              2002                      4,339      $  8.89   $ 38,596         1.77%       0.85%      (13.45)%
              2001 (1)                    902        10.28      9,272         0.00%       0.75%        2.29%

  Mid Cap Stock Fund
              2002                     27,226         9.38    255,257         0.16%       0.85%      (11.34)%
              2001 (1)                  7,209        10.57     76,228         0.02%       0.78%        4.98%

  Small Cap Stock Fund
              2002                     39,948         5.04    201,244         0.00%       0.85%      (47.75)%
              2001 (1)                  7,266         9.64     70,061         1.18%       0.77%       (5.16)%

WM VARIABLE TRUST - STRATEGIC ASSET
MANAGEMENT PORTFOLIOS:
  Balanced Portfolio
              2002 (6)                  8,759        10.07     88,181         0.00%       0.75%        2.27%
              2001                         --           --         --           --          --           --

  Conservative Balanced Portfolio
              2002 (6)                    283        10.17      2,875         0.00%       0.47%        2.67%
              2001                         --           --         --           --          --           --

  Conservative Growth Portfolio
              2002 (6)                  4,404         9.94     43,765         0.00%       0.59%        1.89%
              2001                         --           --         --           --          --           --

  Flexible Income Portfolio
              2002 (6)                    535        10.26      5,489         0.00%       0.76%        2.87%
              2001                         --           --         --           --          --           --

  Strategic Growth Portfolio
              2002 (6)                  7,373         9.84     72,581         0.00%       0.61%        1.65%
              2001                         --           --         --           --          --           --

(1)  For the period beginning May 1, 2001 and ended December 31, 2001.

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  Formerly named PIMCO Low Duration Bond Portfolio

(5)  Formerly named Scudder High Yield Portfolio

(6)  For the period beginning September 3, 2002 and ended December 31, 2002.

* These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


5.   FINANCIAL HIGHLIGHTS (CONTINUED)

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, to average net assets for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units or administrative charges levied as a direct charge to the contractholders' accounts; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                     PART C

                                OTHER INFORMATION

Item 27.   Exhibits

(a)      Board of Directors Resolutions.
         1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A. (1/)
(b)      Custodian Agreements. Not applicable.
(c)      Underwriting Contracts.

         1) Form of Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life Separate Account A, And WM Funds Distributor, Inc.(11/)
         2) Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and WM Financial Services, Inc. (11/)
         3) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC (3/)
         4) Registered Representative Agreement, Farmers Financial Solutions LLC (3/)

(d)      Contracts.
         1)       Specimen Flexible Premium Variable Life Insurance Policy.(8/)

         2)       Monthly Disability Benefit Rider. (8/ 10/)

         3)       Accelerated Benefit Rider. (8/)
(e)      Applications.

         1)       Form of Policy Application for Variable Life Insurance.(9/)

(f)      Depositor's Certificate of Incorporation and By-Laws.
         1) Articles of Incorporation of Farmers New World Life Insurance Company.(1/)
         2)       By-laws of Farmers New World Life Insurance Company.(1/)

(g)      Reinsurance Contracts. (12/)

(h)      Participation Agreements.
         1) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(3/)
         2) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(5/)
         3) Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6/)
         4) Form of Amendment No. 3 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(9/)

         5)       Participation Agreement among Deutsche Asset
                  Management VIT Funds, Deutsche Asset Management, Inc., and Farmers New World Life Insurance Company.(11/)

(i)      Administrative Contracts.
         1) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2/)
         2) Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company dated as of April 1, 2001.(5/)
(j)      Other Material Contracts.

         1)       Powers of Attorney.(1/ 4/ 7/)

(K)      Legal Opinion.
         1)       Opinion of M. Douglas Close, Esquire (11/)
(1)      Actuarial Opinion.

         1)       Opinion of Ryan R. Larson, FSA, MAAA (11/)

(m)      Calculations.(11/)
(n)      Other Opinions.
         1)       Consent of Sutherland Asbill & Brennan LLP (11/)
         2)       Consent of PricewaterhouseCoopers LLP (11/)
         3)       Consent of Deloitte & Touche LLP (11/)
(o)      Omitted Financial Statements. Not applicable.
(p)      Initial Capital Agreements. Not applicable.
(q)      Redeemability Exemption.
         1)       Description of issuance, transfer and redemption procedures.
                  (9/)

--------------------------
(1) Incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGAR LINK on July 29, 1999 (File No. 333-84023).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on November 15, 1999 (File No. 333-85183).

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 27, 2001 (File No. 333-85183).

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on April 27, 2001 (File No. 333-84023).

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 26, 2002 (File No. 333-85183).

(6) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File No. 333-85183).

(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on August 28, 2002 (File No. 333-84023).

(8) Incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on October 2, 2002 (File No. 333-100287).

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).


(10) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on April 28, 2003 (File No. 333-84023).

(11) Filed herewith.

(12) To be filed by subsequent amendment.

Item 28. Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS                         POSITION AND OFFICE WITH DEPOSITOR
     Jerry J. Carnahan(1)                          Director
     Martin D. Feinstein(1)                        Chairman of the Board and Director
     Paul N. Hopkins(1)                            Director
     Michael W. Keller(2)                          Chief Marketing Officer, Vice President and Director
     Ryan R. Larson(2)                             Vice President, Chief Actuary and Director
     C. Paul Patsis(2)                             President, Chief Executive Officer and Director
     James I. Randolph(2)                          Vice President, Assistant Secretary and Director
     Gary R. Severson(3)                           Director
     Richard M. Shriver(2)                         Director
     John F. Sullivan, Jr.(4)                      Director
     Oscar Tengtio(2)                              Chief Financial Officer, Vice President and Director
     Sharylee Barnes, M.D.(2)                      Medical Director
     Leeann G. Badgett(2)                          Assistant Treasurer
     M. Douglas Close(1)                           Vice President and General Counsel
     Sharon D. Courlas, M.D.(2)                    Vice President and Medical Director
     David A. Demmon(1)                            Assistant Treasurer
     Gerald A. Dulek(1)                            Assistant Vice President
     Laszlo G. Heredy(1)                           Chief Investment Officer and Vice President
     Doren E. Hohl(1)                              Assistant Secretary
     Paul F. Hott(2)                               Assistant Vice President
     Kathleen D. Katovich(1)                       Assistant Secretary
     Hubert L. Mountz(1)                           Assistant Treasurer
     Link R. Murphy, M.D.(5)                       Assistant Medical Director
     Dennis J.A. Nibbe(2)                          Assistant Treasurer
     John R. Patton(2)                             Assistant Vice President and Corporate Secretary
     Pierre C. Wauthier(1)                         Vice President and Assistant Treasurer

------------------------
(1/) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(2/) The principal business address is 3003 -- 77th Avenue, S.E. Mercer Island, Washington 98040.

(3/)  The principal business address is 801 2nd Ave., Seattle, WA 98104.

(4/)  The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.

(5/)  The principal business address is 2500 Farmers Way, Columbus, Ohio 43235.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                                            Holding
                                                               %
ARGENTINA
Eagle Star (International Life) Ltd., Buenos Aires           branch
Zurich Argentina Cia. de Seguros, Buenos Aires               100.00
Zurich Iguazu Compania de Seguros de Retiro S.A.,            100.00
Buenos Aires
AUSTRALIA
Zurich Australian Insurance Ltd., Sydney                     100.00
Zurich Australia Ltd., Sydney                                100.00
Zurich Capital Markets Asia Limited, Sydney                  100.00
Zurich Financial Services Australia Ltd., Sydney             100.00
Zurich Insurance Company, Australian Branch, Sydney          branch
AUSTRIA
Zurich Versicherungs-Aktiengesellschaft, Vienna               99.98
BAHAMAS
Micoba Holdings Ltd., Nassau                                 100.00
BELGIUM
Zurich Insurance Company, Brussels                           branch
Zurich International Belgique S.A., Brussels                 100.00
Zurich Life Insurance Company Ltd., Brussels                 branch
BERMUDA
Berfin Ltd., Hamilton                                        100.00
BG Investments Ltd., Hamilton                                100.00
Centre Group Holdings Ltd., Hamilton                         100.00
Centre Life Reinsurance Ltd., Hamilton                       100.00
Centre Reinsurance (U.S.) Ltd., Hamilton                     100.00
Centre Reinsurance Ltd., Hamilton                            100.00
Centre Solutions (Bermuda) Ltd., Hamilton                    100.00
Centre Solutions (U.S.) Ltd., Hamilton                       100.00
CentreLine Reinsurance Ltd., Hamilton                        100.00
Coral Shield Insurance Co. Ltd., Hamilton                    100.00

                                                                 Holding
                                                                    %
Global Asset Holdings Ltd., Hamilton                              100.00
ZCM Holdings (Bermuda) Ltd., (and subsidiaries),                  100.00
Hamilton
ZG Investments II Ltd., Pembroke                                  100.00
ZG Investments III Ltd., Pembroke                                 100.00
ZG Investments Ltd., Hamilton                                     100.00
Zurich Asia Holdings Ltd., Hamilton                                90.00
Zurich Global Energy Ltd., Hamilton                               100.00
Zurich Insurance Company, Bermuda Branch, Hamilton                branch
Zurich International (Bermuda) Ltd., Hamilton                     100.00
BOLIVIA
La Boliviana Ciacruz des Seguros y Reaseguros S.A., La Paz         51.00
BRAZIL
Zurich Brasil Seguros S.A., Sao Paulo                             100.00
Zurich Participacoes et Representacoes Ltda.,                     100.00
Sao Paulo
CANADA
World Travel Protection Canada, Inc., Toronto                     100.00
Zurich Canadian Holdings Ltd., Toronto                            100.00
Zurich Insurance Company, Canadian Branch, Toronto                branch
Zurich Life of Canada Holdings Ltd., Toronto                      100.00
CHILE
Chilena Consolidada Seguros de Vida S.A., Santiago de Chile        98.94
Chilena Consolidada Seguros Generales S.A., Santiago de Chile      82.81
Inversiones Suizo Chilena S.A., Santiago de Chile                 100.00
Zurich Investments Chile S.A. Santiago de Chile                   100.00
CHINA
Zurich Insurance Company, Representative Offices                    rep.
in Beijing and Shanghai                                           office
Wing Hang Zurich Insurance Company Ltd., Hong Kong                 35.00
CYPRUS
Rimswell Investments Ltd., Limassol                               100.00
CZECH REPUBLIC
Zurich Pojistovna, Prague                                         branch
DENMARK
Zurich Forsikring, Copenhagen                                     branch
ESTONIA
Zurich Kindlustuse Eesti Aktiaselts, Tallinn                      100.00
FINLAND
Zurich Insurance Company, Helsinki                                branch
FRANCE
Zurich Epargne Cie d'Assurances, Paris                            100.00
Zurich Insurance Company, Paris                                   branch
Zurich International (France) Cie d'Assurances S.A., Paris         99.99
Zurich Life Insurance Company Ltd., Paris                         branch
GERMANY
Bonnfinanz AG fur Vermogensberatung und Vermittlung, Bonn          76.83
DA Deutsche Allgemeine Versicherung AG, Frankfurt                 100.00
Deutscher Herold Aktiengesellschaft, Bonn                          76.83
Deutscher Herold Allgemeine Versicherung                           76.83
Aktiengesellschaft, Bonn
Deutscher Herold Lebensversicherung Aktiengesellschaft, Bonn       76.83
Patria Versicherung AG, cologne                                    99.58
Zurich Beteiligungs-AG (Deutschland), Frankfurt                   100.00
Zurich Insurance Company, Frankfurt                               branch
Zurich Krankenversicherung AG, Cologne                            100.00
Zurich Lebensversicherung AG (Deutschland), Frankfurt             100.00
Zurich Life Insurance Company Ltd., Frankfurt                     Branch
Zurich Versicherung AG (Deutschland), Frankfurt                   100.00
GUAM
Zurich Insurance (Guam), Inc., Agana                               90.00
HONG KONG
Centre Representatives (Asia) Ltd., Hong Kong                     100.00
Eagle Star Insurance Company Ltd., Hong Kong                      branch
Eagle Star Life Assurance Company Limited, Hong Kong              branch
Paofoong Insurance Company (Hong Kong) Ltd.,                       60.00
Hong Kong
Zurich Insurance Company (Asia) Ltd., Hong Kong                   100.00
HUNGARY
Rimswell Hungary Consulting LLC, Budapest                         100.00
INDIA
Zurich Asset Management Company (India) Private                    75.00
Ltd., Bombay
INDONESIA
PT Zurich Insurance Indonesia, Jakarta                             82.71
PT Zurich Life Insurance Indonesia, Jakarta                           85
IRELAND
Centre Finance Dublin International, Dublin                       100.00
Centre Insurance International Company, Dublin                    100.00
Centre Reinsurance International Company, Dublin                  100.00
Eagle Star Insurance Company (Ireland) Ltd., Dublin               100.00
Eagle Star Life Assurance Co. of Ireland Limited, Dublin          100.00
Orange Stone Holdings, Dublin                                     100.00
Orange Stone Reinsurance, Dublin                                  100.00
Zurich Insurance Company, Dublin                                  branch
Zurich Bank, Dublin                                               100.00
ITALY
Erbasei S.p.A., Milan                                             100.00
La Sicurta 1879, Societa per Azioni di Ass. e                     100.00
Riass., Milan
Zurich Insurance Company, Milan                                   branch
Zurich International (Italia) S.p.A., Milan                       100.00
Zurich Investments Life S.p.A., Milan                             100.00
ZurigoSim S.p.A. Milan                                            100.00
JAPAN
Zurich Insurance Company, Tokyo                                   branch
Zurich Life Insurance Company Ltd., Tokyo                         branch
LATVIA
AAS Zurich Latvija, Riga                                          100.00
LIECHTENSTEIN
Zurich Insurance Company, Vaduz                                   branch
LITHUANIA
UADB Zurich Draudimas, Vilnius                                    100.00
LUXEMBOURG
Zurich Eurolife S.A., Luxembourg                                  100.00
Zurich Insurance Company, Luxembourg                              branch
MALTA
Eagle Star Malta Limited,                                         100.00
La Valletta
MAURITIUS
Zurich Finance (Mauritius) Ltd., Port Louis                       100.00
MEXICO
Zurich, Compania de Seguros S.A., Mexico City                      99.82
Zurich Vida, Compania de Seguros S.A., Mexico                        100
City
MOROCCO
Zurich Compagnie Marocaine d'Assurances,                           98.74
Casablanca
NETHERLANDS
Zurich Insurance Company,                                         branch
The Hague
Zurich International (Nederland) N.V., The Hague                  100.00
Zurich Leven N.V., The Hague                                      100.00
Zurich Life Insurance Company Ltd., The Hague                     branch
Zurich Atrium B.V., Amsterdam                                     100.00
NETHERLANDS ANTILLES
Z.I.C. International N.V., Curacao                                100.00
Cursud N.V., Curacao                                              100.00
NORWAY
Zurich Insurance Company, Oslo                                    branch
Zurich Holding Norge AS, Oslo                                     100.00
Zurich Protector                                                  100.00
Forsikring AS, Oslo
PHILIPPINES
Zurich General Insurance Philippines, Inc., Makati City           100.00

                                                                                     Holding
                                                                                        %
Zurich Life Insurance Philippines, Inc., Makati City                                  100.00
PORTUGAL
Companhia de Seguros Eagle Star Vida S.A., Lisbon                                     100.00
DB Vida, Companhia de Seguros de Vida, S.A., Lisbon                                   100.00
Zurich Life Insurance Company Ltd., Lisbon                                            branch
Zurich, Companhia de Seguros, S.A., Lisbon                                            100.00
RUSSIA
Zurich Insurance Company (Russia) Ltd., Moscow                                         49.00
SINGAPORE
Zurich Insurance (Singapore) Pte Limited,                                             100.00
Singapore
SOUTH AFRICA
South African Eagle Insurance Company Limited,                                         83.62
Johannesburg
SPAIN
Zurich Espana, Compania de Seguros y Reaseguros, S.A., Barcelona                       99.78
Zurich Life Espana, Compania de Seguros y Reaseguros, S.A., Barcelona                 100.00
Zurich Vida, Compania de Seguros y Reaseguros, S.A., Madrid                           100.00
SRI LANKA
Eagle Insurance Company Ltd., Colombo                                                  51.00
Eagle NDB Fund Management Company Ltd., Colombo                                        51.00
Zurich NDB Finance Lanka (Private) Ltd., Colombo                                       58.44
SWEDEN
Zurich Insurance Company, Stockholm                                                   branch
SWITZERLAND
Alpina Insurance Company Ltd., Zurich                                                 100.00
Assuricum Company Ltd., Zurich                                                        100.00
Centre Solutions AG, Zurich                                                           100.00
INZIC AG, Zug                                                                         100.00
La Genevoise, Cie generale d'Assurances, Geneva                                       100.00
La Genevoise, Cie d'Assurances sur la Vie, Geneva                                     100.00
Orion Rechtsschutz-Versicherungsgesellschaft, Basel                                    78.00
Rud, Blass & Cie AG, Bankgeschaft, Zurich                                             100.00
Turegum Insurance Company, Zurich                                                     100.00
Zurich Insurance Company, Zurich                                                      100.00
Zurich Insurance Company, Swiss Branch, Opfikon                                       branch
Zurich Group Holding, Zurich                                                          100.00
Zurich Invest Bank AG, Effretikon                                                     100.00
Zurich Life Insurance Company Limited, Zurich                                         100.00
Zurich Financial Services, Zurich                                                     100.00
TAIWAN
Zurich Insurance (Taiwan) Ltd., Taipei                                                100.00
Zurich Life Insurance Company Ltd., Taipei                                            branch
Zurich Securities Investment Trust Company Ltd.,                                      100.00
Taipei
THAILAND
Thai Zurich Insurance Co. Ltd., Bankgkok                                               25.00
Zurich National Life Assurance Company Ltd.,                                           25.00
Bangkok
UNITED KINGDOM
Allied Dunbar Assurance p.l.c., Swindon                                               100.00
Allied Dunbar International Assurance Limited,                                        100.00
Isle of Man
Allied Zurich Holdings Limited, Jersey                                                100.00
Allied Zurich p.l.c., London                                                          100.00
Centre Reinsurance Representatives Ltd., London                                         rep.
                                                                                      office
Eagle Star Group Services Ltd., London                                                100.00
Eagle Star Holdings Ltd., London                                                      100.00
Eagle Star Insurance Company Limited, London                                          100.00
Eagle Star Life Assurance Company Limited, London                                     100.00
Gresham Investment Trust p.l.c., London                                               100.00
Sterling Assurance p.l.c., Swindon                                                    100.00
Threadneedle Asset Management Holdings Limited, London                                100.00
Turegum Insurance Company, London                                                     branch
Zurich Financial Services (Jersey) Limited, Jersey                                    100.00
Zurich Financial Services (UKISA) Limited, London                                     100.00
Zurich Financial Services UK IFA Group Limited, London                                100.00
Zurich GSG Ltd., Wilmslow                                                             100.00
Zurich Holdings (UK) Ltd., Portsmouth                                                 100.00
Zurich Insurance (Jersey) Limited, Jersey                                             100.00
Zurich Insurance Company, Portsmouth                                                  branch
Zurich International (UK) Ltd., London                                                100.00
Zurich International Life Limited, Isle of Man                                        100.00
Zurich Life Assurance Company Limited, Fareham                                        100.00
Zurich Specialties London Ltd., London                                                100.00
UNITED STATES OF AMERICA
Cedar Hill Holdings, Inc., Scottsdale                                                 100.00
Centre Group Holdings (U.S.) Ltd., New York                                           100.00
Centre Insurance Company, Wilmington                                                  100.00
Empire Fire & Marine Insurance Company, Omaha                                         100.00
Empire Indemnity Insurance Company, Omaha                                             100.00
Farmers Group, Inc., Los Angeles                                                       95.00
Farmers New World Life Insurance Company, Mercer                                      100.00
Island
Farmers Reinsurance Company, Los Angeles                                              100.00
Federal Kemper Life Assurance Company, Long Grove                                     100.00
Kemper Corporation, Schaumburg                                                        100.00
Kemper Investors Life Insurance Company, Long Grove                                   100.00
PMG Asset Management, Inc., West Palm Beach                                           100.00
Risk Enterprise Management Limited, New York                                          100.00
Universal Underwriters Insurance Company, Overland Park                               100.00
Universal Underwriters Life Insurance Company,                                        100.00
Overland Park
Universal Underwriters of Texas Insurance Company, Overland Park                      100.00
ZC Specialty Insurance Company, Stamford                                              100.00
ZC Sterling Corporation, New York                                                     100.00
ZCM Matched Funding Corp.,                                                            100.00
New York
ZGA US Limited, New York                                                              100.00
Zurich American Insurance Company (and subsidiaries),                                 100.00
Schaumburg
Zurich Capital Markets Inc., New York                                                 100.00
Zurich Capital Markets Trust Company, New York                                        100.00
Zurich Finance (USA), Inc., Schaumburg                                                100.00
Zurich Holding Company of America, Inc., Schaumburg                                   100.00
                                                                                      voting
                                                                                      rights
                                                                                       21.30
                                                                                     capital
                                                                                      rights
Zurich Life Insurance Company of America, Long Grove                                  100.00
Zurich Reinsurance Centre Holdings, Inc., New York                                    100.00
VENEZUELA
Zurich Seguros S.A., Caracas                                                           89.64
Zurich Internacional de Venezuela, C.A. de Corretajej de Reaseguros, Caracas          100.00


Item 30.  Indemnification

         Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

         By-Laws of Farmers New World Life Insurance Company (as amended October 24, 1995)

                                   SECTION 47

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

         (a) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

         (b) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

         (c) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

THE FARMERS FINANCIAL SOLUTIONS, LLC

         (a) Other Activity. Farmers Financial Solutions, LLC ("FFS") is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

         (b) Management. The following information is furnished with respect to the officers and directors of FFS:

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH FFS
Brian S. Cohen(1)                         President and Director
C. Paul Patsis(2)                         Chairman of the Board and Vice President
James E. Hansen(3)                        Director
Paul N. Hopkins(4)                        Director
Gerald A. McElroy(5)                      Director
Bardea C. Huppert(1)                      Vice President and Chief Operating Officer
Steven K. Klein(1)                        Vice President and Chief Compliance Officer
Mark Peterson(1)                          Vice President and Chief Marketing Officer
Doren E. Hohl(4)                          Secretary
Jon S. Arima(1)                           Treasurer

---------------------------

(1) The principal business address is 2423 Galena Avenue, Simi Valley, California 93065.

(2) The principal business address is 3003 -- 77th Avenue, S.E. Mercer Island, Washington 98040.

(3) The principal business address is 2840 Echo Hill Way, Orange, California 92867.

(4) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(5) The principal business address is 79-050 Via Corta, LaQuinta, California 92253.


         (c) Compensation From the Registrant. Because sales of the Accumulator policy had not commenced as of December 31, 2002, no commissions or other compensation were received by FFS from the Registrant with regard to the Accumulator Policy. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant with regard to other policies during the Registrant's last fiscal year:

   (1)                     (2)                        (3)                 (4)                    (5)
  NAME OF            NET UNDERWRITING
 PRINCIPAL            DISCOUNTS AND             COMPENSATION ON         BROKERAGE               OTHER
UNDERWRITER            COMMISSIONS                REDEMPTION           COMMISSIONS           COMPENSATION
-----------          ----------------           ---------------       -------------         -------------
   FFS                     N/A                       N/A              $6,107,205.47         $1,846,344.94

         Other Compensation. Because registered persons of FFS who sell the Policies are also agents of Farmers, they are eligible for various cash benefits, such as production incentive bonuses, insurance benefits, and expense allowances, and non-cash compensation programs that Farmers offers to its agents, such as conferences, trips, prizes, and awards. FFS and its managers may also sponsor incentive programs for registered persons. Registered persons of FFS receive bonuses based upon the number of policies sold and maintained over certain periods. Other payments may be made for other services that do not directly involve the sale of the Policies.

These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

WM FUNDS DISTRIBUTOR, INC.

         (a) Other Activity. WM Funds Distributor, Inc. ("WMFD") is the second principal underwriter for the Policies. WMFD is also the principal underwriter for WM Trust I, WM Trust II, WM Strategic Asset Management Portfolios, LLC and WM Variable Trust. In addition, WMFD, in association with SunAmerica, acts as principal underwriter for the Variable Separate Account. WMFD, in association with American General Life, acts as principal underwriter for AGL Separate Account D.

         (b) Management. The following information is furnished with respect to the officers and directors of WMFD:

NAME AND PRINCIPAL BUSINESS ADDRESS                  POSITION AND OFFICES WITH WMFD
       Monte D. Calvin(1)                 Director and First Vice President
       Sandra A. Cavanaugh(2)             Director and Senior Vice President
       Sharon L. Howells(1)               Director, First Vice President and Corporate Secretary
       William G. Papesh(1)               Director and President
       Randall L.Yoakum(1)                Director
       Russell J. Adams(2)                First Vice President
       Joel Calvo(3)                      Chairman
       Glenn Commons(4)                   Vice President
       Leslie Harrison(5)                 First Vice President
       Hans Henselman(3)                  Vice President
       Joel H. Jonczyk(6)                 Vice President
       Debra C. Ramsey(2)                 Vice President
       Robert O. Schadt(7)                Assistant Vice President
       Mary K. Simonson(3)                First Vice President
       John T. West(1)                    Vice President
       David M. Williams(1)               Treasurer

------------------------------

(1) The principal business address is 1201 3rd Avenue, Washington Mutual Tower, Seattle, WA 98101.

(2) The principal business address is 21009 Foundation Place, Sacramento, CA 95670.

(3) The principal business address is 3351 Michelson Dr., Ste. 400, Irvine, CA 92612.

(4) The principal business address is 1077 FDCA, Tomball, Texas 77375.

(5) The principal business address is 17901 Von Karman Ave., 5 th Floor, Irvine, CA 92614.

(6) The principal business address is 10500 NE 8 th, Bellevue, WA 98004.

(7) The principal business address is 500 Pacific Ave., Bremerton, WA 98337

         (c) Compensation from the Registrant. Because sales of the Accumulator policy had not commenced as of December 31, 2002, no commissions or other compensation were received by WMFD from the Registrant with regard to the Accumulator Policy.


Item 32.   Location of Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 33.   Management Services

         All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation

         Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 2 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 24th day of April, 2003.


                                              FARMERS VARIABLE LIFE SEPARATE
                                              ACCOUNT A
                                              (Registrant)

Attest:       /s/ John R. Patton              By:            /s/ C. Paul Patsis
         ----- - -----------------------            --------- - ----------------
         John R. Patton                             C. Paul Patsis
         Assistant Vice President                   President
             and Secretary                          Farmers New World Life
         Farmers New World Life                       Insurance Company
             Insurance Company

                                              By: FARMERS NEW WORLD LIFE
                                                  INSURANCE
                                                  (Depositor)

Attest:       /s/ John R. Patton              By:            /s/ C. Paul Patsis
         ----- - -----------------------            --------- - ----------------
         John R. Patton                             C. Paul Patsis
         Assistant Vice President                   President
             and Secretary                          Farmers New World Life
         Farmers New World Life                       Insurance Company
             Insurance Company

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                        TITLE                                       DATE
       ---------                                        -----                                       ----
________________________                  Director                                             April 24, 2003
Jerry J. Carnahan */

________________________                  Chairman of the Board and Director                   April 24, 2003
Martin D. Feinstein */

________________________                  Director                                             April 24, 2003
Paul N. Hopkins */

       SIGNATURE                                           TITLE                                     DATE
       ---------                                           -----                                     ----
________________________                  Chief Marketing Officer, Vice President              April 24, 2003
Michael W. Keller */                      and Director

________________________                  Vice President, Chief Actuary and                    April 24, 2003
Ryan R. Larson */                         Director

________________________                  President, Chief Executive Officer and               April 24, 2003
C. Paul Patsis */                         Director
                                          (Principal Executive Officer)

________________________                  Vice President, Assistant Secretary and              April 24, 2003
James I. Randolph */                      Director

________________________                  Director                                             April 24, 2003
Gary R. Severson */

________________________                  Director                                             April 24, 2003
Richard M. Shriver */

________________________                  Director                                             April 24, 2003
John F. Sullivan, Jr. */

/s/ Oscar Tengtio                         Chief Financial Officer, Vice President              April 24, 2003
 - ---------------------                  and Director
Oscar Tengtio                             (Principal Financial Officer and
                                          Principal Accounting Officer)

/s/ C. Paul Patsis                        On April 24, 2003 as Attorney-in-Fact pursuant to powers
 - ---------------------                  of attorney filed herewith or by previous amendment.
*/ By:  C. Paul Patsis

                                  EXHIBIT INDEX

Exhibit (c)(1)          Form of Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life
                        Separate Account A, and WM Funds Distributor, Inc.

Exhibit (c)(2)          Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and
                        WM Financial Services, Inc.

Exhibit (h)(5)          Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management,
                        Inc., and Farmers New World Life Insurance Company.

Exhibit (k)(1)          Opinion of M. Douglas Close, Esquire

Exhibit (l)(1)          Opinion of Ryan R. Larson, FSA, MAAA

Exhibit (m)             Calculations

Exhibit (n)(1)          Consent of Sutherland Asbill & Brennan LLP

Exhibit (n)(2)          Consent of PricewaterhouseCoopers LLP

Exhibit (n)(3)          Consent of Deloitte & Touche LLP